                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             BURR-BROWN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [ ]  No fee required.
   [X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

         Common Stock par value $.01 per share, of Burr-Brown Corporation
         (" Burr-Brown common stock").
        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

         Up to 63,381,381 shares of Burr-Brown common stock
        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         The filing fee of $1,358,192 was calculated pursuant to Rule 0-11(c)(k) of the Securities Exchange Act, by multiplying 1/50 of 1% of the value of the Burr-Brown common stock to be received by Texas Instruments Incorporated in the transaction. The value of the Burr-Brown common stock was determined to be $81.17 per share in accordance with Rule 0-1(a)(4) of the Exchange Act based on the average high and low prices of Burr-Brown common stock reported on The Nasdaq National Market on July 5, 2000.
        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

         $ 5,144,666,696
        -----------------------------------------------------------------------

   (5)  Total fee paid:

         $1,358,192
        -----------------------------------------------------------------------

   [X]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:


        -----------------------------------------------------------------------

   (3)  Filing Party:


        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                               [BURR-BROWN LOGO]

                 MERGER PROPOSED -- YOUR VOTE IS VERY IMPORTANT

                                 July 21, 2000

Dear Burr-Brown Corporation stockholder,

     The boards of directors of Burr-Brown Corporation, Texas Instruments Incorporated and Burma Acquisition Corp., a wholly owned subsidiary of Texas Instruments, have approved, and the parties have entered into, a merger agreement that, subject to Burr-Brown stockholder approval, will result in Burma Acquisition being merged with and into Burr-Brown. As a result of the merger, Burr-Brown will become a wholly owned subsidiary of Texas Instruments. The merger agreement provides that Burr-Brown stockholders will receive 1.3 shares of Texas Instruments common stock for each share of Burr-Brown common stock that they own immediately before the merger.

     AFTER CAREFUL CONSIDERATION, YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE MERGER IS ADVISABLE AND IS FAIR TO, AND IN THE BEST INTERESTS OF, BURR-BROWN AND ITS STOCKHOLDERS. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER.

     Approval and adoption of the merger agreement and approval of the merger requires the affirmative vote of at least a majority of the outstanding shares of Burr-Brown common stock. We have scheduled a special meeting for you to vote on the merger. YOUR VOTE IS VERY IMPORTANT.

     The meeting will be held on Thursday, August 24, 2000 at 9:00 a.m., local time, at Burr-Brown's principal offices located at 6730 South Tucson Boulevard, Tucson, Arizona 85706.

     Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card or by providing your proxy by telephone or over the Internet, as described in the enclosed proxy information. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be voted in favor of approval and adoption of the merger. Your failure to return your proxy card will be considered a vote against approval and adoption of the merger. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person.

     The enclosed proxy statement/prospectus provides you with detailed information about the proposed merger and about Texas Instruments. We encourage you to read this entire document carefully. IN PARTICULAR, YOU SHOULD CONSIDER CAREFULLY THE DISCUSSION IN THE SECTION ENTITLED "RISK FACTORS" BEGINNING ON PAGE 14 OF THE PROXY STATEMENT/PROSPECTUS. You may also obtain information about Burr-Brown and Texas Instruments from documents that they have filed with the Securities and Exchange Commission. Some of these documents are included with or incorporated by reference into the enclosed proxy statement/prospectus.

     Thank you for your cooperation.

                                            Sincerely,

                                            /s/ SYRUS P. MADAVI
                                            Syrus P. Madavi
                                            President, Chief Executive Officer
                                            and
                                            Chairman of the Board

                               [BURR-BROWN LOGO]
                             BURR-BROWN CORPORATION
                             ---------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             ---------------------

                      TO BE HELD THURSDAY, AUGUST 24, 2000

To the Stockholders:

     A Special Meeting of Stockholders of Burr-Brown Corporation, a Delaware corporation, will be held on Thursday, August 24, 2000 at 9:00 a.m., local time, at Burr-Brown's principal offices located at 6730 South Tucson Boulevard, Tucson, Arizona 85706, to consider and to vote upon the following proposals:

          1. To approve and adopt the Agreement and Plan of Merger, dated as of June 21, 2000, by and among Texas Instruments Incorporated, a Delaware corporation, Burma Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Texas Instruments, and Burr-Brown, and approve the related merger pursuant to which, among other things, Burma Acquisition will be merged with and into Burr-Brown, with Burr-Brown surviving the merger, and each share of Burr-Brown's common stock, $.01 par value per share, issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive 1.3 shares of common stock, $1.00 par value per share, of Texas Instruments, other than fractional shares which will be paid in cash.

          2. Such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

     These items of business are described in the enclosed proxy statement/prospectus. The Board of Directors has fixed the close of business on July 19, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting.

     IN ORDER THAT YOUR STOCK MAY BE REPRESENTED AT THE SPECIAL MEETING IN CASE YOU ARE NOT PERSONALLY PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ADDRESSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE U.S. REGISTERED STOCKHOLDERS MAY ALSO AUTHORIZE THE PROXIES VIA A TOLL-FREE TELEPHONE CALL FROM THE U.S. AND CANADA OR THE INTERNET. THE TELEPHONE AND INTERNET VOTING PROCEDURES ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS' IDENTITIES, TO ALLOW STOCKHOLDERS TO PROVIDE VOTING INSTRUCTIONS TO THE PROXIES AND TO CONFIRM THAT THEIR VOTING INSTRUCTIONS HAVE BEEN PROPERLY RECORDED. BURR-BROWN HAS BEEN ADVISED BY COUNSEL THAT THE PROCEDURES WHICH HAVE BEEN PUT IN PLACE ARE CONSISTENT WITH THE REQUIREMENTS OF APPLICABLE LAW. SPECIFIC INSTRUCTIONS TO BE FOLLOWED BY ANY REGISTERED STOCKHOLDER INTERESTED IN PROXY VOTING VIA TELEPHONE OR THE INTERNET ARE SET FORTH ON THE ENCLOSED PROXY CARD.

                                            By order of the Board of Directors,

                                            /s/ BRADLEY S. PAULSON

                                            Bradley S. Paulson
                                            General Counsel and Secretary

6730 South Tucson Boulevard
Tucson, Arizona 85706
July 21, 2000

[TEXAS INSTRUMENTS LOGO]                                       [BURR-BROWN LOGO]

                           PROXY STATEMENT/PROSPECTUS
                             ---------------------

MERGER PROPOSED -- THE VOTE OF BURR-BROWN CORPORATION STOCKHOLDERS IS IMPORTANT

     The boards of directors of Texas Instruments Incorporated, a Delaware corporation, Burma Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Texas Instruments, and Burr-Brown Corporation, a Delaware corporation, have approved, and the parties have entered into, a merger agreement under which Burma Acquisition would merge with and into Burr-Brown and Burr-Brown would become a wholly owned subsidiary of Texas Instruments.

     This proxy statement/prospectus is being sent to stockholders of Burr-Brown in connection with the solicitation of proxies by the board of directors of Burr-Brown for use at the special meeting of Burr-Brown stockholders to be held on August 24, 2000, to consider and to vote upon the proposed merger. This proxy statement also constitutes a prospectus with respect to the shares of Texas Instruments common stock to be issued to Burr-Brown stockholders in the merger.

     The merger agreement provides that Burr-Brown stockholders will receive 1.3 shares of Texas Instruments common stock for each share of Burr-Brown common stock that they own immediately before the merger. If the merger is completed, Burr-Brown stockholders will collectively own or be entitled to receive an aggregate of approximately 4.3% of the outstanding Texas Instruments common stock.

     Pursuant to a voting agreement executed concurrently with the merger agreement, officers and directors of Burr-Brown holding an aggregate of approximately 29.6% of the shares of Burr-Brown common stock entitled to vote on the merger have agreed to vote in favor of approval of the merger.

     After careful consideration, the board of directors of Burr-Brown has determined that the merger is advisable and is fair to, and in the best interests of, its stockholders and recommends that its stockholders vote in favor of approval of the merger.

                             ---------------------

     Texas Instruments common stock is traded on the New York Stock Exchange under the symbol "TXN." Texas Instruments intends to have the shares of Texas Instruments common stock offered in connection with the merger listed on the New York Stock Exchange.

     WE URGE YOU TO CAREFULLY REVIEW THE RISK FACTORS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS BEGINNING ON PAGE 14.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This proxy statement/prospectus is dated July 21, 2000, and was first mailed to the stockholders of Burr-Brown on or about July 25, 2000.

                       SOURCES OF ADDITIONAL INFORMATION

     THIS PROXY STATEMENT/PROSPECTUS INCORPORATES IMPORTANT BUSINESS AND FINANCIAL INFORMATION ABOUT TEXAS INSTRUMENTS AND BURR-BROWN FROM DOCUMENTS THAT ARE NOT INCLUDED IN OR DELIVERED WITH THIS DOCUMENT. THIS INFORMATION IS AVAILABLE TO YOU WITHOUT CHARGE UPON YOUR WRITTEN OR ORAL REQUEST. YOU CAN OBTAIN DOCUMENTS INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS, OTHER THAN SOME OF THE EXHIBITS TO THOSE DOCUMENTS, BY REQUESTING THEM IN WRITING OR BY TELEPHONE AT THE FOLLOWING ADDRESSES OR TELEPHONE NUMBERS:

        TEXAS INSTRUMENTS INCORPORATED                     BURR-BROWN CORPORATION
        ATTENTION: INVESTOR RELATIONS                  ATTENTION: INVESTOR RELATIONS
              12500 TI BOULEVARD                        6730 SOUTH TUCSON BOULEVARD
               P.O. BOX 660199                             TUCSON, ARIZONA 85706
           DALLAS, TEXAS 75266-0199                            (520) 746-7365
                (972) 995-3773

     IF YOU WOULD LIKE TO REQUEST DOCUMENTS, PLEASE DO SO BY AUGUST 17, 2000 IN ORDER TO RECEIVE THEM BEFORE THE SPECIAL MEETING OF BURR-BROWN STOCKHOLDERS.

     ALSO SEE THE SECTIONS ENTITLED "INCORPORATION BY REFERENCE TO OTHER DOCUMENTS" ON PAGES 62 AND 64 AND "WHERE YOU CAN FIND MORE INFORMATION ABOUT TEXAS INSTRUMENTS" ON PAGE 63 AND "WHERE YOU CAN FIND MORE INFORMATION ABOUT BURR-BROWN" ON PAGE 65 OF THIS PROXY STATEMENT/PROSPECTUS.

     TEXAS INSTRUMENTS HAS SUPPLIED ALL OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS RELATING TO TEXAS INSTRUMENTS AND BURMA ACQUISITION, AND BURR-BROWN HAS SUPPLIED ALL OF THE INFORMATION RELATING TO BURR-BROWN.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR IN THE DOCUMENTS INCORPORATED BY REFERENCE. NONE OF TEXAS INSTRUMENTS, BURMA ACQUISITION OR BURR-BROWN HAS AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT EITHER THE MERGER OR THE OTHER TRANSACTIONS THAT ARE DISCUSSED IN THIS PROXY STATEMENT/PROSPECTUS OTHER THAN THE INFORMATION OR REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR IN THE DOCUMENTS INCORPORATED BY REFERENCE. IF YOU ARE GIVEN ANY INFORMATION ABOUT THESE MATTERS THAT IS NOT DISCUSSED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS, YOU MUST NOT RELY ON THAT INFORMATION.

     THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SECURITIES IN ANY LOCATION WHERE OR TO ANY PERSON TO WHOM TEXAS INSTRUMENTS IS NOT PERMITTED TO OFFER OR TO SELL SECURITIES UNDER APPLICABLE LAW.

     THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS OR THE COMMON STOCK OF TEXAS INSTRUMENTS OFFERED BY THIS PROXY STATEMENT/PROSPECTUS DOES NOT, UNDER ANY CIRCUMSTANCE, MEAN THAT THERE HAS NOT BEEN A CHANGE IN THE AFFAIRS OF TEXAS INSTRUMENTS OR BURR-BROWN SINCE THE DATE OF THIS PROXY STATEMENT/ PROSPECTUS. IT ALSO DOES NOT MEAN THAT THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS CORRECT AFTER THIS DATE OR THAT THE INFORMATION IN THE DOCUMENTS INCORPORATED BY REFERENCE IS CORRECT AFTER THE RESPECTIVE DATES OF THOSE DOCUMENTS.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
ANSWERS TO FREQUENTLY ASKED QUESTIONS
  ABOUT THE MERGER....................    1
SUMMARY...............................    3
SELECTED HISTORICAL FINANCIAL DATA OF
  TEXAS INSTRUMENTS...................    8
SELECTED HISTORICAL FINANCIAL DATA OF
  BURR-BROWN..........................    9
COMPARATIVE MARKET PRICE AND DIVIDEND
  INFORMATION.........................   10
SELECTED UNAUDITED PRO FORMA COMBINED
  FINANCIAL DATA......................   12
COMPARATIVE PER SHARE DATA............   13
RISK FACTORS..........................   14
You will receive 1.3 shares of Texas
  Instruments common stock for each
  share of Burr-Brown common stock
  owned despite changes in the market
  value of Texas Instruments common
  stock or Burr-Brown common stock....   14
Burr-Brown officers and directors have
  conflicts of interest that may
  influence them to support or
  recommend the merger................   14
Texas Instruments may have difficulty
  integrating Burr-Brown's operations
  and retaining important employees of
  Burr-Brown..........................   14
The integration of Burr-Brown will
  require substantial time and effort
  of key managers of Texas
  Instruments, which could divert the
  attention of those managers from
  other matters.......................   15
Burr-Brown stockholders should not
  place undue reliance on
  forward-looking information.........   15
UNAUDITED PRO FORMA COMBINED FINANCIAL
  INFORMATION.........................   16
UNAUDITED PRO FORMA COMBINED BALANCE
  SHEET...............................   17
UNAUDITED PRO FORMA COMBINED STATEMENT
  OF OPERATIONS.......................   18

                                        PAGE
                                        ----
NOTES TO UNAUDITED PRO FORMA COMBINED
  FINANCIAL INFORMATION...............   23
THE BURR-BROWN SPECIAL MEETING........   24
General...............................   24
Matters to be Considered at the
  Burr-Brown Special Meeting..........   24
Date, Time and Place..................   24
Record Date; Quorum...................   24
Votes Required........................   24
Voting by Burr-Brown's Executive
  Officers and Directors..............   25
Voting of Proxies; Revocability of
  Proxies.............................   25
Solicitation of Proxies and
  Expenses............................   25
THE MERGER............................   26
Background............................   26
Reasons for the Merger................   28
Recommendation of the Board of
  Directors of Burr-Brown.............   30
Opinion of Financial Advisor to the
  Board of Directors of Burr-Brown....   30
Interests of Certain Persons in the
  Merger..............................   38
Employee Benefit Plans................   39
No Dissenters' Appraisal Rights.......   39
Accounting Treatment..................   39
Federal Securities Laws
  Consequences........................   39
Comparison of Rights of Stockholders
  of Texas Instruments and
  Burr-Brown..........................   39
U.S. Federal Income Tax Consequences
  of the Merger.......................   43
Regulatory Matters....................   44
THE MERGER AGREEMENT..................   45
General...............................   45
Completion and Effectiveness of the
  Merger..............................   45
Conversion of Shares of Burr-Brown
  Common Stock........................   45
Treatment of Stock Options............   46
Exchange Procedures...................   46
Directors and Officers................   47
Charter and Bylaws....................   47
Representations and Warranties........   48
Conduct of Business Before Completion
  of the Merger.......................   49
Conditions to the Completion of the
  Merger..............................   52

                                        PAGE
                                        ----
Additional Covenants of Burr-Brown and
  Texas Instruments...................   54
Termination of the Merger Agreement...   57
Indemnification of Burr-Brown's
  Directors and Officers..............   59
Amendment of the Merger Agreement.....   59
Extension and Waiver..................   59
VOTING AGREEMENT......................   60
STOCK OPTION AGREEMENT................   60
General...............................   60
Exercise of the Option; Profit
  Limitations.........................   60
Termination of the Option.............   61
Other Provisions......................   61
BUSINESS OF TEXAS INSTRUMENTS.........   61
Incorporation by Reference to Other
  Documents...........................   62
Where You Can Find More Information
  About Texas Instruments.............   63
BUSINESS OF BURR-BROWN................   63

                                        PAGE
                                        ----
Incorporation by Reference to Other
  Documents...........................   64
Where You Can Find More Information
  About Burr-Brown....................   65
DESCRIPTION OF CAPITAL STOCK OF TEXAS
  INSTRUMENTS.........................   65
General...............................   65
The Common Stock......................   65
The Preferred Stock...................   66
The Rights Plan.......................   66
LEGAL MATTERS.........................   68
INDEPENDENT AUDITORS..................   68
ANNEX A -- Agreement and Plan of
  Merger..............................  A-1
ANNEX B -- Voting Agreement...........  B-1
ANNEX C -- Stock Option Agreement.....  C-1
ANNEX D -- Opinion of Broadview
  International LLC...................  D-1

             ANSWERS TO FREQUENTLY ASKED QUESTIONS ABOUT THE MERGER

     Q. When do you expect the merger to be completed?

     A. We are working towards completing the merger as quickly as possible. For the merger to be completed, the Burr-Brown stockholders must approve the merger at the special meeting of Burr-Brown stockholders. We expect to complete the merger promptly following the Burr-Brown special meeting.

     Q. What will Burr-Brown stockholders receive in the merger?

     A. For each share of Burr-Brown common stock you own, you will receive 1.3 shares of Texas Instruments common stock. Texas Instruments will not issue fractional shares of Texas Instruments common stock. You will receive cash based upon the market price of Texas Instruments common stock instead of any fractional share. Texas Instruments common stock is traded on the New York Stock Exchange under the symbol "TXN", and on July 19, 2000, Texas Instruments common stock closed at $67.25 per share. Because the exchange ratio is fixed at 1.3 but the market price of Texas Instruments common stock is subject to fluctuation, the market value of the shares of Texas Instruments common stock that you will receive in the merger may increase or decrease prior to and following the merger. We urge you to obtain current market quotations for Texas Instruments common stock and Burr-Brown common stock.

     Q. When will Burr-Brown stockholders receive shares of Texas Instruments common stock?

     A. Shortly following the merger you will receive a letter of transmittal to complete and return along with your Burr-Brown stock certificates. Once you have done so, Texas Instruments will issue you shares of Texas Instruments common stock.

     Q. What are the U.S. federal income tax consequences of the merger to Burr-Brown stockholders?

     A. In general, holders of Burr-Brown common stock will not recognize gain or loss for U.S. federal income tax purposes on the exchange of their stock in the merger, except with respect to any cash they receive in lieu of fractional shares of Texas Instruments common stock.
     Q. What percentage of Texas Instruments will Burr-Brown stockholders own following the merger?

     A. Based upon:

     - the number of shares of Burr-Brown common stock outstanding on July 19, 2000; and

     - the number of shares of Texas Instruments common stock outstanding on July 19, 2000,

Burr-Brown stockholders will collectively own approximately 4.3%, or 73,643,280 shares, of Texas Instruments common stock.

     Q. What should Burr-Brown stockholders do now?

     A. After you have carefully read this proxy statement/prospectus, indicate how you want to vote by completing and signing the enclosed proxy card. After completing the proxy card, sign and mail it in the enclosed prepaid return envelope marked "Proxy" as soon as possible so that your shares may be represented and voted at the special meeting. Please do not send your Burr-Brown stock certificates with your proxy card. After the merger is completed, you will receive written instructions for exchanging your stock certificates.

     You may also provide your proxy by a toll-free telephone call from the U.S. and Canada or over the Internet. The enclosed proxy information contains specific instructions for you to follow if you are interested in proxy voting by telephone or over the Internet.

     If you sign and send your proxy card and do not indicate how you want to vote, we will count your proxy as a vote in favor of approval and adoption of the merger agreement and approval of the merger. If you abstain from voting or do not vote, it will have the effect of a vote against approval and adoption of the merger agreement and approval of the merger.

     The special meeting will take place on August 24, 2000. Even if you have signed and mailed your proxy card or provided your proxy by telephone or over the Internet, you may still attend the special meeting and vote your shares in person.

     Q. Can Burr-Brown stockholders change their votes after mailing signed proxy cards or providing their proxy by telephone or over the Internet?

     A. Yes. There are five ways in which you may revoke your proxy before it is exercised and change your vote:

     - first, you may send a written notice revoking your proxy to the Secretary of Burr-Brown;

     - second, you may complete and submit a new, later-dated proxy card;

     - third, you may proxy vote by telephone on a later date than an earlier-submitted proxy;

     - fourth, you may proxy vote over the Internet on a later date than an earlier-submitted proxy; and

     - fifth, you may attend the Burr-Brown special meeting and vote in person.

     Simply attending the Burr-Brown special meeting, however, will not revoke your proxy.

     Q. If my Burr-Brown shares are held in "street name" by my broker, will my broker vote my shares for me?

     A. Your broker will vote your Burr-Brown shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your shares will not be voted, which will have the effect of a vote against approval of the merger.

                                    SUMMARY

     This brief summary highlights selected information from this proxy statement/prospectus. It does not contain all of the information that may be important to you in deciding how to vote. We urge you to read carefully the entire proxy statement/prospectus and the other documents to which this proxy statement/ prospectus refers for further information about the merger. To learn how to obtain more information about Texas Instruments, see page 63. To learn how to obtain more information about Burr-Brown, see page 65. Each item in this summary includes a page reference directing you to a more complete description of that item.

THE COMPANIES

TEXAS INSTRUMENTS INCORPORATED (See page 61)
12500 TI BOULEVARD
P.O. BOX 660199
DALLAS, TEXAS 75266-0199
(972) 995-3773

     Texas Instruments is a global semiconductor company and the world's leading designer and supplier of digital signal processing and analog technologies, the engines driving the digitalization of electronics. Headquartered in Dallas, Texas, Texas Instruments' businesses also include materials and controls and educational and productivity solutions. Texas Instruments has manufacturing or sales operations in more than 25 countries.

BURR-BROWN CORPORATION (See page 63)
6730 SOUTH TUCSON BOULEVARD
TUCSON, ARIZONA 85706
(520) 746-7365

     Burr-Brown is a global leader in the development, manufacturing and marketing of high performance analog and mixed signal integrated circuits. Through its proprietary design expertise and specialized application knowledge, Burr-Brown delivers more than 1,400 innovative products to 25,000 customers worldwide. Burr-Brown targets high growth segments of the communications, consumer, computing and industrial markets and its major customers are among the world's leading electronics manufacturers. Burr-Brown is headquartered in Tucson, Arizona.

THE SPECIAL MEETING (See page 24)

     Burr-Brown will hold the special meeting at its principal offices located at 6730 South Tucson Boulevard, Tucson, Arizona 85706, at 9:00 a.m., local time, on Thursday, August 24, 2000. At the special meeting, Burr-Brown is asking the holders of its common stock to approve the merger.

RECOMMENDATION OF BURR-BROWN'S BOARD OF DIRECTORS (See page 30)

     After careful consideration, both a special committee of the Burr-Brown board of directors and the full board of directors have determined that the merger is advisable and is fair to, and in the best interests of, Burr-Brown and its stockholders. The special committee and the Burr-Brown board of directors have unanimously approved the merger and the merger agreement and unanimously recommend that Burr-Brown stockholders vote "for" approval and adoption of the merger agreement and approval of the related merger.

OPINION OF BURR-BROWN'S FINANCIAL ADVISOR (See page 30)

     Broadview International LLC, Burr-Brown's financial advisor, delivered an opinion to Burr-Brown's board of directors that, subject to the considerations described in the opinion, the exchange ratio in the merger is fair, from a financial point of view, to Burr-Brown stockholders. The complete opinion of Broadview is attached as Appendix D. We urge you to read the opinion in its entirety.

BURR-BROWN STOCKHOLDER APPROVAL (See page 24)

     The approval of the merger requires the affirmative vote of at least a majority of the shares of Burr-Brown common stock outstanding on July 19, 2000, the record date for the special meeting. You are entitled to cast one vote per share of Burr-Brown common stock you owned as of the record date.

     Directors and executive officers who beneficially own and are entitled to vote shares of Burr-Brown common stock representing approximately 29.6% of the total voting power of all outstanding shares of Burr-Brown common stock have entered into an agreement with Texas

Instruments and Burma Acquisition to vote those shares for approval of the merger.

PROCEDURE FOR CASTING YOUR VOTE (See page 25)

     Please mail your signed proxy card in the enclosed return envelope or provide your proxy by telephone or over the Internet, as described in the information enclosed with this proxy statement/ prospectus, as soon as possible so that your shares of Burr-Brown common stock may be represented and voted at the special meeting. If you do not include instructions on how to vote your proxy, your shares will be voted "for" approval of the merger.

PROCEDURE FOR CASTING YOUR VOTE IF YOUR SHARES ARE HELD BY YOUR BROKER IN "STREET NAME" (See page 25)

     Your broker will vote your shares only if you provide instructions on how to vote by following the instructions provided to you by your broker. If you do not provide your broker with voting instructions, your shares will not be voted at the Burr-Brown special meeting and it will have the same effect as voting against approval of the merger.

PROCEDURE FOR CHANGING YOUR VOTE (See page 25)

     If you want to change your vote, just send a later-dated, signed proxy card, or proxy vote by telephone or over the Internet on a later date than your earlier-submitted proxy, before the Burr-Brown special meeting or attend the special meeting and vote your shares in person. You may also revoke your proxy by sending written notice to the Secretary of Burr-Brown before the special meeting.

PROCEDURE FOR EXCHANGING YOUR STOCK CERTIFICATES (See page 46)

     After the merger is completed, you will receive written instructions for exchanging your Burr-Brown stock certificates for Texas Instruments stock certificates. Do not send your Burr-Brown stock certificates now.

THE MERGER AGREEMENT

     The merger agreement is attached to this proxy statement/prospectus as Annex A. Please read the merger agreement in its entirety. It is the legal document that governs your rights in connection with the merger.

     Conditions to Completion of the Merger (See page 52)

     Texas Instruments' and Burr-Brown's obligations to complete the merger are subject to a number of conditions, including the following:

     - approval of the merger by the Burr-Brown stockholders;

     - the expiration or termination of the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any waiting periods or consents under any comparable foreign antitrust laws shall have expired or been obtained;

     - no injunction being entered by a court preventing the merger and no continuing injunction proceeding having been instituted by a governmental entity;

     - this proxy statement/prospectus shall have been declared effective by the Commission at the effective time of the merger and no stop order suspending effectiveness shall have been issued; and

     - the Texas Instruments common stock required to be issued in the merger shall have been approved for listing on the NYSE.

     Each of Texas Instruments' and Burma Acquisition's obligation to complete the merger is also subject to the following additional conditions:

     - the representations and warranties made by Burr-Brown in the merger agreement are true except where the failure to be true would not reasonably be expected to have a material adverse effect;

     - Burr-Brown has performed or complied in all material respects with all agreements contained in the merger agreement;

     - Texas Instruments has received letters from Ernst & Young LLP, accountants for both Texas Instruments and Burr-Brown, regarding the treatment of the merger as a "pooling of interests" for accounting purposes;

     - Texas Instruments has received an opinion of its tax counsel, Weil, Gotshal & Manges LLP, to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; and

     - the receipt of all authorizations, consents or other approvals of any domestic or foreign governmental entity required in connection with the merger.

     In the event Texas Instruments or Burr-Brown determines to waive compliance with any of these conditions, they will seek the advice of counsel with respect to whether this proxy statement/prospectus should be revised and recirculated to stockholders to reflect the waiver.

     Burr-Brown's obligation to complete the merger is also subject to the following additional conditions:

     - the representations and warranties made by Texas Instruments and Burma Acquisition in the merger agreement are true except where the failure to be true would not reasonably be expected to have a material adverse effect;

     - Texas Instruments has performed or complied in all material respects with all agreements contained in the merger agreement; and

     - Burr-Brown has received an opinion of its tax counsel, Snell & Wilmer L.L.P., to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

Termination of the Merger Agreement (See page 57)

     As summarized below, the merger agreement may be terminated under certain circumstances at any time before the completion of the merger. The merger agreement may be terminated by mutual consent of Texas Instruments and Burr-Brown, whether before or after the vote by Burr-Brown stockholders. The merger agreement may also be terminated by either Texas Instruments or Burr-Brown under any of the following circumstances:

     - if the merger is not completed by December 31, 2000, except that either Texas Instruments or Burr-Brown may extend that termination date to a date not beyond February 28, 2001 if they reasonably determine in good faith that additional time is necessary to obtain any required governmental consents or approvals;

     - if Burr-Brown stockholders do not approve the merger at the special meeting;

     - if any final and non-appealable law prohibits the completion of the merger; or

     - if any governmental entity has failed to issue an order or ruling or has not taken any action necessary for the consummation of the merger.

     Burr-Brown may terminate the merger agreement under the following circumstances:

     - if, pursuant to the terms and conditions of the merger agreement, prior to Burr-Brown stockholder approval of the merger, the Burr-Brown board of directors authorizes Burr-Brown to enter into a binding agreement relating to an unsolicited proposal by a third party to acquire Burr-Brown on terms determined by the Burr-Brown board of directors to be more favorable than the terms of the merger with Texas Instruments; or

     - if Texas Instruments or Burma Acquisition has breached any representation, warranty, covenant or agreement in the merger agreement that cannot be cured and would cause certain conditions to the consummation of the merger not to be met before December 31, 2000, or if applicable, the extended termination date.

     Texas Instruments may terminate the merger agreement under the following circumstances:

     - if Burr-Brown enters into a binding agreement for a proposal by a third party to acquire Burr-Brown on terms determined by the Burr-Brown board of directors to be more favorable than the terms of the merger with Texas Instruments;

     - if the Burr-Brown board of directors has withdrawn or adversely modified its approval or recommendation of the merger; or

     - if Burr-Brown has breached any representation, warranty, covenant or agreement in the merger agreement that cannot be cured and would cause certain conditions to the consummation of the merger not to be met before December 31, 2000, or if applicable, the extended termination date.

Termination Fees (See page 58)

     Burr-Brown has agreed to pay Texas Instruments a termination fee of $223,203,810 if the merger agreement is terminated in any of the following circumstances:

     - if an acquisition proposal by a third party has been made or any third party has publicly announced an intention, whether or not conditional, to make an acquisition proposal in respect of Burr-Brown or any of its subsidiaries and the merger agreement is subsequently terminated (1) by either Texas Instruments or Burr-Brown because Burr-Brown's stockholders have not approved the merger or (2) by Texas Instruments because Burr-Brown, in violation of the terms and conditions of the merger agreement, solicits a proposal to acquire Burr-Brown from any party other than Texas Instruments or Burma Acquisition or participates in any discussions or negotiations regarding an acquisition, furnishes any information to any third party or takes any other actions that may reasonably be expected to lead to a proposal for an acquisition of Burr-Brown by any party other than Texas Instruments or Burma Acquisition and, in the case of clauses (1) or (2), within nine months of the termination Burr-Brown enters into an agreement with, or completes an extraordinary transaction with, a third party regarding an acquisition of Burr-Brown;

     - if, prior to Burr-Brown stockholder approval of the merger, Burr-Brown terminates the merger agreement to enter into a binding agreement relating to an unsolicited proposal by a third party determined by the Burr-Brown board of directors to be more favorable than the terms of the merger with Texas Instruments;

     - if Texas Instruments terminates the merger agreement because Burr-Brown enters into a binding agreement relating to a proposal by a third party to acquire Burr-Brown on terms determined by the Burr-Brown board of directors to be more favorable than the terms of the merger with Texas Instruments; or

     - if Texas Instruments terminates the merger agreement because the Burr-Brown board of directors withdraws or adversely modifies its approval or recommendation of the merger and within nine months of the termination Burr-Brown enters into an agreement with, or completes an extraordinary transaction with, a third party regarding an acquisition of Burr-Brown.

     Burr-Brown will not be obligated to pay a termination fee to Texas Instruments in the instances described in the first and fourth bullets above if:

     - Burr-Brown acquires a third party in a merger, recapitalization, share exchange or similar transaction in which Burr-Brown survives and the stockholders of the acquired third party receive shares of Burr-Brown common stock which, immediately following the closing of the acquisition of the third party, represents no more than 45% of the issued and outstanding shares of Burr-Brown common stock; and

     - the third party acquired by Burr-Brown was not the subject of an acquisition proposal at any time after the date of the merger agreement and prior to the termination of the merger agreement.

NO DISSENTERS' APPRAISAL RIGHTS (See page 39)

     Because Burr-Brown's common stock is traded on the Nasdaq National Market and Texas Instruments' common stock is traded on the NYSE, holders of Burr-Brown common stock will not be entitled under the Delaware General Corporation Law to exercise dissenting stockholders' appraisal rights with respect to their shares of Burr-Brown common stock.

ACCOUNTING TREATMENT (See page 39)

     We expect the merger to qualify as a "pooling of interests" under generally accepted accounting principles, which means that for accounting and financial reporting purposes, the recorded assets and liabilities of Burr-Brown will be carried forward and combined with those of Texas Instruments at their recorded amounts.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO BURR-BROWN STOCKHOLDERS (See page 43)

     The merger is intended to qualify as a nontaxable transaction and we expect that the exchange of your shares of Burr-Brown common stock for shares of Texas Instruments common stock will generally not cause you to recognize any gain or loss for U.S. federal income tax purposes. You will, however, have to recognize gain, if any, in connection with any cash you receive in lieu of fractional shares of Texas Instruments common stock.

     TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES OF THE MERGER TO YOU.

REGULATORY MATTERS (See page 44)

     The merger is subject to antitrust laws in the United States and other countries. We have made the required filings with the U.S. Department of Justice and the Federal Trade Commission as well as the appropriate foreign regulatory agencies. The parties filed premerger notifications with the Antitrust Division of the Department of Justice and the Federal Trade Commission on July 6, 2000. The waiting period is scheduled to expire on August 7, 2000, unless a request for additional information is made by the reviewing agency prior to that time or the parties request for early termination of the waiting period is granted. In addition we have made filings with the appropriate foreign regulatory agencies. We cannot assure you that the U.S. Department of Justice or the Federal Trade Commission, appropriate foreign regulatory agencies or others will not challenge the merger at any time before or after its completion.
VOTING AGREEMENT (See page 60)

     In order to induce Texas Instruments to enter into the merger agreement, some of the officers and directors of Burr-Brown entered into a voting agreement with Texas Instruments on June 21, 2000. Those officers and directors who signed the voting agreement have agreed to vote an aggregate of 16,787,528 shares of Burr-Brown common stock held by them, representing approximately 29.6% of the total outstanding voting power as of the record date, in favor of approval of the merger.

STOCK OPTION AGREEMENT (See page 60)

     In order to induce Texas Instruments to enter into the merger agreement, Burr-Brown and Texas Instruments entered into a stock option agreement pursuant to which Burr-Brown granted Texas Instruments an irrevocable option to purchase up to 11,236,702 shares of Burr-Brown common stock, representing 19.9% of the outstanding Burr-Brown common stock as of June 21, 2000, at an exercise price of $112.94 per share. The option is only exercisable in the event Texas Instruments is entitled to receive a termination fee under the merger agreement.

INTERESTS OF CERTAIN PERSONS IN THE MERGER (See page 38)

     In considering the recommendation of the Burr-Brown board of directors with respect to the merger and the transactions contemplated by the merger agreement, stockholders of Burr-Brown should be aware that some members of management and the board of directors of Burr-Brown have particular interests in the merger that are different from, or in addition to, the interests of stockholders of Burr-Brown generally.

RISK FACTORS (See page 14)

     Stockholders of Burr-Brown are urged to consider the items under the section entitled "Risk Factors" beginning on page 14 in determining whether to vote in favor of approval of the merger.

            SELECTED HISTORICAL FINANCIAL DATA OF TEXAS INSTRUMENTS

     Set forth below is selected financial data for Texas Instruments for the periods and as of the dates indicated. This selected historical financial data is only a summary and we urge you to read this summary in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes to those financial statements contained in Texas Instruments' proxy statement for the 2000 annual meeting of stockholders and incorporated by reference in its annual report on Form 10-K for the year ended December 31, 1999, and contained in its quarterly report on Form 10-Q for the quarter ended March 31, 2000.

                                                             IN MILLIONS, EXCEPT PER-SHARE DATA
                                                                                                     THREE MONTHS ENDED
                                                     YEAR ENDED DECEMBER 31,                              MARCH 31,
                                  --------------------------------------------------------------   -----------------------
                                     1999         1998         1997         1996         1995         2000         1999
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
INCOME STATEMENT DATA:
Net revenues....................  $    9,468   $    8,617   $    9,972   $   10,113   $   11,554   $    2,653   $    2,081
Operating costs and expenses....       7,772        8,205        9,306       10,103       10,087        2,131        1,775
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Profit from operations..........       1,696          412          666           10        1,467          522          306
Other income (expense) net......         398          295          199           81           83          124           88
Interest on loans...............          75           75           94           73           48           19           18
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Income from continuing
  operations before provision
  for income taxes and
  extraordinary item............       2,019          632          771           18        1,502          627          376
Provision for income taxes......         613          216          432           37          484          201          121
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Income (loss) from continuing
  operations before
  extraordinary Item............  $    1,406   $      416   $      339   $      (19)  $    1,018   $      426   $      255
                                  ==========   ==========   ==========   ==========   ==========   ==========   ==========
Diluted earnings (loss) per
  common share from continuing
  operations before
  extraordinary item(1).........  $      .84   $      .25   $      .21   $     (.01)  $      .64          .25   $      .15
Basic earnings (loss) per common
  share from continuing
  operations before
  extraordinary item(1).........  $      .87   $      .26   $      .21   $     (.01)  $      .67          .26   $      .16
Dividends declared per common
  share(1)......................  $     .085   $     .064   $     .085   $     .085   $      .08   $     .021   $     .021
Average common and dilutive
  potential common shares
  outstanding during period, in
  thousands(1)..................   1,673,519    1,636,500    1,623,672    1,547,320    1,579,146    1,703,236    1,649,333

                                                               IN MILLIONS
                                                            AS OF DECEMBER 31,                 AS OF
                                                ------------------------------------------   MARCH 31,
                                                 1999     1998     1997     1996     1995      2000
                                                ------   ------   ------   ------   ------   ---------
BALANCE SHEET DATA:
Cash and short-term investments...............  $2,662   $2,341   $3,105   $1,046   $1,602    $2,430
Working capital...............................   3,427    2,776    3,708    2,046    2,628     3,456
Property, plant and equipment (net)...........   3,835    3,451    4,264    4,209    2,933     4,216
Total assets..................................  15,028   11,490   11,093    9,539    8,891    17,500
Long-term debt................................   1,097    1,027    1,286    1,697      804       991
Stockholders' equity..........................   9,255    6,736    6,109    4,239    4,206    11,199

---------------

(1) Reflects a two-for-one stock split effective May 22, 2000.

                SELECTED HISTORICAL FINANCIAL DATA OF BURR-BROWN

     Set forth below is selected financial data for Burr-Brown for the periods and as of the dates indicated. This selected historical financial data is only a summary and we urge you to read this summary in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes to those financial statements contained in Burr-Brown's annual report on Form 10-K for the year ended December 31, 1999 and quarterly report on Form 10-Q for the quarter ended April 1, 2000.

                                                    IN THOUSANDS, EXCEPT PER-SHARE DATA
                                          YEAR ENDED DECEMBER 31,                       THREE MONTHS ENDED
                            ----------------------------------------------------   -----------------------------
                              1999       1998       1997       1996       1995     APRIL 1, 2000   APRIL 3, 1999
                            --------   --------   --------   --------   --------   -------------   -------------
STATEMENT OF OPERATIONS
  DATA:
Net revenues..............  $291,448   $258,094   $252,102   $219,997   $269,162      $90,554         $61,007
Cost of revenues..........   138,704    125,446    125,075    109,228    138,257       40,760          30,228
                            --------   --------   --------   --------   --------      -------         -------
  Gross profit............   152,744    132,648    127,027    110,769    130,905       49,794          30,779
Operating costs and
  expenses................    93,117     87,995     83,459     80,654     90,370       25,901          21,154
                            --------   --------   --------   --------   --------      -------         -------
Income from operations....    59,627     44,653     43,568     30,115     40,535       23,893           9,625
Other income (expense),
  net.....................     3,002      3,802      3,092      9,729       (518)       2,160             600
                            --------   --------   --------   --------   --------      -------         -------
Income before taxes.......    62,629     48,455     46,660     39,844     40,017       26,053          10,225
Provision for income
  taxes...................    16,911     12,598     13,998     10,160     10,805        7,556           2,761
                            --------   --------   --------   --------   --------      -------         -------
Net income................  $ 45,718   $ 35,857   $ 32,662   $ 29,684   $ 29,212      $18,497         $ 7,464
                            ========   ========   ========   ========   ========      =======         =======
Basic income per share....  $    .83   $    .65   $    .60   $    .55   $    .58      $   .33         $   .14
Diluted income per
  share...................       .78        .62        .57        .53        .55          .31             .13
Shares used in per share
  calculations:
  -- Basic net income.....    55,296     55,005     54,081     54,005     50,250       55,816          55,038
  -- Diluted net income...    58,570     57,419     56,902     56,265     52,972       60,605          57,372

                                                              IN THOUSANDS
                                                      AS OF DECEMBER 31,                     AS OF
                                     ----------------------------------------------------   APRIL 1,
                                       1999       1998       1997       1996       1995       2000
                                     --------   --------   --------   --------   --------   --------
BALANCE SHEET DATA:
Cash, cash equivalents and
  short-term investments...........  $163,321   $ 76,047   $ 54,284   $ 52,840   $ 86,215   $431,119
Working capital....................   229,586    141,372    114,017     97,914    129,908    496,280
Total assets.......................   399,717    338,691    299,388    261,588    252,249    680,885
Total debt.........................    20,105     21,445     12,145     17,450     20,862    267,322
Stockholders' equity...............   323,218    273,513    234,916    199,406    179,145    348,492

               COMPARATIVE MARKET PRICE AND DIVIDEND INFORMATION

COMPARATIVE MARKET PRICE DATA

     The following table presents trading information for Texas Instruments common stock on the New York Stock Exchange and Burr-Brown common stock on the Nasdaq National Market on June 21, 2000 and July 19, 2000. June 21, 2000 was the last full trading day prior to our announcement of the signing of the merger agreement. July 19, 2000 was the last trading day for which it was practicable to include information in this proxy statement/prospectus. YOU ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE TEXAS INSTRUMENTS COMMON STOCK AND THE BURR-BROWN COMMON STOCK.

                                 TEXAS INSTRUMENTS COMMON STOCK        BURR-BROWN COMMON STOCK
                                --------------------------------    ------------------------------
                                  HIGH        LOW        CLOSE       HIGH        LOW       CLOSE
                                --------    --------    --------    -------    -------    --------
June 21, 2000.................  $ 88.00     $ 80.00     $ 82.00     $ 76.00    $ 71.75    $ 72.625
July 19, 2000.................  $ 70.50     $ 67.00     $ 67.25     $ 90.56    $ 86.00    $  86.25

     On July 19, 2000 there were approximately 28,397 holders of record of Texas Instruments common stock and approximately 796 holders of record of Burr-Brown common stock.

HISTORICAL MARKET PRICE DATA FOR TEXAS INSTRUMENTS

     Texas Instruments common stock is listed on the New York Stock Exchange under the symbol "TXN." The table below sets forth for each of the calendar quarters indicated, the high and low sales prices per share of Texas Instruments common stock on the composite tape as reported by The Wall Street Journal and the dividends per share paid on the Texas Instruments common stock, both as adjusted for stock splits. Additional stock splits may be considered in the future based on a variety of factors, including market conditions and the trading price of Texas Instruments common stock.

                                                              CALENDAR QUARTER
                                               -----------------------------------------------
                                                 1ST          2ND          3RD           4TH
                                               -------      -------      --------      -------
Stock prices:
  2000 High..................................  $99.78       $90.00       $ 74.50(1)
     Low.....................................   45.25        60.13         63.75(1)
  1999 High..................................   26.97        36.25         46.72       $55.75
     Low.....................................   21.50        24.75         33.53        37.88
  1998 High..................................   15.69        16.75         15.91        22.59
     Low.....................................   10.06        11.72         11.50        11.34
Dividends paid:
  2000.......................................     .021         .021          --           --
  1999.......................................     .021         .021          .021         .021
  1998.......................................     .021         .021          .021         .021

---------------

(1) Through July 19, 2000.

HISTORICAL MARKET PRICE DATA FOR BURR-BROWN

     Burr-Brown common stock trades on the Nasdaq National Market under the symbol "BBRC." The table below sets forth for each of the calendar quarters indicated, the high and low sales prices per share of Burr-Brown common stock as reported by Nasdaq, as adjusted for stock splits. Burr-Brown has never declared or paid a cash dividend on its common stock.

                                                                CALENDAR QUARTER
                                                   -------------------------------------------
                                                    1ST          2ND         3RD         4TH
                                                   ------      -------      ------      ------
Stock prices:
  2000 High......................................  $66.69      $104.88      $95.13(1)
     Low.........................................   31.13        50.63       79.00(1)
  1999 High......................................   18.00        26.69       28.81      $36.50
     Low.........................................   11.94        15.69       22.75       22.69
  1998 High......................................   19.00        21.00       16.25       16.63
     Low.........................................   11.31        12.81        8.00        8.94

---------------

(1) Through July 19, 2000.

                               TEXAS INSTRUMENTS

              SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA
                       IN MILLIONS, EXCEPT PER-SHARE DATA

                                                                                THREE MONTHS
                                                    YEAR ENDED DECEMBER 31,    ENDED MARCH 31,
                                                   -------------------------   ---------------
                                                    1999     1998     1997      2000     1999
                                                   ------   ------   -------   ------   ------
Statement of Operations Data:(1)
  Total revenues.................................  $9,759   $8,875   $10,224   $2,744   $2,142
  Income from continuing operations before
     extraordinary item..........................   1,452      452       372      444      262
  Income from continuing operations before
     extraordinary item per share -- diluted.....    0.83     0.26      0.22     0.25     0.15
  Income from continuing operations before
     extraordinary item per share -- basic.......    0.86     0.27      0.23     0.26     0.16

                                                                 AS OF
                                                               MARCH 31,
                                                                 2000
                                                               ---------
Balance Sheet Data:(1)
  Total assets..............................................    $18,181
  Long-term debt, excluding current portion.................      1,243
  Stockholders' equity......................................     11,517

---------------

(1) See notes to unaudited pro forma combined financial information on page 23 of this proxy statement/ prospectus.

                           COMPARATIVE PER SHARE DATA

     We have summarized below the per share information of Texas Instruments and Burr-Brown on a historical, pro forma combined and pro forma equivalent basis, each as adjusted for stock splits. The information should be read in conjunction with the historical financial statements and related notes to those financial statements of Texas Instruments and Burr-Brown that are incorporated by reference in this proxy statement/prospectus. For information on where you can find more information about Texas Instruments and Burr-Brown, see pages 63 and 65.

     You should be aware that this pro forma information may not be indicative of what actual results will be in the future or what the results would have been for the periods presented.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,              THREE MONTHS ENDED
                                                              ---------------------   -------------------------------
                                                              1999    1998    1997    APRIL 1, 2000    APRIL 3, 1999
                                                              -----   -----   -----   --------------   --------------
Burr-Brown Historical
  Income per common share, basic............................  $ .83   $ .65   $ .60       $ .33            $ .14
  Income per common share, diluted..........................    .78     .62     .57         .31              .13
  Cash dividends declared per share.........................     --      --      --          --               --
  Book value per share(1)...................................   5.81                        6.22

                                                                   YEAR ENDED
                                                                  DECEMBER 31,              THREE MONTHS ENDED
                                                              ---------------------   -------------------------------
                                                              1999    1998    1997    MARCH 31, 2000   MARCH 31, 1999
                                                              -----   -----   -----   --------------   --------------
Texas Instruments Historical
  Income per common share from continuing operations,
    basic...................................................  $ .87   $ .26   $ .21       $ .26            $ .16
  Income per common share from continuing operations,
    diluted.................................................    .84     .25     .21         .25              .15
  Cash dividends declared per share.........................   .085    .064    .085        .021             .021
  Book value per share(1)...................................   5.69                        6.84

                                                                   YEAR ENDED
                                                                  DECEMBER 31,              THREE MONTHS ENDED
                                                              ---------------------   -------------------------------
                                                              1999    1998    1997    MARCH 31, 2000   MARCH 31, 1999
                                                              -----   -----   -----   --------------   --------------
Unaudited Pro Forma Combined(2)
  Income per common share from continuing operations,
    basic...................................................  $ .86   $ .27   $ .23       $ .26            $ .16
  Income per common share from continuing operations,
    diluted.................................................    .83     .26     .22         .25              .15
  Cash dividends declared per share.........................   .085    .064    .085        .021             .021
  Book value per share......................................   5.62                        6.74
Burr-Brown Per Share Equivalent(3)
  Income per common share from continuing operations,
    basic...................................................   1.12     .35     .30         .34              .21
  Income per common share from continuing operations,
    diluted.................................................   1.08     .34     .29         .33              .20
  Cash dividends declared per share.........................   .111    .083    .111        .027             .027
  Book value per share......................................   7.31                        8.76

---------------

(1) Historical book value per share is computed by dividing stockholders' equity by the number of shares of common stock outstanding at the end of each period.

(2) For purposes of the unaudited pro forma combined share data, Burr-Brown's historical financial data has been combined for the years ended December 31, 1999, 1998 and 1997 and the three months ended April 1, 2000 and April 3, 1999 with Texas Instruments' historical financial data for the years ended December 31, 1999, 1998 and 1997 and the three months ended March 31, 2000 and 1999. The unaudited pro forma combined share data has been prepared as if the merger had occurred at the beginning of each respective Texas Instruments fiscal period, except with respect to book value data, which has been prepared as if the merger had occurred at the end of each respective Texas Instruments fiscal period. Pro forma cash dividends declared per share represent historical dividends per share declared by Texas Instruments.

(3) The equivalent pro forma share amounts of Burr-Brown are calculated by multiplying unaudited pro forma combined income per share and book value per share amounts by the exchange ratio of 1.3.

                                  RISK FACTORS

     We urge you to carefully consider the risk factors set forth below, as well as the other information set forth in this proxy statement/prospectus, before voting in favor of approval of the merger. In addition, you are strongly urged to consider the risk factors set forth elsewhere in or incorporated by reference into this proxy statement/prospectus. This proxy statement/prospectus contains forward-looking statements which involve risks and uncertainties. Our actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause these differences include, but are not limited to, the risk factors set forth below.

YOU WILL RECEIVE 1.3 SHARES OF TEXAS INSTRUMENTS COMMON STOCK FOR EACH SHARE OF BURR-BROWN COMMON STOCK OWNED DESPITE CHANGES IN THE MARKET VALUE OF TEXAS INSTRUMENTS COMMON STOCK OR BURR-BROWN COMMON STOCK.

     Upon completion of the merger, each share of Burr-Brown common stock will be exchanged for 1.3 shares of Texas Instruments common stock. There will be no adjustment for changes in the market price of either Texas Instruments common stock or Burr-Brown common stock. Texas Instruments and Burr-Brown are not permitted to abandon the merger nor is Burr-Brown permitted to resolicit the vote of its stockholders solely because of changes in the market price of Texas Instruments common stock. Accordingly, the specific dollar value of Texas Instruments common stock to be received upon completion of the merger will depend on the market value of Texas Instruments common stock at the time of completion of the merger. The share price of Texas Instruments common stock is by nature subject to general fluctuations in the market for publicly traded securities and has experienced significant volatility. No prediction can be made as to the market price of Texas Instruments common stock at the completion of the merger or as to the market price of Texas Instruments common stock after the completion of the merger.

BURR-BROWN OFFICERS AND DIRECTORS HAVE CONFLICTS OF INTEREST THAT MAY INFLUENCE THEM TO SUPPORT OR RECOMMEND THE MERGER.

     The officers and directors of Burr-Brown participate in arrangements that provide them with interests in the merger that are different from, or are in addition to, yours. Pursuant to the existing option plan, stock options held by Burr-Brown's non-employee directors will vest as a result of the merger. In addition, Syrus P. Madavi, Chief Executive Officer of Burr-Brown, has entered into an agreement with Texas Instruments that provides for, among other things, payment of a transition bonus of $3.5 million if Mr. Madavi is still employed by Texas Instruments through the first anniversary of closing of the merger or if Texas Instruments terminates Mr. Madavi prior to the first anniversary of closing of the merger. Texas Instruments has also agreed to provide transition bonuses to certain officers and other employees of Burr-Brown, including J. Scott Blouin and Kenneth G. Wolf. Furthermore, Texas Instruments has agreed to indemnify the officers and directors of Burr-Brown for their acts and omissions as officers and directors of Burr-Brown prior to the merger to the maximum extent permitted by Delaware law. See the section entitled "The
Merger -- Interests of Certain Persons in the Merger" on page 38 for more information.

     As a result of these interests, these officers and directors could be more likely to support or recommend to Burr-Brown stockholders the approval of the merger than if they did not have these interests. Burr-Brown stockholders should consider whether these interests may have influenced these officers and directors to support or recommend the approval of the merger.

TEXAS INSTRUMENTS MAY HAVE DIFFICULTY INTEGRATING BURR-BROWN'S OPERATIONS AND RETAINING IMPORTANT EMPLOYEES OF BURR-BROWN.

     There can be no guarantee that management will be able to successfully integrate Burr-Brown's employees and operations following the merger and there is the risk that Texas Instruments will be unable to retain all of Burr-Brown's key employees for a number of reasons, including the risk that the cultures of the companies will not blend. There also can be no assurance that any contemplated synergies from the integration of the businesses will be realized.

THE INTEGRATION OF BURR-BROWN WILL REQUIRE SUBSTANTIAL TIME AND EFFORT OF KEY MANAGERS OF TEXAS INSTRUMENTS, WHICH COULD DIVERT THE ATTENTION OF THOSE MANAGERS FROM OTHER MATTERS.

     The merger will place significant demands on key managers of Texas Instruments. Risks exist in the consolidation of the systems, operations and administrative functions of Burr-Brown and Texas Instruments. Managing the growth of the Burr-Brown business may limit the time available for those managers of Texas Instruments to attend to other operational, financial and strategic issues.

BURR-BROWN STOCKHOLDERS SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING INFORMATION.

     Information contained in this proxy statement/prospectus may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which can be identified by the use of forward-looking terminology like "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "continue" or "pro forma" or the negative or other variations of those words or comparable terminology.

     All forward-looking statements contained in this proxy statement/prospectus are expressly qualified in their entirety by the cautionary statements set forth in this proxy statement/prospectus and the documents incorporated by reference. Stockholders of Burr-Brown are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this proxy statement/prospectus. Neither Texas Instruments nor Burr-Brown undertakes any responsibility to update you on the occurrence of any anticipated events which may cause actual results to differ from those expressed or implied by the forward-looking statements contained in this proxy statement/prospectus or in documents incorporated by reference in this proxy statement/prospectus.

     We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of Texas Instruments or its management:

     - market demand for semiconductors, particularly for digital signal processors and analog integrated circuits in key markets, such as telecommunications and computers;

     - Texas Instruments' ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

     - Texas Instruments' ability to compete in products and prices in an intensely competitive industry;

     - Texas Instruments' ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

     - timely completion and successful integration of announced acquisitions;

     - global economic, social and political conditions in the countries in which Texas Instruments and its customers and suppliers operate, including fluctuations in foreign currency exchange rates;

     - losses or curtailments of purchases from key customers;

     - Texas Instruments' ability to recruit and retain skilled personnel; and

     - availability of raw materials and critical manufacturing equipment.

     For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of Texas Instruments' most recent Form 10-K.

                               TEXAS INSTRUMENTS

                          UNAUDITED PRO FORMA COMBINED
                             FINANCIAL INFORMATION

     The following unaudited pro forma combined financial information gives effect to the merger using the "pooling of interests" method of accounting, after giving effect to the pro forma adjustments described in the accompanying notes. The unaudited pro forma combined financial information should be read in conjunction with the audited historical consolidated financial statements and related notes of Texas Instruments and Burr-Brown, which are incorporated by reference into this proxy statement/prospectus.

     The unaudited pro forma combined balance sheet gives effect to the merger as if it had occurred on the balance sheet date. The unaudited pro forma combined balance sheet combines Texas Instruments' March 31, 2000 unaudited consolidated balance sheet with Burr-Brown's April 1, 2000 unaudited consolidated balance sheet. The unaudited pro forma combined statements of operations give effect to the merger as if it had occurred at the beginning of the periods presented. The unaudited pro forma combined statements of operations combine Texas Instruments' historical operating results for the three months ended March 31, 2000 and 1999 and for the fiscal years ended December 31, 1999, 1998 and 1997 with the corresponding Burr-Brown historical operating results for the three months ended April 1, 2000 and April 3, 1999 and for the fiscal years ended December 31, 1999, 1998 and 1997, respectively.

     For purposes of the preparation of the unaudited pro forma combined balance sheet, merger-related expenses (which the companies anticipate will be approximately $30 million on a pre-tax basis) were included. The estimate of merger-related expenses is preliminary and subject to change.

     Certain financial statement balances of Burr-Brown have been reclassified to conform with the Texas Instruments financial statement presentation.

     The unaudited pro forma combined financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the merger had been in effect on the dates indicated, nor is it necessarily indicative of future operating results or financial position of the merged companies. The pro forma adjustments are based on the information and assumptions available as of the date of this proxy statement/prospectus. The unaudited pro forma combined financial statements do not give effect to any cost savings or synergies that may result from the integration of Texas Instruments' and Burr-Brown's operations.

                               TEXAS INSTRUMENTS

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2000
                                  IN MILLIONS

                                                            HISTORICAL
                                                  ------------------------------
                                                      TEXAS
                                                   INSTRUMENTS      BURR-BROWN      PRO FORMA    PRO FORMA
                                                  MARCH 31, 2000   APRIL 1, 2000   ADJUSTMENTS   COMBINED
                                                  --------------   -------------   -----------   ---------
                     ASSETS
Current Assets:
  Cash and cash equivalents......................    $   675           $399            $          $ 1,074
  Short-term investments.........................      1,755             32                         1,787
  Accounts receivable, net.......................      1,911             68                         1,979
  Inventories....................................        937             53                           990
  Prepaid expenses...............................        113              9                           122
  Deferred income taxes..........................        583             10                           593
                                                     -------           ----            ---        -------
          Total current assets...................      5,974            571                         6,545
Property, plant and equipment, net...............      4,216             99                         4,315
Investments......................................      6,364              1                         6,365
Goodwill and other acquisition-related
  intangibles....................................        500             --                           500
Deferred income taxes............................         39             --                            39
Other assets.....................................        407             10                           417
                                                     -------           ----            ---        -------
          Total assets...........................    $17,500           $681            $          $18,181
                                                     =======           ====            ===        =======

      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Loans payable and current portion long term
     debt........................................    $   385           $ 14                       $   399
  Accounts payable...............................        853             23                           876
  Accrued and other current liabilities..........      1,280             38            $30(a)       1,348
                                                     -------           ----            ---        -------
          Total current liabilities..............      2,518             75             30          2,623
Long term debt...................................        991            252                         1,243
Accrued retirement costs.........................        741              1                           742
Deferred income taxes............................      1,724              5                         1,729
Deferred credits and other liabilities...........        327             --                           327
Stockholders' equity.............................     11,199            348            (30)(a)     11,517
                                                     -------           ----            ---        -------
          Total liabilities and stockholders'
            equity...............................    $17,500           $681            $--        $18,181
                                                     =======           ====            ===        =======

                               TEXAS INSTRUMENTS

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2000
                       IN MILLIONS, EXCEPT PER-SHARE DATA

                                                       HISTORICAL
                                             ------------------------------
                                                 TEXAS         BURR-BROWN
                                              INSTRUMENTS         THREE
                                              THREE MONTHS       MONTHS
                                                 ENDED            ENDED        PRO FORMA     PRO FORMA
                                             MARCH 31, 2000   APRIL 1, 2000   ADJUSTMENTS     COMBINED
                                             --------------   -------------   ------------   ----------
Net revenues...............................    $    2,653        $    91        $            $    2,744
Operating costs and expenses:
  Cost of revenues.........................         1,370             41                          1,411
  Research and development.................           373             13                            386
  Marketing, general and administrative....           388             13                            401
                                               ----------        -------        -------      ----------
          Total............................         2,131             67                          2,198
                                               ----------        -------        -------      ----------
Profit from operations.....................           522             24                            546
Other income (expense), net................           124              3                            127
Interest on loans..........................            19              1                             20
                                               ----------        -------        -------      ----------
Income from continuing operations before
  provision for income taxes...............           627             26                            653
Provision for income taxes.................           201              8                            209
                                               ----------        -------        -------      ----------
Income from continuing operations..........    $      426        $    18        $            $      444
                                               ==========        =======        =======      ==========
Diluted earnings per common share from
  continuing operations....................    $     0.25        $  0.31                     $     0.25
                                               ==========        =======                     ==========
Basic earnings per common share from
  continuing operations....................    $     0.26        $  0.33                     $     0.26
                                               ==========        =======                     ==========
Weighted average common shares outstanding
  (in thousands):
  Diluted..................................     1,703,236(b)      60,605                      1,782,023(c)
  Basic....................................     1,632,114(b)      55,816                      1,704,675(c)

                               TEXAS INSTRUMENTS

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
                       IN MILLIONS, EXCEPT PER-SHARE DATA

                                                      HISTORICAL
                                          ----------------------------------
                                          TEXAS INSTRUMENTS     BURR-BROWN
                                            THREE MONTHS       THREE MONTHS
                                           ENDED MARCH 31,    ENDED APRIL 3,    PRO FORMA    PRO FORMA
                                                1999               1999        ADJUSTMENTS    COMBINED
                                          -----------------   --------------   -----------   ----------
Net revenues............................     $    2,081          $    61        $            $    2,142
Operating costs and expenses:
  Cost of revenues......................          1,133               30                          1,163
  Research and development..............            311               10                            321
  Marketing, general and
     administrative.....................            331               11                            342
                                             ----------          -------        --------     ----------
          Total.........................          1,775               51                          1,826
                                             ----------          -------        --------     ----------
Profit (loss) from operations...........            306               10                            316
Other income (expense), net.............             88               --                             88
Interest on loans.......................             18               --                             18
                                             ----------          -------        --------     ----------
Income from continuing operations before
  provision for income taxes............            376               10                            386
Provision for income taxes..............            121                3                            124
                                             ----------          -------        --------     ----------
Income from continuing operations.......     $      255          $     7        $            $      262
                                             ==========          =======        ========     ==========
Diluted earnings per common share from
  continuing operations.................     $     0.15          $  0.13                     $     0.15
                                             ==========          =======                     ==========
Basic earnings per common share from
  continuing operations.................     $     0.16          $  0.14                     $     0.16
                                             ==========          =======                     ==========
Weighted average common shares
  outstanding (in thousands):
     Diluted............................      1,649,333(b)        57,372                      1,723,916(c)
     Basic..............................      1,598,679(b)        55,038                      1,670,228(c)

                               TEXAS INSTRUMENTS

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                       IN MILLIONS, EXCEPT PER-SHARE DATA

                                                   HISTORICAL
                                      -------------------------------------
                                      TEXAS INSTRUMENTS      BURR-BROWN
                                         YEAR ENDED          YEAR ENDED        PRO FORMA    PRO FORMA
                                      DECEMBER 31, 1999   DECEMBER 31, 1999   ADJUSTMENTS    COMBINED
                                      -----------------   -----------------   -----------   ----------
Net revenues.........................    $    9,468            $   291         $            $    9,759
Operating costs and expenses:
  Cost of revenues...................         4,931                138                           5,069
  Research and development...........         1,333                 46                           1,379
  Marketing, general and
     administrative..................         1,508                 47                           1,555
                                         ----------            -------         --------     ----------
          Total......................         7,772                231                           8,003
                                         ----------            -------         --------     ----------
Profit from operations...............         1,696                 60                           1,756
Other income (expense), net..........           398                  3                             401
Interest on loans....................            75                 --                              75
                                         ----------            -------         --------     ----------
Income from continuing operations
  before provision for income
  taxes..............................         2,019                 63                           2,082
Provision for income taxes...........           613                 17                             630
                                         ----------            -------         --------     ----------
Income from continuing operations....    $    1,406            $    46         $            $    1,452
                                         ==========            =======         ========     ==========
Diluted earnings per common share
  from continuing operations.........    $     0.84            $  0.78                      $     0.83
                                         ==========            =======                      ==========
Basic earnings per common share from
  continuing operations..............    $     0.87            $  0.83                      $     0.86
                                         ==========            =======                      ==========
Weighted average common shares
  outstanding (in thousands):
  Diluted............................     1,673,519(b)          58,570                       1,749,660(c)
  Basic..............................     1,608,397(b)          55,296                       1,680,282(c)

                               TEXAS INSTRUMENTS

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                       IN MILLIONS, EXCEPT PER-SHARE DATA

                                                    HISTORICAL
                                       -------------------------------------
                                       TEXAS INSTRUMENTS      BURR-BROWN
                                          YEAR ENDED          YEAR ENDED        PRO FORMA    PRO FORMA
                                       DECEMBER 31, 1998   DECEMBER 31, 1998   ADJUSTMENTS    COMBINED
                                       -----------------   -----------------   -----------   ----------
Net revenues..........................    $    8,617            $   258        $             $    8,875
Operating costs and expenses:
  Cost of revenues....................         5,479                125                           5,604
  Research and development............         1,225                 40                           1,265
  Marketing, general and
     administrative...................         1,501                 48                           1,549
                                          ----------            -------        ----------    ----------
          Total.......................         8,205                213                           8,418
                                          ----------            -------        ----------    ----------
Profit from operations................           412                 45                             457
Other income (expense), net...........           295                  4                             299
Interest on loans.....................            75                  1                              76
                                          ----------            -------        ----------    ----------
Income from continuing operations
  before provision for income taxes...           632                 48                             680
Provision for income taxes............           216                 12                             228
                                          ----------            -------        ----------    ----------
Income from continuing operations.....    $      416            $    36        $             $      452
                                          ==========            =======        ==========    ==========
Diluted earnings per common share from
  continuing operations...............    $     0.25            $  0.62                      $     0.26
                                          ==========            =======                      ==========
Basic earnings per common share from
  continuing operations...............    $     0.26            $  0.65                      $     0.27
                                          ==========            =======                      ==========
Weighted average common shares
  outstanding (in thousands):
  Diluted.............................     1,636,500(b)          57,419                       1,711,145(c)
  Basic...............................     1,593,800(b)          55,005                       1,665,307(c)

                               TEXAS INSTRUMENTS

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                       IN MILLIONS, EXCEPT PER-SHARE DATA

                                                    HISTORICAL
                                       -------------------------------------
                                       TEXAS INSTRUMENTS      BURR-BROWN
                                          YEAR ENDED          YEAR ENDED        PRO FORMA    PRO FORMA
                                       DECEMBER 31, 1997   DECEMBER 31, 1997   ADJUSTMENTS    COMBINED
                                       -----------------   -----------------   -----------   ----------
Net revenues.........................     $    9,972            $   252          $           $   10,224
Operating costs and expenses:
  Cost of revenues...................          6,179                125                           6,304
  Research and development...........          1,556                 34                           1,590
  Marketing, general and
     administrative..................          1,571                 49                           1,620
                                          ----------            -------          -------     ----------
          Total......................          9,306                208                           9,514
                                          ----------            -------          -------     ----------
Profit (loss) from operations........            666                 44                             710
Other income (expense), net..........            199                  3                             202
Interest on loans....................             94                 --                              94
                                          ----------            -------          -------     ----------
Income from continuing operations
  before provision for income taxes
  and extraordinary item.............            771                 47                             818
Provision for income taxes...........            432                 14                             446
                                          ----------            -------          -------     ----------
Income (loss) from continuing
  operations before extraordinary
  item...............................     $      339            $    33          $           $      372
                                          ==========            =======          =======     ==========
Diluted earnings (loss) per common
  share from continuing operations
  before extraordinary item..........     $     0.21            $  0.57                      $     0.22
                                          ==========            =======                      ==========
Basic earnings (loss) per common
  share from continuing operations
  before extraordinary item..........     $     0.21            $  0.60                      $     0.23
                                          ==========            =======                      ==========
Weighted average common shares
  outstanding (in thousands):
  Diluted............................      1,623,672(b)          56,902                       1,697,644(c)
  Basic..............................      1,571,282(b)          54,081                       1,641,587(c)

                               TEXAS INSTRUMENTS

          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The unaudited pro forma combined financial information reflects the merger, and gives effect to the following:

          (a) It is expected that approximately $30 million will be incurred for direct costs of the merger, consisting primarily of transaction costs for investment banking, legal and accounting fees. The unaudited pro forma combined balance sheet gives effect to $30 million of direct costs of the merger as if they had been incurred as of March 31, 2000, but the unaudited pro forma combined statements of operations do not give effect to any merger related costs.

          (b) In May, 2000, Texas Instruments effected a two-for-one stock split in the form of a 100 percent stock dividend. Accordingly, all data shown in the accompanying unaudited pro forma combined financial information has been retroactively adjusted to reflect the May stock split.

          (c) Unaudited pro forma combined basic and diluted earnings per share is based on the combined weighted average shares of both Texas Instruments and Burr-Brown, with Burr-Brown shares included based upon the exchange ratio of 1.3 shares of Texas Instruments common stock for each share of Burr-Brown common stock.

                         THE BURR-BROWN SPECIAL MEETING

GENERAL

     We are furnishing this proxy statement/prospectus to you in connection with the solicitation of proxies by the Burr-Brown board of directors for use at the Burr-Brown special meeting of stockholders. This proxy statement/prospectus, the attached notice of special meeting of stockholders and the enclosed proxy card are first being mailed to the stockholders of Burr-Brown on or about July 25, 2000.

MATTERS TO BE CONSIDERED AT THE BURR-BROWN SPECIAL MEETING

     At the Burr-Brown special meeting, Burr-Brown stockholders will consider and vote on the proposal to approve and adopt the merger agreement and approve the related merger, and any other business as may properly come before the special meeting.

     A copy of the merger agreement is attached as Annex A to this proxy statement/prospectus. We urge you to read carefully the merger agreement.

     AFTER CAREFUL CONSIDERATION, THE BURR-BROWN BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE MERGER IS ADVISABLE AND IS FAIR TO, AND IN THE BEST INTERESTS OF, BURR-BROWN AND ITS STOCKHOLDERS. THE BURR-BROWN BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AND THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF BURR-BROWN COMMON STOCK VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER.

DATE, TIME AND PLACE

     The Burr-Brown special meeting is scheduled to be held at 9:00 a.m., local time, on Thursday, August 24, 2000, at Burr-Brown's principal offices located at 6730 South Tucson Boulevard, Tucson, Arizona 85706.

     PLEASE COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED PREPAID RETURN ENVELOPE OR PROVIDE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE SPECIAL MEETING.

     You should not send your Burr-Brown stock certificates with your proxy. A transmittal form with instructions for the surrender of your Burr-Brown common stock certificates will be mailed to you as soon as practicable after completion of the merger.

RECORD DATE; QUORUM

     The Burr-Brown board of directors has fixed the close of business on July 19, 2000 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Burr-Brown special meeting. On that date, Burr-Brown had 56,648,677 shares of common stock outstanding. The holders of these shares will be entitled to one vote per share on the merger.

     A quorum is present at a special meeting if a majority of the shares of Burr-Brown common stock entitled to vote at the meeting is represented in person or by proxy. Shares of Burr-Brown common stock represented at the special meeting, but for which the holders have abstained from voting, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of business.

VOTES REQUIRED

     Approval and adoption of the merger agreement and approval of the merger requires the affirmative vote of at least a majority of the outstanding shares of Burr-Brown common stock.

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

VOTING BY BURR-BROWN'S EXECUTIVE OFFICERS AND DIRECTORS

     To induce Texas Instruments to enter into the merger agreement, certain of Burr-Brown's officers and directors committed, by entering into a voting agreement and without any additional consideration being paid to them, to vote a total of 16,787,528 shares of Burr-Brown common stock, representing approximately 29.6% of the total outstanding voting power of Burr-Brown common stock as of the record date, held by them in favor of approval of the merger at the Burr-Brown special meeting. A copy of the voting agreement is attached as Annex B to this proxy statement/prospectus.

VOTING OF PROXIES; REVOCABILITY OF PROXIES

     Shares of Burr-Brown common stock represented by properly executed proxies received in advance of the special meeting will, unless these proxies have been properly revoked, be voted in accordance with the instructions indicated on such proxies or, if no instructions have been indicated, will be voted in favor of approval of the merger, and, in the discretion of the individuals named in the accompanying proxy card, on any other matters which may properly come before the Burr-Brown special meeting. Abstentions may be specified with respect to the approval of the merger by properly marking the "ABSTAIN" box on the proxy card for such proposal.

     You may also authorize the proxies to vote your shares by a toll-free telephone call from the U.S. and Canada or over the Internet. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to authorize the proxies to vote their shares and to confirm that their voting instructions have been properly recorded. Burr-Brown has been advised by counsel that the procedures that have been put in place are consistent with the requirements of applicable law. The enclosed proxy information contains specific instructions to be followed by you if you are interested in proxy voting by telephone or over the Internet.

     Any proxy may be revoked by the stockholder giving it, at any time prior to its being exercised, by filing a notice of revocation with the Secretary of Burr-Brown at the address given on the notice of stockholders' meeting accompanying this proxy statement/prospectus, by submitting a duly executed proxy card bearing a later date or by proxy voting by telephone or over the Internet on a later date than an earlier-submitted proxy. Any proxy may also be revoked by the stockholder's attendance at the Burr-Brown special meeting and voting in person. A notice of revocation need not be on any specific form, but must be in writing.

     Only shares affirmatively voted for the approval of the merger, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for that proposal. If a Burr-Brown stockholder abstains from voting or does not vote, either in person or by proxy, it will have the same effect as if that Burr-Brown stockholder had voted against the approval of the merger. Brokers who hold shares of Burr-Brown common stock in street name for customers who are the beneficial owners of such shares may not authorize a proxy to vote those customers' shares in the absence of specific instructions from those customers. These non-voted shares are referred to as "broker non-votes" and have the effect of votes against the approval of the merger.

     The persons named as proxies by a stockholder may propose and vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to approve the merger will be voted in favor of any such adjournment or postponement.

     Burr-Brown does not expect that any matter other than the proposal to approve the merger will be brought before the special meeting. If, however, the Burr-Brown board of directors properly presents other matters, the persons named as proxies will vote in accordance with their discretion.

SOLICITATION OF PROXIES AND EXPENSES

     Proxies are being solicited by and on behalf of the Burr-Brown board of directors. Burr-Brown will bear the costs relating to the solicitation of proxies. In addition to solicitation by mail, Burr-Brown's
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

directors, officers and employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews. Burr-Brown retained Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies and to verify records relating to the solicitations. Georgeson will receive customary fees and expenses for reimbursement for these services. Following the original mailing of the proxies and other soliciting materials, Burr-Brown will request that brokers, custodians, nominees and other record holders of Burr-Brown shares forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. In these cases, Burr-Brown will reimburse the record holders for their reasonable expenses if they ask Burr-Brown to do so.

                                   THE MERGER

BACKGROUND

     The merger agreement between Texas Instruments and Burr-Brown resulted from discussions between the two companies initiated by Texas Instruments in the first quarter of 2000.

     On March 14, 2000, Thomas J. Engibous, the Chairman, President and Chief Executive Officer of Texas Instruments, contacted Syrus P. Madavi, the Chairman, President and Chief Executive Officer of Burr-Brown, to schedule a meeting to introduce himself to Mr. Madavi.

     On March 23, 2000, Mr. Engibous and Mr. Madavi had a dinner meeting in Tucson, Arizona at which Mr. Engibous expressed Texas Instruments' interest in exploring an acquisition of Burr-Brown. Mr. Madavi expressed his confidence in Burr-Brown's stand-alone growth strategy, but also noted the possible strategic benefits to Burr-Brown of such a transaction and agreed to pursue further exploratory discussions. At that time, Mr. Engibous and Mr. Madavi did not discuss any substantive terms of a possible combination. Following this meeting, Mr. Madavi advised Burr-Brown's directors of his discussions with Mr. Engibous.

     From late March to early May, Messrs. Engibous and Madavi had discussions by telephone of various issues relating to a possible transaction, including discussions regarding the businesses and prospects of and the possible synergies between Texas Instruments and Burr-Brown. During this period, at the request of management, Texas Instruments' financial advisors, Morgan Stanley & Co., Incorporated, prepared for Texas Instruments financial analyses of Burr-Brown and of a possible transaction between Texas Instruments and Burr-Brown.

     At the regularly scheduled meeting of the board of directors of Burr-Brown on April 28, 2000, Mr. Madavi updated the Burr-Brown board on Texas Instruments' interest in a possible business combination and reviewed with the board his recent discussions with Texas Instruments, and also reviewed with the board Burr-Brown's alternative strategy of remaining independent and pursuing acquisitions of other entities. The board instructed Mr. Madavi to continue exploration of the possible business combination with Texas Instruments.

     On May 16, Mr. Engibous, Texas Instruments Executive Vice President and Chief Operating Officer, Richard K. Templeton, and Texas Instruments Vice President, Danny W. Reynolds, met Mr. Madavi in Tucson, Arizona to discuss Texas Instruments' continuing interest in an acquisition of Burr-Brown. Mr. Madavi provided an overview of Burr-Brown's business and operations.

     In anticipation of the May 16 meeting, the two companies executed a letter agreement relating to confidential treatment of information, certain restrictions on Texas Instruments relating to solicitation or hiring of Burr-Brown employees, and an agreement restricting Texas Instruments' ability to acquire Burr-Brown securities outside of a negotiated transaction with Burr-Brown.

     At a meeting on May 24, Mr. Engibous reviewed with the Texas Instruments board of directors the strategic rationale for the transaction between Texas Instruments and Burr-Brown, potential financial terms of the transaction, and the status of discussions between the companies. Representatives of Morgan Stanley participated in the briefing.

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

     Later on May 24, Mr. Engibous met with Mr. Madavi in Tucson, Arizona. Mr. Engibous made a verbal, nonbinding proposal for a merger at an exchange ratio of
1.3 shares of Texas Instruments common stock for each share of Burr-Brown common stock.

     The board of directors of Burr-Brown had a teleconference on May 26, 2000, during which Mr. Madavi briefed the board on Texas Instruments' proposal and the status of the discussions between Mr. Madavi and Texas Instruments, and the board instructed him to continue exploring the matter.

     On May 30, Mr. Madavi and the founder, Chairman Emeritus and a significant stockholder of Burr-Brown, Thomas R. Brown, Jr., traveled to Dallas to meet with Messrs. Engibous, Templeton and Reynolds, as well as Senior Vice President, Treasurer and Chief Financial Officer, William A. Aylesworth, Senior Vice President, Teresa L. West and Senior Vice President and Controller, M. Samuel Self. Texas Instruments' management delivered a presentation on Texas Instruments' business, including its semiconductor group organizational structure and Burr-Brown's potential strategic fit within Texas Instruments.

     On May 31, the Burr-Brown board of directors had a teleconference and Messrs. Madavi and Brown briefed the other board members on their visit to Texas Instruments.

     During the first two weeks of June there were a number of conversations among Texas Instruments and Burr-Brown management and their respective advisors regarding key terms to be addressed in a potential transaction, including the rationale for the exchange ratio proposed by Texas Instruments for the transaction.

     On June 2, pursuant to a letter agreement, Burr-Brown engaged Broadview International LLC to assist it in evaluating Texas Instruments' proposal to acquire Burr-Brown.

     On June 6, the Burr-Brown board of directors held a special meeting at the San Francisco offices of Broadview, with Broadview representatives present, to discuss the proposal, as well as Burr-Brown's prospects as an independent company, and the board authorized management to continue to pursue discussions with Texas Instruments.

     On June 7, Burr-Brown received a due diligence request list from Texas Instruments outlining the primary due diligence topics that Texas Instruments wanted to review in connection with a potential transaction.

     On June 8, Texas Instruments sent Burr-Brown a nonbinding term sheet for a possible acquisition of Burr-Brown. It reflected Texas Instruments' proposal of a tax-free, stock-for-stock merger using a fixed exchange ratio of 1.3 shares of Texas Instruments common stock for each share of Burr-Brown common stock.

     From June 9 through June 12, Burr-Brown management and its advisors, Broadview and the law firm of Snell & Wilmer L.L.P., negotiated the framework of the potential transaction with Texas Instruments and its advisors, Morgan Stanley and the law firm of Weil Gotshal & Manges LLP, including the per share exchange ratio, break-up fee provisions, a stock option agreement and voting agreement, and employee retention arrangements. On June 12, Texas Instruments delivered a revised, nonbinding term sheet to Burr-Brown. On June 13, the Texas Instruments' team delivered to Burr-Brown and its advisors first drafts of the merger agreement, voting agreement and stock option agreement for their consideration.

     From June 9 through June 13, the Burr-Brown management team collected information responsive to the due diligence request list, and provided this information to Texas Instruments on June 14.

     During the period from June 14 through June 16, representatives of Texas Instruments conducted a due diligence review of information and materials supplied by Burr-Brown at the offices of Burr-Brown's legal counsel. Between June 17 and June 21, Burr-Brown delivered to Texas Instruments' offices additional materials and information in connection with Texas Instruments' continuing due diligence review.

     On June 15, Texas Instruments management updated the Texas Instruments board of directors on the status of discussions and again reviewed the rationale for and possible financial terms of an acquisition of
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

Burr-Brown. In addition, representatives of Morgan Stanley advised the board of directors that it had reviewed the proposed acquisition and that, based on the current relative stock prices of Texas Instruments and Burr-Brown, and barring any material changes in the terms of the acquisition, the exchange ratio was fair to the stockholders of Texas Instruments from a financial point of view. The Texas Instruments board of directors approved the proposed acquisition of Burr-Brown subject to certain limitations and authorized Texas Instruments management to take steps to complete a transaction within these limitations.

     On June 16, Mr. Aylesworth and representatives of Morgan Stanley, in connection with Broadview's preparation of a fairness opinion, briefed Burr-Brown and Broadview representatives regarding the business and operations of Texas Instruments.

     Representatives of Burr-Brown and Texas Instruments negotiated the merger agreement and related agreements from June 15 through June 21. On June 21, the Burr-Brown board of directors met along with members of Burr-Brown's senior management, representatives of Snell & Wilmer, and representatives of Broadview. At this meeting, Burr-Brown management and Snell & Wilmer attorneys outlined the proposed transaction, the terms of the definitive agreements and the Board's fiduciary responsibilities. In addition, Broadview informed the board of Broadview's opinion that, based upon market, economic, financial and other conditions as they existed on that date, the proposed terms of the merger were fair, from a financial point of view, to the Burr-Brown stockholders. Broadview responded to various questions raised by members of the board regarding Broadview's opinion. The Burr-Brown board of directors reviewed the merger agreement, the voting agreement, the stock option agreement, the proposed employee retention program and related documents, and Snell & Wilmer responded to questions regarding those documents from the directors. The Burr-Brown board of directors then appointed a special committee, consisting of all directors other than Messrs. Brown and Madavi, to consider approval and adoption of the merger agreement and the transactions contemplated by the merger agreement. After considering the terms of the proposed transaction and the opinion of Broadview, both the special committee and the full Burr-Brown board of directors determined that the merger agreement and the merger were advisable and fair to, and in the best interests of, Burr-Brown and its stockholders. Both the special committee and the full Burr-Brown board of directors then each unanimously approved the merger agreement and the transactions contemplated thereby, including the merger, and unanimously approved the exhibits to the merger agreement, including the forms of the stock option agreement and voting agreement, and unanimously resolved to recommend that the stockholders of Burr-Brown vote in favor of the approval and adoption of the merger agreement and approval of the merger.

     Following the approval of the merger, the merger agreement and related matters by the Burr-Brown board of directors, Burr-Brown and Texas Instruments finalized, executed and delivered the merger agreement, the voting agreement, the stock option agreement and related documents.

     On that same day, Burr-Brown and Texas Instruments issued a joint press release announcing the merger agreement and the terms of the merger, and senior management of Texas Instruments traveled to Tucson to meet with Burr-Brown's senior management, staff and employees.

REASONS FOR THE MERGER

  Texas Instruments' Reasons for the Merger.

     Texas Instruments believes that the combination of Burr-Brown's capabilities as a designer and manufacturer of high-performance analog products with Texas Instruments' position in analog products will strengthen Texas Instruments' portfolio of catalog analog products and enhance its ability to offer customers complete solutions to their signal-processing needs. Burr-Brown is a leading supplier of high-performance analog-digital and digital-analog data converters and precision amplifiers to a large and highly diverse customer base. Burr-Brown's products complement Texas Instruments' catalog products and address attractive end-product applications such as telecommunications and the Internet infrastructure. In addition, Burr-Brown has considerable analog design and process development expertise, which will assist Texas Instruments in expanding its core analog design and manufacturing processes into new product areas. Because of its greater manufacturing resources, Texas Instruments believes that it can achieve

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

manufacturing efficiencies that have been unachievable by Burr-Brown. With worldwide sales capabilities and a leading position in digital signal processors, Texas Instruments also believes that it will be able to offer Burr-Brown products to an even broader customer base than Burr-Brown has been able to serve. Texas Instruments also believes that the combination with Burr-Brown will give Texas Instruments greater access to customer accounts in certain end-equipment areas, such as precision instruments and industrial controls, in which Burr-Brown has stronger relationships than Texas Instruments.

  Burr-Brown's Reasons for the Merger and Factors Considered by the Burr-Brown Board of Directors

     In making its determination that the merger on the terms and conditions set forth in the merger agreement is advisable and to recommend approval of the merger by the Burr-Brown stockholders, the Burr-Brown board of directors consulted with its management team and professional advisors and independently considered the proposed merger agreement and the transactions contemplated by the merger agreement. The Burr-Brown board of directors considered the following factors as reasons that the merger will be beneficial to Burr-Brown and its stockholders:

     - the complementary nature of the companies' product offerings and possible synergies from combining Burr-Brown and Texas Instruments, particularly synergies relating to Texas Instruments' lower manufacturing costs and broader distribution channels;

     - the trend toward increasing consolidation in, and the highly competitive nature of, the market in which Burr-Brown operates and the competitive benefits of combining with a large, diversified company such as Texas Instruments;

     - Texas Instruments' established relationships with large strategic customers, some of whom are also Burr-Brown customers, which is expected to enable the companies to introduce their product offerings to a broader customer base;

     - the potential of the combined companies to offer customers a more complete solution by combining Burr-Brown's data converter and amplifier/comparator/regulator expertise with Texas Instruments' strength in digital signal processing, power management ICs, process technology and packaging;

     - Texas Instruments' established foundry capabilities and stable wafer supply relationships, which will enable Burr-Brown to lessen its dependence on outside wafer suppliers and the risks of rising foundry costs and decreased operating margins, especially in a market increasingly characterized by tightening wafer capacity and increased costs;

     - the terms and conditions of the merger agreement, including the fact that the exchange ratio is fixed at 1.3 shares of Texas Instruments common stock for each outstanding share of Burr-Brown common stock;

     - the expected qualification of the merger as a reorganization under
       Section 368(a) of the Internal Revenue Code; and

     - the opinion of Burr-Brown's financial advisor, Broadview, that, as of the date of the merger agreement and subject to the considerations in Broadview's opinion addressed to the Burr-Brown board of directors, the exchange ratio is fair, from a financial point of view, to the Burr-Brown stockholders.

     In the course of deliberations, the Burr-Brown board of directors also considered a number of additional factors relevant to the merger, including:

     - information relating to the business, assets, management, competitive position, operating performance and prospects of each of Burr-Brown and Texas Instruments, including the prospects of Burr-Brown if it were to continue as an independent company and/or pursue growth through acquisitions of other companies;

     - the stock option agreement between Burr-Brown and Texas Instruments;

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

     - termination fees payable under the merger agreement;

     - current industry, market and economic conditions;

     - conditions to the closing of the merger agreement;

     - the possibility of strategic alternatives to the merger for enhancing long-term stockholder value;

     - the impact of the merger on Burr-Brown's and Texas Instruments' customers, suppliers and employees; and

     - the likelihood that the merger would be completed.

     The Burr-Brown board of directors also identified and considered a number of potentially negative factors in its deliberations concerning the merger, including:

     - the risk that the operations of Burr-Brown and Texas Instruments might not be successfully integrated;

     - a recognition that Texas Instruments common stock has traded at high multiples, and the risk that these multiples might not be sustained in the future;

     - the fact that the exchange ratio is fixed at 1.3 shares of Texas Instruments common stock for each outstanding share of Burr-Brown common stock, with no price protection or collar mechanisms if the price of Texas Instrument's common stock were to decline significantly prior to the closing of the merger;

     - the risk that, despite the efforts of Burr-Brown and Texas Instruments after the merger, key employees might leave Burr-Brown; and

     - the risk that the potential benefits of the merger might not be fully realized.

     The Burr-Brown board of directors believed that some of these risks were unlikely to occur, that Burr-Brown and Texas Instruments could likely avoid or mitigate others, and that, overall, these risks were outweighed by the potential benefits of the merger.

     In view of the variety of factors considered in connection with its evaluation of the merger agreement and the merger, the Burr-Brown board of directors considered the factors as a whole and did not find it practicable to, and did not, quantify or otherwise assign relative weight to the specific factors considered in reaching its determination. In addition, individual members of the Burr-Brown board of directors may have given different weight to different factors.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF BURR-BROWN

     After careful consideration, both a special committee of the Burr-Brown board of directors and the full Burr-Brown board of directors have unanimously determined that the terms of the merger agreement and the merger on the terms and conditions set forth in the merger agreement are advisable and are fair to, and in the best interests of, Burr-Brown and its stockholders. The Burr-Brown board of directors has approved the merger agreement and the merger and unanimously recommends that the stockholders of Burr-Brown vote "for" the approval and adoption of the merger agreement and approval of the merger.

OPINION OF FINANCIAL ADVISOR TO THE BOARD OF DIRECTORS OF BURR-BROWN

     Pursuant to a letter agreement dated as of June 2, 2000, Broadview was engaged to act as financial advisor to Burr-Brown in connection with Burr-Brown's pursuit of a transaction with Texas Instruments. The Burr-Brown board of directors selected Broadview to act as financial advisor based on Broadview's reputation and experience in the information technology, communication and media sectors and the semiconductor industry in particular. Broadview focuses on providing merger and acquisition advisory services to information technology, communications and media companies. In this capacity, Broadview is continually engaged in valuing these businesses and maintains an extensive database of information technology, communications and media mergers and acquisitions for comparative purposes. At the meeting of the Burr-Brown board of directors on June 21, 2000, Broadview rendered its opinion that, as of June 21, 2000, based upon and subject to the various factors and assumptions described in the Broadview opinion, the exchange ratio provided in the merger agreement was fair, from a financial point of view, to Burr-Brown stockholders.

     BROADVIEW'S OPINION, WHICH DESCRIBES THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY BROADVIEW, IS ATTACHED AS ANNEX D TO THIS PROXY STATEMENT/PROSPECTUS. BURR-BROWN STOCKHOLDERS ARE URGED TO, AND SHOULD, READ THE BROADVIEW OPINION CAREFULLY AND IN ITS ENTIRETY. THE BROADVIEW OPINION IS DIRECTED TO THE BURR-BROWN BOARD OF DIRECTORS AND ADDRESSES ONLY THE FAIRNESS OF THE EXCHANGE RATIO FROM A FINANCIAL POINT OF VIEW TO THE HOLDERS OF SHARES OF BURR-BROWN COMMON STOCK AS OF THE DATE OF THE OPINION. THE BROADVIEW OPINION DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF BURR-BROWN COMMON STOCK AS TO HOW TO VOTE AT THE BURR-BROWN SPECIAL MEETING. THE SUMMARY OF THE BROADVIEW OPINION SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS, ALTHOUGH MATERIALLY COMPLETE, IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     In connection with rendering its opinion, Broadview, among other things:

     - reviewed the terms of the merger agreement furnished to Broadview by Weil Gotshal on June 20, 2000;

     - reviewed publicly available financial statements and other information of Burr-Brown and Texas Instruments, respectively;

     - reviewed financial projections for Burr-Brown prepared and provided to Broadview by Burr-Brown management;

     - participated in discussions with Burr-Brown and Texas Instruments management concerning the operations, business strategy, financial performance and prospects for Burr-Brown and Texas Instruments, respectively;

     - discussed the strategic rationale for the merger with Burr-Brown and Texas Instruments management, respectively;

     - reviewed the recent reported closing prices and trading activity for Burr-Brown common stock and Texas Instruments common stock;

     - compared aspects of the financial performance of Burr-Brown and Texas Instruments with other comparable public companies;

     - analyzed available information, both public and private, concerning other comparable mergers and acquisitions;

     - reviewed recent equity research analyst reports covering Burr-Brown and Texas Instruments;

     - analyzed the anticipated effect of the merger on the future financial performance of Texas Instruments;

     - assisted in negotiations and discussions related to the merger among Burr-Brown, Texas Instruments and their respective financial and legal advisors; and

     - conducted other financial studies, analyses and investigations as Broadview deemed appropriate for purposes of its opinion.

     In rendering its opinion, Broadview relied, without independent verification, on the accuracy and completeness of all the financial and other information, including without limitation the representations and warranties contained in the merger agreement, that was publicly available or furnished to Broadview by Burr-Brown, Texas Instruments or advisors of Texas Instruments. With respect to the financial projections examined by Broadview, Broadview assumed that they were reasonably prepared and reflected the best available estimates and good faith judgments of the management of Burr-Brown as to the future performance of Burr-Brown. Broadview also assumed that neither Burr-Brown nor Texas Instruments is currently involved in any material transaction as of the date of Broadview's opinion other than the merger, other publicly announced transactions and those activities undertaken in the ordinary course of conducting their respective businesses.

     Broadview did not make or obtain any independent appraisal or valuation of any of Burr-Brown's assets. Broadview's opinion is necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of June 21, 2000, and any change in such conditions since that date would require a reevaluation of Broadview's opinion. The Broadview opinion did not express any opinion as to the price at which Texas Instruments common stock will trade at any time.

     The following is a brief summary of some of the sources of information and valuation methodologies employed by Broadview in rendering its opinion. These analyses were presented to the Burr-Brown board of directors at its meeting on June 21, 2000. This summary includes the financial analyses used by Broadview and deemed to be material, but does not purport to be a complete description of analyses performed by Broadview in arriving at its opinion. Broadview did not explicitly assign any relative weights to the various factors of analyses considered. This summary of financial analyses includes information presented in tabular format. In order to fully understand the financial analyses used by Broadview, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

  Burr-Brown Stock Performance Analysis

     Broadview compared the recent stock performance of Burr-Brown with that of the NASDAQ Composite, the S&P 500 and the Burr-Brown Comparable Index. The Burr-Brown Comparable Index is comprised of public companies that Broadview deemed comparable to Burr-Brown. Broadview selected companies competing in the analog/mixed-signal semiconductor industry with revenues between $100 million and $1 billion for the last reported 12 months. The Burr-Brown Comparable Index consists of the following companies: Linear Technology Corp.; Maxim Integrated Products, Inc.; Micrel, Inc.; Semtech Corp.; Dallas Semiconductor Corp.; Power Integrations, Inc.; and Integrated Circuit Systems, Inc.

  Public Company Comparable Analysis

     Broadview considered ratios of share price and market capitalization, adjusted for cash and debt when necessary, to selected historical and projected operating results in order to derive multiples placed on a company in a particular market segment. In order to perform this analysis, Broadview compared financial information of Burr-Brown with publicly available information for the companies comprising the Burr-Brown Comparable Index. For this analysis, as well as other analyses, Broadview examined publicly available information, as well as a range of estimates based on securities research analyst reports.

     The following table presents, as of June 20, 2000, the median multiples and the range of multiples for the Burr-Brown Comparable Index of total market capitalization (defined as equity market capitalization plus total debt minus cash and cash equivalents), equity market capitalization and share price divided by selected operating metrics:

                                                        MEDIAN MULTIPLE   RANGE OF MULTIPLES
                                                        ---------------   ------------------
Total Market Capitalization to Last 12 Months
  Revenue.............................................      12.49x          3.60x - 33.24x
Equity Market Capitalization to Last 12 Months Income
  Before Taxes........................................      45.35x         13.52x - 60.11x
Share Price to Last 12 Months Earnings Per Share......      74.44x         15.83x - 97.37x
Total Market Capitalization to Projected Calendar Year
  2000 Revenue........................................       9.91x          3.10x - 25.40x
Share Price to Projected Calendar Year 2000 Earnings
  Per Share...........................................      54.34x         26.00x - 71.27x
Total Market Capitalization to Projected Calendar Year
  2001 Revenue........................................       7.44x          2.53x - 18.51x
Share Price to Projected Calendar Year 2001 Earnings
  Per Share...........................................      39.19x         20.74x - 63.17x

     The following table presents, as of June 20, 2000, the median implied per share values and the range of implied per share values of Burr-Brown's common stock, calculated by using the multiples shown above and the appropriate Burr-Brown operating metric:

                                                        MEDIAN IMPLIED   RANGE OF IMPLIED
                                                            VALUE             VALUES
                                                        --------------   ----------------
Total Market Capitalization to Last 12 Months
  Revenue.............................................      $66.93       $21.17 - $173.72
Equity Market Capitalization to Last 12 Months Income
  Before Taxes........................................      $57.04        $17.00 - $75.61
Share Price to Last 12 Months Earnings Per Share......      $71.15        $15.13 - $93.07
Total Market Capitalization to Projected Calendar Year
  2000 Revenue........................................      $66.11       $22.49 - $165.38
Share Price to Projected Calendar Year 2000 Earnings
  Per Share...........................................      $73.36        $35.10 - $96.22
Total Market Capitalization to Projected Calendar Year
  2001 Revenue........................................      $61.48       $22.67 - $148.97
Share Price to Projected Calendar Year 2001 Earnings
  Per Share...........................................      $64.66       $34.22 - $104.23

     No company utilized in the public company comparables analysis as a comparison is identical to Burr-Brown. In evaluating the comparables, Broadview made numerous assumptions with respect to semiconductor industry performance and general economic conditions, many of which are beyond the control of Burr-Brown. Mathematical analysis, such as determining the median, average or range, is not in itself a meaningful method of using comparable company data.

  Transaction Comparables Analysis

     Broadview considered ratios of equity purchase price, adjusted for the seller's cash and debt when appropriate, to selected historical operating results in order to indicate multiples strategic and financial acquirers have been willing to pay for companies in a particular market segment. In order to perform this analysis, Broadview reviewed a number of transactions that they considered similar to the merger. Broadview selected recent transactions involving sellers in the semiconductor integrated circuit industry, excluding equity investments, with revenues greater than $100 million in the last reported 12 months before the acquisition. For this analysis, as well as other analyses, Broadview examined publicly available information, as well as information from Broadview's proprietary database of published and confidential merger and acquisition transactions in the information technology, communication and media industries. These transactions consisted of the acquisition of:

     - DSP Communications, Inc. by Intel Corp.;

     - Level One Communications, Inc. by Intel Corp.;

     - Unitrode Corp. by Texas Instruments Incorporated;

     - Advanced Micro Devices, Inc. (Vantis Corp.) by Lattice Semiconductor
       Corp.;

     - Cherry Corp. (Cherry Semiconductor Corp.) by SCG Holding Corp. (ON Semiconductor);

     - VLSI Technology Inc. by Royal Philips Electronics NV;

     - Integrated Circuit Systems, Inc. by Bain Capital Inc. and Bear, Sterns & Co. Inc.;

     - Samsung Electronics Co. Ltd. (Power Device Division) by Fairchild Semiconductor Corp.;

     - Harris Corp. (90% of Semiconductor Business) by Sterling Holding Company LLC (Intersil Corp.);

     - Hyundai Electronics Industries Co. Ltd. (Hyundai Electronics America -- Symbios, Inc.) by LSI Logic Corp.;

     - Motorola, Inc. (Semiconductor Components Group) by Texas Pacific Group;
       and

     - The Semiconductor Memory Business of Texas Instruments Incorporated by Micron Technology, Inc.

     The following table presents, as of June 20, 2000, the median multiple and the range of multiples of adjusted price (defined as equity price plus total debt minus cash and cash equivalents) divided by the seller's revenue in the last reported 12 months prior to acquisition for the transactions listed above:

                                                        MEDIAN MULTIPLE   RANGE OF MULTIPLES
                                                        ---------------   ------------------
Adjusted Price to Last Reported 12 Months Revenue.....       1.65x          0.70x -  8.97x
Price to Last Reported 12 Months Income Before
  Taxes...............................................      25.21x          5.47x - 53.26x

     The following table presents, as of June 20, 2000, the median implied per share value and the range of implied per share values of Burr-Brown's common stock, calculated by multiplying the multiples shown above by the appropriate Burr-Brown operating metric for the 12 months ended March 31, 2000:

                                                     MEDIAN IMPLIED
                                                         VALUE        RANGE OF IMPLIED VALUES
                                                     --------------   -----------------------
Adjusted Price to Last Reported 12 Months
  Revenue..........................................      $11.12           $6.26 - $48.81
Price to Last Reported 12 Months Income Before
  Taxes............................................      $31.70           $6.88 - $66.98

     No transaction utilized as a comparable in the transaction comparables analysis is identical to the merger. In evaluating the comparables, Broadview made numerous assumptions with respect to the semiconductor industry's performance and general economic conditions, many of which are beyond the control of Burr-Brown or Texas Instruments. Mathematical analysis, such as determining the average, median or range, is not in itself a meaningful method of using comparable transaction data.

  Transaction Premiums Paid Analysis

     Broadview considered the premiums paid above a seller's share price in order to determine the additional value that strategic and financial acquirers, when compared to public stockholders, are willing to pay for companies in a particular market segment. In order to perform this analysis, Broadview reviewed a number of transactions involving publicly-held hardware companies which include companies in the following industries: communications equipment, test equipment, components, semiconductors, peripherals and subsystems. Broadview selected these transactions from its proprietary database by choosing recent transactions with an equity purchase price greater than $1 billion. These transactions consisted of the acquisition of:

     - Oak Industries, Inc. by Corning, Inc.;

     - E-Tek Dynamics, Inc. by JDS Uniphase Corp.;

     - Etec Systems, Inc. by Applied Materials, Inc.;

     - Smart Modular Technologies, Inc. by Solectron Corp.;

     - DSC Communications Corp. by Alcatel Alsthom SA;

     - Netoptix Corp. by Corning, Inc.;

     - Fore Systems, Inc. by General Electric Company, p.l.c. (Marconi Communications p.l.c.);

     - Optical Coating Laboratory, Inc. by JDS Uniphase Corp.;

     - Xylan Corp. by Alcatel Alsthom SA;

     - Berg Electronics Corp. by Framatome SA;

     - Ortel Corp. by Lucent Technologies, Inc.;

     - DSP Communications, Inc. by Intel Corp.;

     - Digital Equipment Corp. by Compaq Computer Corp.;

     - JDS Fitel Inc. by Uniphase Corp.;

     - RELTEC Corp. by General Electric Company, p.l.c. (Marconi Communications p.l.c.);

     - Pairgain Technologies, Inc. by ADC Telecommunications Inc.;

     - Seagate Technology, Inc. by Veritas Software Corp. and Silver Lake Partners;

     - Ascend Communications Inc. by Lucent Technologies, Inc.;

     - Sundstrand Corp. by United Technologies Corp.;

     - Ancor Communications, Inc. by QLogic Corp.;

     - Bay Networks, Inc. by Northern Telecom Ltd.;

     - Raychem Corp. by Tyco International Ltd.;

     - Unitrode Corp. by Texas Instruments Incorporated;

     - Level One Communications, Inc. by Intel Corp.;

     - Excel Switching Corp. by Lucent Technologies, Inc.;

     - AMP Inc. by Tyco International Ltd.;

     - Arrowpoint Communications, Inc. by Cisco Systems, Inc.;

     - Data General Corp. by EMC Corp.; and

     - General Instrument, Corp. by Motorola, Inc.

     The following table presents, as of June 20, 2000, the median premium and the range of premiums for these transactions calculated by dividing:

          (1) the offer price per share minus the closing share price of the seller's common stock 20 trading days or one trading day prior to the public announcement of the transaction, by

          (2) the closing share price of the seller's common stock 20 trading days or one trading day prior to the public announcement of the transaction:

                                                       MEDIAN PREMIUM   RANGE OF PREMIUMS
                                                       --------------   -----------------
Premium Paid to Seller's Share Price One Trading Day
  Prior to Announcement..............................       35.0%          0.9% - 79.8%
Premium Paid to Seller's Share Price 20 Trading Days
  Prior to Announcement..............................       59.5%        12.5% - 159.2%

     The following table presents the median implied value and the range of implied values of Burr-Brown's stock, calculated by using the premiums shown above and Burr-Brown's share price 20 trading days and one trading day prior to June 20, 2000:

                                                MEDIAN IMPLIED VALUE   RANGE OF IMPLIED VALUES
                                                --------------------   -----------------------
Premium Paid to Seller's Share Price One
  Trading Day Prior to Announcement...........        $101.76             $76.04 - $135.52
Premium Paid to Seller's Share Price 20
  Trading Days Prior to Announcement..........        $ 86.61             $61.25 - $141.11

     No transaction utilized as a comparable in the transaction premiums paid analysis is identical to the merger. In evaluating the comparables, Broadview made numerous assumptions with respect to hardware industry performance and general economic conditions, many of which are beyond the control of Burr-Brown or Texas Instruments. Mathematical analysis, such as determining the average, median or range is not in itself a meaningful method of using comparable transaction data.

  Present Value of Projected Share Price Analysis

     Broadview calculated the present value of potential future share prices of Burr-Brown common stock on a stand-alone basis using analyst estimates for Burr-Brown for the 12 months ending December 31, 2001. The implied share price calculated using the median price to last 12 months earnings multiple for the Burr-Brown Comparable Index and a discount rate determined by the Capital Asset Pricing Model with the risk implied by the past stock performance of the Burr-Brown Comparable Index was $97.88. The implied share price calculated using the price to last 12 months earnings multiple for Burr-Brown and a discount rate determined by the Capital Asset Pricing Model with the risk implied by the past stock performance of Burr-Brown was $96.64.

  Exchange Ratio Analysis

     Broadview reviewed the ratios of the closing prices of Burr-Brown common stock divided by the corresponding prices of Texas Instruments common stock over the period from June 22, 1999 through June 20, 2000 and from June 23, 1995 through June 20, 2000 in contrast with the exchange ratio defined in the merger agreement. Based on this analysis, the historical exchange ratio for the daily 1-year and weekly 5-year periods has ranged from 0.5322 to 0.9425 with an average of 0.6864 and from 0.5217 to 1.4104 with an average of 0.9176, respectively.

  Texas Instruments Stock Performance Analysis

     Broadview compared the recent stock performance of Texas Instruments with that of the S&P 500 and the Texas Instruments Comparable Index. The Texas Instruments Comparable Index is comprised of public companies that Broadview deemed comparable to Texas Instruments. Broadview selected companies competing in the semiconductor industry, with the following financial characteristics:

     - revenues greater than $1 billion for the last reported 12 months; and

     - positive operating margins for the last reported 12 months.

     The Texas Instruments Comparable Index consists of the following companies:
Analog Devices, Inc.; Intel Corporation; STMicroelectronics NV; Infineon Technologies AG; LSI Logic Corporation; Conexant Systems, Inc.; and Atmel Corporation.

  Evaluation of Texas Instruments Equity

     Broadview compared financial information of Texas Instruments with publicly available information for companies comprising the Texas Instruments Comparable Index. For this analysis, as well as other analyses, Broadview examined publicly available information, as well as a range of estimates based on securities research analyst reports.

  Pro Forma Combination Analysis

     Broadview calculated the pro forma impact of the merger on the combined entity's projected earnings per share for the calendar years ending December 31, 1999 and December 31, 2000 taking into consideration various financial effects which will result from consummation of the merger. This analysis relies upon certain financial and operating assumptions provided by equity research analysts and publicly available data about Texas Instruments and Burr-Brown. Broadview assumed that the merger would be treated as a "pooling of interests" for accounting purposes and that no opportunities for cost savings or revenue enhancements exist. Based on this analysis, the pro forma pooling model indicates marginal earnings-per-share dilution, excluding acquisition expenses, for both calendar years ending December 31, 2000 and December 31, 2001. Broadview also examined the effects of potential cost savings and revenue enhancements, and the incremental accretion related to potential cost savings and revenue enhancements.

  Consideration of the Discounted Cash Flow Methodology

     While discounted cash flow is a commonly used valuation methodology, Broadview did not employ such an analysis for the purposes of its opinion. Discounted cash flow analysis is most appropriate for companies that exhibit relatively steady or somewhat predictable streams of future cash flow. For a rapidly growing company such as Burr-Brown with significant and highly volatile cash flows, in a cyclical and rapidly-evolving industry, a preponderance of the value in a valuation based on discounted cash flow will be in the terminal value of the entity, which is extremely sensitive to assumptions about the sustainable long-term growth rate of the company. Given the uncertainty in estimating both the future cash flows and a sustainable long-term growth rate for Burr-Brown, as well as the cyclical nature of Burr-Brown's chosen market, Broadview considered a discounted cash flow analysis inappropriate for valuing Burr-Brown.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Broadview considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, Broadview believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion.

     In performing its analyses, Broadview made numerous assumptions with respect to industry performance and general business and economic conditions and other matters, many of which are beyond the control of Burr-Brown or Texas Instruments. The analyses performed by Broadview are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. The exchange ratio pursuant to the merger agreement and other terms of the merger agreement were determined through arm's length negotiations between Burr-Brown and Texas Instruments, and were approved by the Burr-Brown board of directors. Broadview provided advice to the Burr-Brown board of directors during such negotiations. However, Broadview did not recommend any specific consideration to the Burr-Brown board of directors or that any specific consideration constituted the only appropriate consideration for the merger. In addition, Broadview's opinion and presentation to the Burr-Brown board of directors was one of many factors taken into consideration by the Burr-Brown board of directors in making its decision to approve the merger. Consequently, the Broadview analyses as described above should not be viewed as determinative of the opinion of the Burr-Brown board of directors with respect to the value of Burr-Brown or of whether the Burr-Brown board of directors would have been willing to agree to a different consideration.

     Upon consummation of the merger, Burr-Brown will be obligated to pay Broadview a transaction fee of $5,000,000. Burr-Brown has already paid Broadview a fairness opinion fee of $750,000. The fairness opinion fee will be credited against the transaction fee payable by Burr-Brown upon completion of the merger. In addition, Burr-Brown has agreed to reimburse Broadview for its reasonable expenses, including fees and expenses of its counsel, and to indemnify Broadview and its affiliates against certain liabilities and expenses related to their engagement, including liabilities under the federal securities laws. The terms of the fee arrangement with Broadview, which Burr-Brown and Broadview believe are customary in transactions of this nature, were negotiated at arm's length between Burr-Brown and Broadview, and the Burr-Brown board of directors was aware of the nature of the fee arrangement, including the fact that a significant portion of the fees payable to Broadview is contingent upon completion of the merger.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the Burr-Brown board of directors to approve and adopt the merger, stockholders of Burr-Brown should be aware that some members of the management and the board of directors of Burr-Brown have interests in the merger that are different from, or in addition to, the interests of stockholders of Burr-Brown generally.

  Stock Options

     All directors and executive officers of Burr-Brown are holders of stock options to purchase Burr-Brown common stock. Pursuant to the existing option plan, stock options held by Burr-Brown's non-employee directors will vest as a result of the merger. Pursuant to the merger agreement, all stock options of Burr-Brown will be assumed by Texas Instruments and will be deemed to constitute options to acquire shares of Texas Instruments common stock with appropriate adjustments in share amounts and exercise price to reflect the exchange ratio in the merger. See the discussion under the section entitled "The Merger
Agreement -- Treatment of Stock Options."

  Indemnification of Officers and Directors

     Texas Instruments has agreed to indemnify the officers and directors of Burr-Brown for their acts and omissions as officers and directors of Burr-Brown prior to the merger to the maximum extent permitted by Delaware law, and to provide and maintain insurance coverage for such purposes for a period of at least six years after the consummation of merger.

  Retention

     Burr-Brown is a party to a Change in Control Severance Benefit Agreement dated October 30, 1996, a Severance Benefit Agreement dated October 30, 1996, and a Letter Agreement dated August 31, 1998 (referred to herein as severance agreements) with Syrus P. Madavi, Chairman of the Board, President and Chief Executive Officer.

     In recognition of the continuance of the noncompetition and nonsolicitation provisions in the Change in Control Severance Benefit Agreement and the Severance Benefit Agreement, Texas Instruments and Mr. Madavi entered into an agreement with the following provisions, subject to the consummation of the merger:

     - Mr. Madavi's employment with either Burr-Brown or Texas Instruments will continue until the first anniversary of the merger;

     - Mr. Madavi is entitled to receive a transition bonus equal to $3.5 million; and

     - Mr. Madavi's existing severance agreements will remain in effect.

     In addition, Texas Instruments has agreed to pay transition bonuses equal to one times annual base salary in effect at closing to certain Burr-Brown executives and key employees, including J. Scott Blouin and Kenneth G. Wolf, if they continue their employment for a predetermined transition period, ranging from six to nine months. The bonus will be paid in the first pay period following the transition period and is in addition to base salary. These executives and employees will also receive specified surplus benefits if their positions are eliminated during the eighteen months following the merger.

EMPLOYEE BENEFIT PLANS

     Pursuant to the merger agreement, Texas Instruments will honor the obligations of Burr-Brown and its subsidiaries under Burr-Brown's employee benefit plans. The employees of Burr-Brown, including the executive officers, will be eligible to participate in Texas Instruments' applicable employee benefit plans as soon as administratively convenient following the merger. Service with Burr-Brown and its affiliates will be treated as service with Texas Instruments for some purposes to the same extent such service was counted under the corresponding Burr-Brown benefit plan, if any; provided that such service will not be recognized to the extent that it would result in a duplication of benefits.

NO DISSENTERS' APPRAISAL RIGHTS

     Because Burr-Brown's common stock is traded on the Nasdaq and Texas Instruments' common stock is traded on the NYSE, holders of Burr-Brown common stock will not be entitled under the Delaware General Corporation Law to exercise dissenting stockholders' appraisal rights with respect to their shares of Burr-Brown common stock.

ACCOUNTING TREATMENT

     The merger is intended to qualify as a "pooling of interests" for financial reporting purposes under generally accepted accounting principles. Under this method of accounting, the recorded assets and liabilities of Texas Instruments and Burr-Brown will be carried forward to the combined company at their recorded amounts. The operating results of the combined company will include operating results of Texas Instruments and Burr-Brown for the periods subsequent to the combination and, to the extent material, the combined recorded operating results of the separate companies for periods prior to the combination on a restated basis.

FEDERAL SECURITIES LAWS CONSEQUENCES

     All shares of Texas Instruments common stock received by Burr-Brown stockholders in the merger will be freely transferable, except that shares of Texas Instruments common stock received by persons who are deemed to be "affiliates," as such term is defined under the Securities Act, of Burr-Brown prior to the merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act or as otherwise permitted under the Securities Act. Persons who are affiliates of Burr-Brown generally include individuals or entities that control, are controlled by, or are under common control with, Burr-Brown and may include officers and directors of Burr-Brown as well as principal stockholders of Burr-Brown. All current "affiliates" of Burr-Brown have delivered to Texas Instruments a letter agreement to the effect that he or she will not offer or sell or otherwise dispose of any of the shares of Texas Instruments common stock issued to him or her in or in connection with the merger in violation of the Securities Act or the rules and regulations promulgated by the Commission under such Act.

COMPARISON OF RIGHTS OF STOCKHOLDERS OF TEXAS INSTRUMENTS AND BURR-BROWN

     Texas Instruments and Burr-Brown are incorporated under the laws of the State of Delaware. Upon the completion of the merger, the holders of Burr-Brown common stock will become holders of Texas Instruments common stock. The rights of Texas Instruments stockholders are governed by Texas Instruments' restated certificate of incorporation and bylaws, each as amended, and Delaware law, including the Delaware General Corporation Law or DGCL. The rights of Burr-Brown stockholders are governed by its restated certificate of incorporation and restated bylaws, each as amended, and Delaware law, including the DGCL.

     The following is a summary of the material differences between the rights of the holders of Burr-Brown common stock and the rights of holders of Texas Instruments common stock. The following summary does not purport to be a complete statement of the rights of Texas Instruments stockholders under Delaware law, Texas Instruments' restated certificate of incorporation and Texas Instruments' bylaws as compared with the rights of the Burr-Brown stockholders under Delaware law, Burr-Brown's certificate of incorporation and bylaws, and does not purport to be a complete description of the specific provisions referred to below. The identification of specific differences is not meant to indicate that other equally or more significant differences do not exist. This summary is qualified in its entirety by reference to the governing corporate instruments of Texas Instruments incorporated by reference to the registration statement of which this proxy statement/prospectus is a part, to which stockholders are referred. The material terms of Texas Instruments common stock are described under the heading "Description of Capital Stock of Texas Instruments" on page 65.

  Number of Directors

     Burr-Brown. Under the Burr-Brown bylaws, the number of directors of Burr-Brown is determined by the vote of a majority of the entire board of directors or by the stockholders at an annual meeting; provided, however, that the number of directors shall not be less than three nor more than nine. There are currently five directors of Burr-Brown.

     Texas Instruments. Under the Texas Instruments bylaws, the maximum number of directors of Texas Instruments is 15 until changed by resolution of the board of directors. There are currently 10 directors serving on the Texas Instruments board of directors.

  Amendment to Certificate of Incorporation

     The DGCL provides that the certificate of incorporation of a corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by the DGCL.

     Burr-Brown. The Burr-Brown certificate of incorporation provides that Article Tenth, regarding business combinations, may not be replaced, altered or amended and no provision to the certificate of incorporation may be adopted that is inconsistent with Article Tenth, unless the amendment is approved by either:

     - the holders of at least 90% of the voting stock of Burr-Brown; or

     - two-thirds of the Burr-Brown board of directors and two-thirds of the directors in place prior to any business combination.

     On all other matters, the Burr-Brown certificate of incorporation may be amended by the majority of the shares entitled to vote to amend the certificate of incorporation at a meeting of the stockholders.

     Texas Instruments. The certificate of incorporation of Texas Instruments does not contain a provision requiring a vote greater or lesser than that specified in the DGCL to amend the certificate of incorporation.

  Advance Notice Provisions for Stockholder Proposals and Nominations

     Burr-Brown. The Burr-Brown bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of Burr-Brown stockholders or propose business for consideration at such meeting, notice must generally be given in writing to the Secretary of Burr-Brown no less than 80 days prior to the annual meeting.

     Texas Instruments. Under the Texas Instruments bylaws, for stockholders to nominate persons for election to the board of directors at the annual meeting of stockholders or to properly introduce business to be transacted at the annual meeting, a stockholder must deliver timely notice in a proper written form to Texas Instruments' principal executive offices. To be timely, the notice must be delivered or mailed and received by Texas Instruments not less than 90 days prior to the first anniversary of the preceding year's annual meeting.

  Stockholder Action Without a Meeting

     Under the DGCL, unless otherwise provided in the certificate of incorporation, actions may be taken by the stockholders of a Delaware corporation by written consent, provided that the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the matter were present and voted.

     Burr-Brown. The Burr-Brown certificate of incorporation does not prohibit Burr-Brown stockholders from acting by written consent.

     Texas Instruments. The certificate of incorporation of Texas Instruments does not permit stockholder action without a meeting.

  Business Combinations

     Burr-Brown. Under the Burr-Brown certificate of incorporation, "business combinations," including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities, with a Burr-Brown related person or any affiliate of a related person, require the affirmative vote of 90% of the outstanding shares of voting stock. A Burr-Brown related person means:

     - any person who beneficially owns 10% or more of the voting power of the Burr-Brown's outstanding voting stock; or

     - an affiliate or an associate of the related person, who, at any time within the two-year period before the date in question, was the beneficial owner of 10% or more of the voting power of the Burr-Brown's outstanding voting stock.

These provisions of the Burr-Brown certificate of incorporation do not apply to business combinations that are approved or exempted by two-thirds of the board of directors, of the corporation before the related person becomes a related person or all of the following conditions are met:

     - the cash to be paid as consideration in the business combination is not less than the higher of

          (1) the highest price paid by the related person in acquiring shares of Burr-Brown capital stock,

          (2) the fair market value per share of Burr-Brown capital stock as of the date of the business combination or

          (3) the book value per share in the case of common stock and the higher preferential amount per share in the case of the preferred stock;

     - a proxy or information statement complying with the Exchange Act that describes the business combination complying with the Exchange Act is mailed by the related person to stockholders at least 30 days before the closing of the business combination; and

     - all consideration to be paid to Burr-Brown stockholders is in cash.

     Both a special committee of the Burr-Brown board of directors and the full board of directors unanimously approved the merger, thereby making the foregoing provisions inapplicable to the merger.

     Texas Instruments. Texas Instruments does not have a similar provision in its certificate of incorporation.

  Anti-Greenmail Provisions

     Burr-Brown. The Burr-Brown certificate of incorporation contains a provision that prohibits Burr-Brown from purchasing the Burr-Brown capital stock held for less than two years by any stockholder that is an "interested stockholder" unless a majority of the holders of voting stock, other than the "interested stockholder," approve the purchase. Under this provision, an "interested stockholder" is defined as any person who is the beneficial owner of more than 5% of the class of Burr-Brown stock to be purchased.

     Texas Instruments. Texas Instruments does not have a similar provision in its certificate of incorporation.

  Stockholder Rights Plan

     Burr-Brown. The Burr-Brown rights plan provides for the distribution of a dividend of one preferred stock purchase right for each outstanding share of Burr-Brown common stock. Each Burr-Brown right entitles the registered holder to purchase from Burr-Brown one-thousandth of a share of Series A Junior Participating Preferred Stock of Burr-Brown at a price of $220.00 per one-thousandth of a share of Series A Junior Participating Preferred Stock, subject to adjustment. The Burr-Brown rights plan provides that, until the distribution date, which is the date on which the rights become exercisable, or earlier redemption or expiration of the rights, the Burr-Brown rights will be transferred with and only with shares of Burr-Brown common stock. Generally, the Burr-Brown rights will be automatically exchangeable into Burr-Brown common stock and become exercisable on the first date of public announcement that a person or group has acquired, or ten days following commencement of or announcement of an intent to commence a tender offer that would result in a person or group acquiring, beneficial ownership of 15% or more of Burr-Brown's shares. In the event that a person becomes an acquiring person, each holder of a Burr-Brown right, other than the acquiring person, will have the right to receive, upon exercise, Burr-Brown common shares, or in some circumstances, cash, property or other securities of Burr-Brown, having a value equal to twice the then-current purchase price. In the event that Burr-Brown is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an acquiring person, each holder of a Burr-Brown right, other than the acquiring person, will have the right to receive, upon exercise, the number of shares of common stock of the acquiring company having a value of two times the then current purchase price of the Burr-Brown right. The Burr-Brown rights, which can be redeemed or exchanged by Burr-Brown's board of directors in certain circumstances, expire by their terms on August 9, 2009.

     As a condition to entering into the merger agreement, Burr-Brown amended the rights plan so that none of the transactions associated with the merger agreement or the merger will trigger the rights under the plan. The amendment further provides that the plan will terminate upon the consummation of the merger.

     Texas Instruments. Texas Instruments has adopted a rights plan that is described under the heading "Description of Capital Stock of Texas Instruments -- The Rights Plan" on page 66. As described in that section, the rights plan may have antitakeover effects.

  Authorized Capital

     Burr-Brown. The authorized stock of Burr-Brown consists of 240,000,000 shares of Burr-Brown common stock, of which there were 56,648,677 shares outstanding as of the record date, and 2,000,000 shares of preferred stock, none of which were outstanding as of the record date.

     Texas Instruments. The authorized capital stock of Texas Instruments consists of 2,400,000,000 shares of Texas Instruments common stock, of which there were 1,641,639,095 shares outstanding as of July 19, 2000, and 10,000,000 shares of Texas Instruments preferred stock, none of which were outstanding as of July 19, 2000.

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

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following is a discussion of the material federal income tax consequences of the merger to the holders of Burr-Brown common stock and to Texas Instruments, Burma Acquisition and Burr-Brown, and is based on the opinions of Weil Gotshal, counsel to Texas Instruments, and Snell & Wilmer, counsel to Burr-Brown. The opinions are based upon current provisions of the Internal Revenue Code, existing regulations promulgated under the Code and current administrative rulings and court decisions, all of which are subject to change. No attempt has been made to comment on all federal income tax consequences of the merger that may be relevant to particular holders, including holders subject to special tax rules, for example, dealers in securities, pass-through entities, foreign persons, mutual funds, insurance companies, tax-exempt entities, holders who do not hold their shares as capital assets and holders who acquired their shares upon the exercise of employee stock options or otherwise as compensation. HOLDERS OF BURR-BROWN COMMON STOCK ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES UNDER APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS.

     Texas Instruments has received from its counsel, Weil Gotshal, an opinion to the effect that

     - the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and

     - each of Texas Instruments, Burma Acquisition and Burr-Brown will be a party to the reorganization within the meaning of Section 368(b) of the Code.

     Burr-Brown has received from its counsel, Snell & Wilmer, an opinion to the effect that

     - the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and

     - each of Texas Instruments, Burma Acquisition and Burr-Brown will be a party to the reorganization within the meaning of Section 368(b) of the Code.

     In rendering their opinions, counsel to each of Texas Instruments and Burr-Brown have relied upon representations made by Texas Instruments and Burr-Brown.

     Assuming the merger is treated as a reorganization within the meaning of
Section 368(a) of the Code, no gain or loss will be recognized for federal income tax purposes by Texas Instruments, Burma Acquisition or Burr-Brown as a result of the merger. A holder of Burr-Brown common stock will not recognize gain or loss on the exchange of shares of Burr-Brown common stock for Texas Instruments common stock pursuant to the merger. The aggregate tax basis of the Texas Instruments common stock received by a holder of Burr-Brown common stock will be the same as the aggregate tax basis of the Burr-Brown common stock surrendered therefor. The holding period of the Texas Instruments common stock will include the holding period of the Burr-Brown common stock surrendered therefor, provided that the shares of Burr-Brown common stock are held as capital assets at the effective time.

     Cash received by a holder of Burr-Brown common stock in lieu of a fractional share of Texas Instruments common stock will be treated as received in exchange for such fractional share interest, and gain or loss will be recognized for federal income tax purposes, measured by the difference between the amount of cash received and the portion of the basis of the Burr-Brown common stock allocable to the fractional share interest. The gain or loss will be capital gain or loss provided that the shares of Burr-Brown common stock were held as capital assets, and will be long term capital gain or loss if the Burr-Brown common stock had been held for more than one year at the effective time.

     Under the Code, a holder of Burr-Brown common stock may be subject, under certain circumstances, to backup withholding at a rate of 31% with respect to the amount of cash, if any, received in lieu of fractional share interests unless the holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not an additional tax and may be refunded or credited against the holder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

REGULATORY MATTERS

     Antitrust Laws

     The Antitrust Division of the Department of Justice, the Federal Trade Commission, appropriate foreign regulatory agencies and others may challenge the merger on antitrust grounds either before or after the expiration of the applicable waiting periods. Accordingly, at any time before or after the completion of the merger, the Antitrust Division of the Department of Justice, the Federal Trade Commission, appropriate foreign regulatory agencies or others could take action under the applicable antitrust laws as they deem necessary or desirable in the public interest, including without limitation seeking to enjoin the consummation of the merger or permitting such consummation subject to certain regulatory concessions or conditions. There can be no assurance that a challenge to the merger will not be made or that, if a challenge is made, that such challenge will not prevail.

     United States. The merger is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder by the Federal Trade Commission, which prevent certain transactions from being completed until required information and materials are furnished to the Antitrust Division of the Department of Justice and the Federal Trade Commission and waiting periods expire. The parties filed premerger notifications with the Antitrust Division of the Department of Justice and the Federal Trade Commission on July 6, 2000. The waiting period is scheduled to expire on August 7, 2000, unless a request for additional information or documentary material is made by the reviewing agency prior to that time or the parties' request for early termination of the waiting period is granted.

     Germany. Pursuant to the German Act Against Restraints of Competition, Texas Instruments filed a notification of the merger with the Federal Cartel Office on July 14, 2000. The waiting period is scheduled to expire on August 14, 2000, unless the Federal Cartel Office notifies Texas Instruments of its intent to commence an examination of the merger prior to that time.

     State Takeover Laws

     A number of states throughout the United States, including Delaware where Burr-Brown is incorporated and Arizona where Burr-Brown has its headquarters, have enacted takeover statutes that purport, in varying degrees, to be applicable to attempts to acquire securities of corporations that are incorporated or have assets, stockholders, executive offices or places of business in those states. To the extent that provisions of these state takeover statutes purport to apply to the merger, Texas Instruments and Burr-Brown believe that, except in the case of DGCL Section 203, such laws conflict with federal law and constitute an unconstitutional burden on interstate commerce. In Edgar v. MITE Corp., the Supreme Court of the United States invalidated on constitutional grounds the Illinois Business Takeover Act, which, as a matter of state securities law, made certain corporate acquisitions more difficult. In CTS Corp. v. Dynamics Corp. of America, however, the Supreme Court of the United States held that Indiana may, as a matter of corporate law and, in particular, in the context of those laws concerning corporate governance, constitutionally disqualify a potential acquiror from voting on the affairs of a domestic target corporation without prior approval of the remaining stockholders. Subsequently, in TLX Acquisition Corp. v. Telex Corp., a Federal district court in Oklahoma ruled that the Oklahoma takeover statutes were unconstitutional insofar as they apply to corporations incorporated outside Oklahoma in that they would subject such corporations to inconsistent regulations. Similarly, in Tyson Foods, Inc.
v. McReynolds, a Federal district court in Tennessee ruled that four Tennessee takeover statutes were unconstitutional as applied to corporations incorporated outside Tennessee. This decision was affirmed by the United States Court of Appeals for the Sixth Circuit.

     Arizona Revised Statutes Sections 10-2701 et seq. were adopted by the Arizona legislature in an attempt to prevent corporate "greenmail" and restrict the ability of a potential suitor to acquire a publicly-held corporation that is incorporated under Arizona law or that has its principal place of business or principal executive office, assets with a fair market value of at least $1 million and more than 500 employees in the State of Arizona. By their terms, these statutes generally apply to Burr-Brown. However, because Burr-Brown is organized under the laws of Delaware, in the view of Texas Instruments and Burr-Brown based on the authority discussed above, these statutes are unconstitutional as applied to Burr-Brown and the transactions contemplated by the merger agreement.

     The board of directors, and a special committee of the board of directors, of Burr-Brown have taken all action required to render the business combination provisions of DGCL Section 203 and Arizona Revised Statute Section 10-2741 inapplicable to the merger and the transactions contemplated by the merger agreement. Other than as described in this proxy statement/prospectus, neither Texas Instruments nor Burr-Brown has attempted to comply with any state takeover statutes in connection with the merger. Texas Instruments and Burr-Brown reserve the right to challenge the validity or applicability of any state law allegedly applicable to the merger, and nothing in this proxy statement/prospectus nor any action taken in connection herewith is intended as a waiver of that right. In the event that it is asserted that one or more state takeover statutes apply to the merger, and it is not determined by an appropriate court that such statute or statutes do not apply or are invalid as applied to the merger, as applicable, Texas Instruments may be required to receive additional stockholder approval or to file certain documents with, or receive approvals from, the relevant state authorities, and Texas Instruments might be prevented from or delayed in consummating the merger.

                              THE MERGER AGREEMENT

     The following is a summary of the material provisions of the merger agreement, dated as of June 21, 2000, among Burr-Brown, Texas Instruments and Burma Acquisition, a copy of which is attached as Annex A to this proxy statement/prospectus and incorporated by reference. Burr-Brown stockholders should read carefully the merger agreement. The following summary is qualified in its entirety by reference to the text of the merger agreement.

GENERAL

     The merger agreement provides that, following the approval of the merger by the stockholders of Burr-Brown and the satisfaction or waiver of the other conditions to the merger:

     - Burma Acquisition will merge with and into Burr-Brown; and

     - Burma Acquisition will cease to exist and Burr-Brown will continue as the surviving corporation and as a wholly owned subsidiary of Texas Instruments following the merger.

     As a result of the merger, and as of the effective time of the merger, Burr-Brown will succeed to and assume all of the rights and obligations of Burma Acquisition, in accordance with the DGCL.

COMPLETION AND EFFECTIVENESS OF THE MERGER

     The merger agreement provides that, subject to the requisite approval of the stockholders of Burr-Brown and the satisfaction or waiver of other conditions, the merger will be consummated by the filing of a certificate of merger and any other appropriate documents, in accordance with the relevant provisions of the DGCL, with the Secretary of State of the State of Delaware.

CONVERSION OF SHARES OF BURR-BROWN COMMON STOCK

     Upon the consummation of the merger:

     - each share of Burr-Brown common stock issued and outstanding immediately prior to the merger will be converted into and become exchangeable for the right to receive 1.3 shares of Texas Instruments common stock, together with any associated right to acquire shares of Series B Participating Cumulative Preferred Stock of Texas Instruments under Texas Instruments' stockholder rights plan. However, in the event of changes in Texas Instruments common stock prior to the merger, such as stock dividends or stock splits, the exchange ratio and the price of Texas

       Instruments common stock used to calculate the exchange ratio will be adjusted in accordance with the merger agreement to the extent necessary to reflect the change; and

     - each share of common stock of Burma Acquisition outstanding immediately prior to the merger will be converted into one share of common stock of the surviving corporation.

     No fractional shares of Texas Instruments common stock will be issued in the merger. A holder of Burr-Brown common stock who would otherwise be entitled to receive fractional shares of Texas Instruments common stock as a result of the merger will receive, in lieu of fractional shares, cash in an amount equal to the closing price per share of Texas Instruments common stock on the date of the merger multiplied by the fraction to which the holder would otherwise be entitled. Texas Instruments will make available to Computershare Investor Services, LLC, as exchange agent, from time to time sufficient cash amounts to satisfy payment for fractional shares and Computershare will distribute such proceeds, without interest, to the holders of the fractional interests.

TREATMENT OF STOCK OPTIONS

     Upon the consummation of the merger, subject to certain conditions and limitations contained in the merger agreement, each outstanding option to purchase shares of Burr-Brown common stock will be assumed by Texas Instruments and converted into an option, or a new substitute option will be granted, to purchase the number of shares of Texas Instruments common stock equal to the number of shares of Burr-Brown common stock subject to the original option multiplied by the exchange ratio in the merger agreement and then:

     - in the case of any "incentive stock option" for U.S. federal income tax purposes, truncated to the nearest whole share; and

     - in the case of all other options, rounded up to the nearest whole share.

     The exercise price per share of Texas Instruments common stock under the new option will be equal to the former exercise price per share of Burr-Brown common stock under the option immediately prior to the merger divided by the exchange ratio, and then:

     - in the case of any "incentive stock option," rounded up to the nearest penny; and

     - in the case of all other options, truncated to the nearest penny.

     All other terms of the options, including the vesting schedule, will remain unchanged.

     The conversion of any option to purchase shares of Burr-Brown common stock that is deemed to be an "incentive stock option" may involve further adjustment for the conversion to comply with certain U.S. federal income tax laws.

EXCHANGE PROCEDURES

     As soon as reasonably practical after the merger, the exchange agent will mail a letter of transmittal and instructions to each record holder of certificates that, immediately prior to the merger, represented outstanding shares of Burr-Brown common stock that were converted to Texas Instruments common stock in the merger. After receipt of the transmittal form, each holder should surrender his, her or its Burr-Brown stock certificates to the exchange agent, together with the letter of transmittal duly executed and completed in accordance with the instructions provided by the exchange agent. Upon surrender of the certificates to and acceptance of the certificates by the exchange agent, each holder will be entitled to receive:

     - certificates of Texas Instruments common stock evidencing the whole number of shares of Texas Instruments common stock to which the holder is entitled; and

     - a check in the amount equal to the cash that the holder has the right to receive pursuant to the merger agreement, including cash in lieu of any dividends and other distributions with respect to the shares represented by the Texas Instruments stock certificates and cash in lieu of fractional shares.

     If any shares of Texas Instruments common stock are to be issued in a name other than that in which the certificate representing Burr-Brown common stock surrendered in exchange for shares of Texas Instruments common stock is registered, the certificate surrendered must be properly endorsed or otherwise be in proper form for transfer and the person requesting the exchange must pay to the exchange agent any applicable stock transfer taxes or must establish to the satisfaction of the exchange agent that the taxes have been paid or are not applicable. No interest will be paid on any merger consideration.

     No holder of a certificate will be entitled to receive any dividend or other distribution from Texas Instruments until the holder surrenders his, her or its Burr-Brown stock certificate for a certificate representing shares of Texas Instruments common stock. Upon surrender, the holder will receive the amount of any dividends or other distributions that, after the consummation of the merger, became payable with respect to the number of whole shares of Texas Instruments common stock into which the shares of Burr-Brown common stock were converted. No interest will be paid on the dividends or other distributions.

     Any portion of the merger consideration, including any certificates of Texas Instruments common stock, any dividends or distributions, or any cash owed in lieu of fractional shares of Texas Instruments common stock, that has not been distributed to the holders of Burr-Brown common stock within 12 months after the merger will be delivered to the surviving corporation. At the end of that 12 month period, any holders who have not surrendered their certificates in accordance with the relevant provisions of the merger agreement may look only to the surviving corporation and Texas Instruments for payment of their claims for any merger consideration and any dividends or distributions with respect to the shares of Texas Instruments common stock to which they are entitled.

     None of Texas Instruments, Burma Acquisition, Burr-Brown, the surviving corporation or the exchange agent or any of their respective directors, officers, employees or agents will be liable for any merger consideration delivered to a public official under applicable abandoned property, escheat or similar law.

BURR-BROWN STOCKHOLDERS SHOULD NOT SEND THEIR BURR-BROWN STOCK CERTIFICATES TO TEXAS INSTRUMENTS OR BURR-BROWN. BURR-BROWN STOCK CERTIFICATES WILL ONLY BE EXCHANGED FOR CERTIFICATES OF SHARES OF TEXAS INSTRUMENTS COMMON STOCK FOLLOWING THE CONSUMMATION OF THE MERGER IN ACCORDANCE WITH INSTRUCTIONS WHICH BURR-BROWN OR THE EXCHANGE AGENT WILL SEND TO BURR-BROWN STOCKHOLDERS AFTER THE MERGER.

DIRECTORS AND OFFICERS

     The board of directors of the surviving corporation after the merger will consist of the directors of Burma Acquisition immediately prior to the merger. The officers of the surviving corporation after the merger will be the officers of Burma Acquisition immediately prior to the merger.

     Each director and officer of the surviving corporation will hold office from the effective time of the merger until his or her respective successor is duly elected or appointed and qualified in the manner provided in the charter or bylaws of the surviving corporation, or as otherwise provided by the DGCL.

CHARTER AND BYLAWS

     The charter of Burma Acquisition in effect immediately prior to the merger will be the charter of the surviving corporation until it is amended in accordance with its terms or as provided by the DGCL. The bylaws of Burma Acquisition in effect immediately prior to the merger will be the bylaws of the surviving corporation until they are amended in accordance with their terms or as provided by the DGCL.

REPRESENTATIONS AND WARRANTIES

     The merger agreement contains various customary representations and warranties of Burr-Brown relating to:

     - its organization, standing and similar corporate matters;

     - its capital structure and the capital structure of its subsidiaries;

     - authorization, execution, delivery, performance and enforceability of the merger agreement;

     - documents filed by Burr-Brown with the Commission and financial statements;

     - the absence of undisclosed liabilities of Burr-Brown and its subsidiaries;

     - the absence of material adverse changes or events relating to Burr-Brown and its subsidiaries;

     - the accuracy of information supplied by Burr-Brown in connection with the registration statement filed with the Commission by Texas Instruments and this proxy statement/prospectus;

     - regulatory consents or approvals required in connection with the merger;

     - the absence of any material violation of the charter, bylaws, any material agreement or any law, rule or regulation entered by a governmental entity, which violation would prevent or materially delay the performance of the merger agreement by Burr-Brown or would reasonably be expected to have a material adverse effect on Burr-Brown or its subsidiaries, taken as a whole;

     - real property;

     - the absence of any pending or threatened litigation against Burr-Brown or any of its subsidiaries;

     - permits and licenses;

     - employee arrangements and benefit plans;

     - labor matters;

     - environmental matters;

     - tax matters;

     - the absence of any unlawful payments made by Burr-Brown, its subsidiaries or any director, officer or employee of Burr-Brown or any of its subsidiaries;

     - material contracts;

     - subsidies between or among Burr-Brown or any of its subsidiaries and any governmental entity or other person;

     - intellectual property;

     - receipt by Burr-Brown of an opinion from Broadview, its financial advisor;

     - the absence of any broker's, finder's or investment banker's fees owed in connection with the merger, except for that of Broadview;

     - accounting matters regarding the treatment of the merger as a "pooling of interests";

     - product recalls;

     - exemption of the merger agreement from the Delaware takeover statute; and

     - the inapplicability of Burr-Brown's stockholders rights plan to the transactions contemplated by the merger agreement.

     The merger agreement also contains various representations and warranties of Texas Instruments and Burma Acquisition relating to:

     - their organization, standing and similar corporate matters;

     - authorization, execution, delivery, performance and enforceability of the merger agreement;

     - documents filed by Texas Instruments with the Commission and financial statements;

     - the absence of undisclosed liabilities of Texas Instruments and its subsidiaries;

     - the capital structure of Texas Instruments;

     - the accuracy of information supplied by Texas Instruments or Burma Acquisition in connection with the registration statement filed with the Commission by Texas Instruments and this proxy statement/prospectus;

     - regulatory consents or approvals required in connection with the merger;

     - the absence of any pending or threatened litigation against Texas Instruments or any of its subsidiaries;

     - compliance with applicable law;

     - the absence of any liability or obligation or engagement in any business activity by Burma Acquisition, except in connection with the merger agreement;

     - the absence of any broker's, finder's or investment banker's fees owed in connection with the merger, except for that of Morgan Stanley; and

     - accounting matters regarding the treatment of the merger as a "pooling of interests."

CONDUCT OF BUSINESS BEFORE COMPLETION OF THE MERGER

     During the period from the date of the merger agreement until the date of consummation of the merger, Burr-Brown has agreed to:

     - conduct its operations in the ordinary and usual course of business consistent with past practice; and

     - use its reasonable best efforts to:

        (1) preserve intact its current business organizations;

        (2) keep available the service of its current officers and employees;
            and

        (3) preserve its relationships with customers, suppliers and others having business dealings with it.

     Further, Burr-Brown has agreed that, among other things and subject to various conditions and exceptions, it and its subsidiaries will not, without the prior written consent of Texas Instruments:

     - amend its charter or bylaws or amend, modify or terminate its stockholder rights plan;

     - authorize for issuance, issue, sell, deliver or agree to commit to issue, sell or deliver any stock of any class or any other securities convertible into or exchangeable for any stock or any equity equivalents except for limited grants of stock options to new employees or the issuance of Burr-Brown common stock pursuant to outstanding stock options;

     - split, combine or reclassify any shares of its capital stock;

     - declare, set aside or pay any dividend or other distribution in respect of its capital stock;

     - make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make payments to stockholders in their capacity as stockholders;

     - redeem, repurchase or otherwise acquire any of its securities or any securities of any of its subsidiaries;

     - adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Burr-Brown or any of its subsidiaries;

     - alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any subsidiary of Burr-Brown;

     - incur or assume any long-term or short-term debt or issue any debt securities except in the ordinary and usual course of business consistent with past practice or in connection with any permitted acquisition or capital expenditures;

     - assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other person except in the ordinary and usual course of business consistent with past practice, and except for obligations of the wholly owned subsidiaries of Burr-Brown;

     - make any loans, advances or capital contributions to, or investments in, any other person, other than in connection with a permitted acquisition, to the wholly owned subsidiaries of Burr-Brown, customary loans or advances to employees in the ordinary and usual course of business consistent with past practice or extensions of credit to customers in the ordinary course of business consistent with past practice;

     - pledge or otherwise encumber shares of capital stock of Burr-Brown or its subsidiaries;

     - mortgage or pledge any of its material tangible or intangible assets or create or suffer to exist any material lien upon those assets other than in the ordinary course of business consistent with past practice;

     - except as permitted by the merger agreement or as required under existing agreements, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date of the merger agreement, including, the granting of any completion bonuses or change of control payments in respect of the merger or that will be affected by the merger;

     - except in the ordinary and usual course of business consistent with past practice, promote or change the classification or status of or hire any employee or individual;

     - make any contributions to any trust that is not qualified under Section 501(a) of the Internal Revenue Code;

     - acquire, sell, lease or dispose of any material assets outside the ordinary and usual course of business consistent with past practice or any assets which in the aggregate are material to Burr-Brown and its subsidiaries taken as a whole, or grant any exclusive distribution rights other than extensions or renewals in the ordinary course of business consistent with past practice;

     - except as may be required as a result of a change in law or in generally accepted accounting principles, change any of its accounting principles or practices;

     - revalue in any material respect any of its assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary and usual course of business consistent with past practice or as required by generally accepted accounting principles;

     - acquire, by merger, consolidation or acquisition of stock or assets, any corporation, partnership or other business organization or division of them or any equity interest in them;

     - enter into any material contract or agreement, other than in the ordinary and usual course of business consistent with past practice, or amend in any material respect any material contracts or agreements;

     - authorize any new capital expenditure or expenditures which are not provided for in Burr-Brown's current capital expenditure plan and which, individually, is in excess of $300,000 or, in the aggregate, are in excess of $750,000;

     - enter into or amend any contract, agreement, commitment or arrangement providing for the taking of any action that would be prohibited by the merger agreement;

     - make or revoke any tax election, or settle or compromise any tax liability, or change, or make a request to any taxing authority to change, any aspect of Burr-Brown or any of its subsidiaries' method of accounting for tax purposes;

     - pay, discharge or satisfy any material claims, liabilities or obligations, other than the payment, discharge or satisfaction in the ordinary and usual course of business consistent with past practice or in accordance with their terms of liabilities reflected, or reserved against, in the consolidated financial statements of Burr-Brown and its subsidiaries or incurred since the date of those financial statements or waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar agreement to which Burr-Brown or any of its subsidiaries is a party;

     - settle or compromise any pending or threatened suit, action or claim relating to the transactions contemplated by the merger agreement;

     - take any action that would prevent or impede the merger from qualifying as a "pooling of interests" for accounting purposes or as a reorganization under Section 368 of the Internal Revenue Code;

     - enter into any agreement or arrangement that limits or otherwise restricts Burr-Brown or any of its subsidiaries or any successor to them or that could, after the merger, limit or restrict the surviving corporation and its affiliates, including Texas Instruments or any of its successors, from engaging or competing in any line of business or in any geographic area;

     - fail to comply in any material respect with any law applicable to Burr-Brown, its subsidiaries or their respective assets;

     - enter into any direct or indirect arrangements for financial subsidies;

     - adopt, enter into, amend, alter or terminate, partially or completely, any of Burr-Brown's benefit plans or employee arrangements except as contemplated by the merger agreement or to the extent required by applicable law;

     - enter into any contract with an officer, director, employee, agent, or other similar representative of Burr-Brown or any of its subsidiaries that is not terminable, without penalty or other liability, upon less than 60 calendar days' notice; or

     - take, propose to take, or agree to take, any of the foregoing actions or any action which would make any of the representations or warranties of Burr-Brown contained in the merger agreement untrue, incomplete or incorrect.

     Texas Instruments has agreed that, among other things and subject to various conditions and exceptions, it will not and will cause its subsidiaries not to, without the prior consent of Burr-Brown:

     - amend its certificate of incorporation or bylaws;

     - take any action that would or would reasonably be expected to prevent, impair or materially delay the ability of Burr-Brown or Texas Instruments to consummate the transactions contemplated by the merger agreement;

     - take any action that would prevent or impede the merger from qualifying as a "pooling of interests" for accounting purposes or as a reorganization under Section 368 of the Internal Revenue Code; or

     - take, propose to take, or agree to take, any of the foregoing actions or any action which would make any of the representations or warranties of Texas Instruments or Burma Acquisition contained in the merger agreement untrue, incomplete or incorrect.

CONDITIONS TO THE COMPLETION OF THE MERGER

     The respective obligations of Burma Acquisition, Texas Instruments and Burr-Brown to consummate the merger are subject to the satisfaction or waiver of certain conditions, including that:

     - the holders of at least a majority of the voting power of all outstanding shares of Burr-Brown common stock have approved the merger;

     - any waiting periods applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 have expired or been terminated or any waiting periods or consents under any comparable foreign antitrust laws shall have expired or been obtained;

     - there is no law of any governmental entity of competent jurisdiction in effect restraining, enjoining or otherwise preventing consummation of the merger and no governmental entity shall have instituted any proceeding which continues to be pending seeking any such law;

     - the Commission has declared the registration statement, of which this proxy statement/prospectus is a part and filed by Texas Instruments in connection with the registration under the Securities Act of shares of Texas Instruments common stock to be issued in the merger, effective and the registration statement is still effective at the time of the merger, with no stop order suspending its effectiveness having been issued and no action, suit, proceeding or investigation by the Commission to suspend its effectiveness having been initiated and be continuing; and

     - the Texas Instruments common stock required to be issued under the merger agreement has been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

     The obligations of Texas Instruments and Burma Acquisition to consummate the merger are further subject to satisfaction or waiver of the following conditions:

     - the representations and warranties of Burr-Brown contained in the merger agreement are and shall have been true when made and on and as of the date of the merger as though made on and as of that date, except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have a Material Adverse Effect (as defined below) on Burr-Brown and its subsidiaries taken as a whole;

     - Burr-Brown has performed or complied in all material respects with all agreements and conditions contained in the merger agreement required to be performed or complied with by it prior to or at the time of the merger;

     - Burr-Brown has delivered to Texas Instruments a certificate, dated the date of the merger, signed by the President or any Vice President of Burr-Brown, certifying as to the fulfillment of the conditions specified in the preceding two bullets;

     - Burr-Brown has received and delivered to Texas Instruments a letter from Ernst & Young LLP dated the date of the merger, stating that Burr-Brown qualifies as a combining company in accordance with the provisions of APB 16 and the applicable Commission rules and regulations and Texas Instruments has received a letter from Ernst & Young LLP, dated the date of the merger, stating that treatment of the merger as a "pooling of interests" for accounting purposes is appropriate if the merger is consummated as contemplated by the merger agreement;

     - Texas Instruments has received an opinion of its tax counsel, Weil Gotshal, dated the date of the merger, to the effect that:

        (1) the merger will qualify as a reorganization within the meaning of
            Section 368(a) of the Code; and

        (2) each of Texas Instruments, Burma Acquisition and Burr-Brown will be a party to the reorganization within the meaning of Section 368(b) of the Code.

     - all authorizations, consents or approvals of any domestic or foreign governmental entity, other than any authorizations, consents or approvals required under Hart-Scott-Rodino Act or any comparable foreign antitrust laws, required in connection with the execution and delivery of the merger agreement and the performance of the obligations under the merger agreement have been made or obtained, without any limitation, restriction or condition that is reasonably expected to have a Material Adverse Effect on Burr-Brown and its subsidiaries taken as a whole, or an effect on Texas Instruments and its subsidiaries that, were that effect applied to Burr-Brown and its subsidiaries, is reasonably expected to have a Material Adverse Effect on Burr-Brown and its subsidiaries taken as a whole, except for any authorizations, consents or approvals, the failure of which to have been made or obtained is not reasonably expected to have a Material Adverse Effect on Burr-Brown and its subsidiaries taken as a whole, or an effect on Texas Instruments and its subsidiaries that, were that effect applied to Burr-Brown and its subsidiaries, is reasonably expected to have a Material Adverse Effect on Burr-Brown; and

     - at least 45 days prior to the date of Burr-Brown's special stockholders meeting, Texas Instruments has received an affiliate letter from each person who is an "affiliate" of Burr-Brown for purposes of Rule 145 under the Securities Act.

     The obligations of Burr-Brown to consummate the merger are further subject to satisfaction or waiver of the following conditions:

     - the representations and warranties of Texas Instruments and Burma Acquisition contained in the merger agreement shall have been true when made and on and as of the date of the merger as though made on and as of that date, except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have a Material Adverse Effect on Texas Instruments and its subsidiaries taken as a whole;

     - Texas Instruments has performed or complied in all material respects with all agreements and conditions contained in the merger agreement required to be performed or complied with by it prior to or at the time of the merger;

     - Texas Instruments has delivered to Burr-Brown a certificate, dated the date of the merger, signed by the President or any Vice President of Texas Instruments, certifying as to the fulfillment of the conditions specified in the preceding two bullets; and

     - Burr-Brown has received an opinion of its tax counsel, Snell & Wilmer, dated the date of the merger, to the effect that:

        (1) the merger will qualify as a reorganization within the meaning of
            Section 368(a) of the Code; and

        (2) each of Texas Instruments, Burma Acquisition and Burr-Brown will be a party to the reorganization within the meaning of Section 368(b) of the Code.

     "Material Adverse Effect" is defined as, with respect to any entity, any material adverse effect on:

     - the assets, properties, financial condition or results of operations of that entity and its subsidiaries taken as a whole, other than any change, circumstance, effect or development:

        (1) relating to the economy in general in any country in which that entity operates or owns assets;

        (2) relating to the semiconductor industry (but not excluding, with respect to either Texas Instruments or Burr-Brown, any change, circumstance, effect or development relating to the semiconductor industry that materially disproportionately impacts Texas Instruments or Burr-Brown);

        (3) arising out of or resulting from actions contemplated by the parties in connection with, or which is attributable to, the announcement of the merger agreement and the transactions contemplated by the merger agreement, including loss of customers or suppliers or the delay or cancellation of orders for products; or

        (4) any shareholder litigation or litigation by any governmental entity, in each case brought or threatened against that entity or any member of its board of directors in respect of the merger agreement or the transactions contemplated by the merger agreement;

      provided that neither:

        (a) any change in the market price or trading volume of the Burr-Brown common stock or Texas Instruments common stock; nor

        (b) a failure by Burr-Brown or Texas Instruments to meet the revenue or earnings predictions of equity analysts for any period ending on or after the date of the merger agreement will, in and of itself, constitute a Material Adverse Effect (although this proviso, as it relates to paragraph (b) above, does not exclude any underlying change, circumstance, effect or development which resulted in the failure to meet the predictions); or

     - the ability of that entity to consummate the transactions contemplated by the merger agreement.

ADDITIONAL COVENANTS OF BURR-BROWN AND TEXAS INSTRUMENTS

     Each of Texas Instruments, Burma Acquisition and Burr-Brown also agreed, among other things and subject to various conditions and exceptions, that:

     - as soon as practicable following the date of the merger agreement, Texas Instruments and Burr-Brown will jointly prepare this proxy statement/prospectus in connection with the vote of the stockholders of Burr-Brown in respect of the merger and Texas Instruments will file with the Commission a registration statement, of which this proxy statement/prospectus is a part, in connection with the registration under the Securities Act of the shares of Texas Instruments common stock to be issued in connection with the merger;

     - Burr-Brown will use all reasonable best efforts to cause Ernst & Young LLP to deliver a customary "comfort" letter dated the date on which the registration statement filed by Texas Instruments becomes effective and addressed to Texas Instruments;

     - Texas Instruments will use all reasonable best efforts to cause Ernst & Young LLP to deliver a customary "comfort" letter dated the date on which the registration statement becomes effective and addressed to Burr-Brown;

     - Burr-Brown will:

        (1) hold a special meeting of its stockholders as soon as practicable after the effective date of this proxy statement/prospectus for the purpose of voting on the approval and adoption of the merger and related matters; and

        (2) solicit proxies from its stockholders to obtain the requisite vote for that approval;

     - the Burr-Brown board of directors will recommend approval of the merger by Burr-Brown's stockholders and will not withdraw, amend or modify in a manner adverse to Texas Instruments such recommendation, or announce publicly its intention to do so;

     - each party will use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate the merger;

     - each party will use its reasonable best efforts to obtain all requisite approvals and authorizations for the merger, including, without limitation, those required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or any comparable foreign antitrust laws;

     - each party will use its reasonable best efforts to resolve any objections asserted by a governmental entity or other person in respect of the merger under any antitrust law;

     - Burr-Brown will inform Texas Instruments of any litigation brought against Burr-Brown or its directors relating to the merger and will consult with and obtain Texas Instruments' prior written consent before entering into any settlement or compromise of any such litigation;

     - Burr-Brown will provide, and will cause its respective subsidiaries to provide, Texas Instruments and Burma Acquisition and their authorized representatives reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of Burr-Brown and its subsidiaries;

     - each party will consult with each of the others before issuing any press release or otherwise making any public statements in respect of the merger;

     - each party will give prompt notice to each of the others of the occurrence or nonoccurrence of an event that would cause a representation or warranty to be untrue or inaccurate or any material failure by a party to the merger agreement to satisfy a covenant, condition or agreement;

     - each party will, and will cause its respective subsidiaries to, use its reasonable best efforts to cause the merger to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code and to be accounted for as a "pooling of interest" for accounting purposes;

     - Burr-Brown will discontinue the Burr-Brown Employee Stock Purchase Plan as of the last business day prior to the closing date and will not grant any additional purchase rights under the Employee Stock Purchase Plan after the date of the merger agreement; provided that all currently outstanding purchase rights under the Employee Stock Purchase Plan will remain in effect subject to the terms of the Employee Stock Purchase Plan;

     - Burr-Brown will, at Texas Instruments' request, terminate the Burr-Brown Future Investment Plan prior to the closing date or, if necessary, amend the Future Investment Plan to permit Texas Instruments common stock as an investment option under the Future Investment Plan, subject to directions from plan participants;

     - Burr-Brown will, at Texas Instruments' request, issue a written notice pursuant to Section 204(h) of the Employee Retirement Income Security Act of 1974, as amended, to cease further benefit accruals under the Burr-Brown Corporation Employee Retirement Income Plan effective as of a date designated by Texas Instruments which is on or after the closing date;

     - Texas Instruments and Burma Acquisition will honor the obligations of Burr-Brown under the provisions of all employment, consulting, termination, severance, change of control, individual compensation indemnification agreements and certain other benefits arrangements;

     - at least 45 days prior to the date of Burr-Brown's special meeting, Burr-Brown will deliver to Texas Instruments an affiliate letter from each person who is an "affiliate" of Burr-Brown for purposes of Rule 145 under the Securities Act;

     - Texas Instruments will take all action necessary to cause Burma Acquisition to perform its obligations under the merger agreement and to consummate the merger on the terms and conditions set forth in the merger agreement;

     - whether or not the merger is completed, each party agrees to bear its own expenses in connection with the merger, provided that:

        (1) each party will share equally in any expenses incurred in connection with the filing, printing and mailing of this proxy statement/prospectus;

        (2) each party will share equally in any filings required under the Hart-Scott-Rodino Act; and

        (3) Burr-Brown will be solely responsible for the payment of any termination fees;

     - if any state takeover statute is or may become applicable to the merger or the stock option agreement, each of Texas Instruments and Burr-Brown shall use their reasonable best efforts to consummate the transactions contemplated by the merger agreement and the stock option agreement as promptly as practicable and will otherwise act to eliminate or minimize the effects of any state takeover statute on the merger or the option agreement;

     - Texas Instruments will cause the shares of Texas Instruments common stock to be issued in connection with the merger to be listed on the New York Stock Exchange, subject only to official notice of issuance.

     Burr-Brown has also further agreed not to, and not to permit its subsidiaries to, nor authorize or permit any officer, director or employee of or any investment banker, attorney, accountant or other advisor or representative of Burr-Brown or any of its subsidiaries to, directly or indirectly:

     - solicit, initiate or encourage the submission of any Acquisition Proposal (as defined below); or

     - participate in any discussions or negotiations regarding, or furnish to any person any information in respect of, or take any other action to facilitate, any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.

     However, in response to an unsolicited Acquisition Proposal, Burr-Brown may take any of the actions described in the second bullet above if, and only to the extent that:

     - the special meeting of Burr-Brown stockholders to approve the merger has not occurred;

     - the Burr-Brown board of directors, after consultation with outside legal counsel, determines in good faith that the failure to take such action would be inconsistent with its fiduciary duties to Burr-Brown's stockholders under applicable law;

     - the Burr-Brown board of directors determines in good faith that the Acquisition Proposal, if accepted, is reasonably likely to be consummated after taking into account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, and believes in good faith, after consultation with its financial advisor and after taking into account the strategic benefits to be derived from the merger and the long-term prospects of Texas Instruments and its subsidiaries, that the Acquisition Proposal would, if consummated, result in a transaction more favorable to Burr-Brown's stockholders than the merger (any such Acquisition Proposal that the Burr-Brown board of directors has determined to be more favorable to Burr-Brown stockholders than the merger is referred to as a "Superior Proposal"); and

     - prior to taking action, Burr-Brown:

        (1) provides reasonable notice to Texas Instruments that it is taking action; and

        (2) receives from the person making the Acquisition Proposal an executed confidentiality/standstill agreement in reasonably customary form and containing terms at least as stringent as those contained in the confidentiality agreement entered into between Texas Instruments and Burr-Brown in connection with the merger.

     Burr-Brown will notify Texas Instruments of its receipt of any Acquisition Proposal as promptly as practicable.

     Subject to certain exceptions, Burr-Brown's board of directors will not withdraw or modify, or propose to withdraw or modify its approval or recommendation of the merger in a manner adverse to Texas Instruments, unless the Burr-Brown board of directors, after consultation with outside legal counsel, determines in good faith that a failure to withdraw or modify its approval or recommendation would be inconsistent with the Burr-Brown board of directors' fiduciary duties. The Burr-Brown board of directors may not approve or recommend, and in connection with that approval or recommendation, withdraw or modify its approval or recommendation of the merger, unless an Acquisition Proposal is a Superior Proposal and the board of directors has first consulted with outside legal counsel and determined that the failure to take such action would be inconsistent with the Burr-Brown board of directors' fiduciary duties to Burr-Brown's stockholders under applicable law.

     "Acquisition Proposal" means any inquiry, offer or proposal regarding any of the following, other than the transactions contemplated by the merger agreement, involving Burr-Brown or any of its subsidiaries:

     - any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction;

     - any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all the assets of Burr-Brown and its subsidiaries, taken as a whole, in a single transaction or series of related transactions;

     - any tender offer or exchange offer for 20% or more of the outstanding capital stock of Burr-Brown or the filing of a registration statement under the Securities Act in connection with any such tender or exchange offer; or

     - any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

TERMINATION OF THE MERGER AGREEMENT

  Termination by either Burr-Brown or Texas Instruments

     The merger agreement may be terminated, and the merger abandoned, at any time prior to the merger by mutual written consent of Burr-Brown and Texas Instruments. The merger agreement may also be terminated by either Burr-Brown or Texas Instruments if:

     - the merger is not consummated by December 31, 2000; except that either Burr-Brown or Texas Instruments may extend the termination date if it reasonably determines in good faith that additional time is necessary in connection with obtaining any required governmental consent or approval, provided that the termination date may not be extended beyond February 28, 2001;

     - the required approval of the stockholders of Burr-Brown has not been obtained at the special meeting or any adjournment or postponement of the special meeting;

     - any law permanently restraining, enjoining or otherwise prohibiting the consummation of the merger has become final and non-appealable; or

     - any governmental entity has failed to issue an order, decree or ruling or to take any other action which is necessary to fulfill certain conditions to the consummation of the merger, and that denial of a request to issue such order, decree or ruling or to take such other action is final and non-appealable.

     However, the right of either party to terminate the merger agreement is not available to a party that has breached, in any material respect, its obligations to consummate the merger set forth in the merger agreement in any manner that has proximately contributed to the failure of the merger to be consummated.

  Termination by Burr-Brown

     The merger agreement may be terminated, and the merger abandoned, by Burr-Brown at any time prior to the merger if each of the following occurs:

     - Burr-Brown is not in breach of its obligations with respect to Acquisition Proposals, as set forth above;

     - the merger has not been approved by Burr-Brown's stockholders;

     - Burr-Brown's board of directors authorizes Burr-Brown, subject to complying with the terms of the merger agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal and Burr-Brown notifies Texas Instruments in writing that it intends to enter into that agreement, attaching the most current version of that agreement to the notice; and

     - during the three business day period after that notice:

        (1) Burr-Brown negotiates with, and causes its financial and legal advisors to negotiate with, Texas Instruments to attempt to make commercially reasonable adjustments in the terms and conditions of the merger agreement as would enable Burr-Brown to proceed with the transactions contemplated by the merger agreement; and

        (2) Burr-Brown's board of directors concludes, after considering the results of these negotiations, that the Superior Proposal giving rise to Burr-Brown's notice continues to be a Superior Proposal.

     The merger agreement may also be terminated, and the merger abandoned, by Burr-Brown at any time prior to the merger if there is a breach by Texas Instruments or Burma Acquisition of any representation, warranty, covenant or agreement contained in the merger agreement that cannot be cured and would prevent certain conditions to the consummation of the merger from being satisfied before December 31, 2000.

  Termination by Texas Instruments

     The merger agreement may be terminated, and the merger abandoned, by Texas Instruments at any time prior to the merger if:

     - Burr-Brown enters into a binding agreement for a Superior Proposal or Burr-Brown's board of directors withdraws or adversely modifies its approval or recommendation of the merger; or

     - there is a breach by Burr-Brown of any representation, warranty, covenant or agreement contained in the merger agreement that cannot be cured and would prevent certain conditions to the consummation of the merger from being satisfied before December 31, 2000.

  Effect of Termination

     If the merger agreement is terminated:

     - because a bona fide Acquisition Proposal has been made or any person has publicly announced an intention, whether or not conditional, to make a bona fide Acquisition Proposal in respect of Burr-Brown or any of its subsidiaries and the merger agreement is subsequently terminated (1) by either Texas Instruments or Burr-Brown because Burr-Brown's stockholders have not approved the merger or (2) by Texas Instruments because Burr-Brown materially breaches its covenant not to solicit, initiate or encourage the submission of any Acquisition Proposal or participate in any discussions or negotiations regarding, or furnish to any person any information in respect of, or take any other action to facilitate, any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal and, in the case of termination under clause (1) or (2), within nine months of the termination of the merger agreement any Acquisition Proposal by a third party is entered into, agreed to or consummated by Burr-Brown;

     - by Burr-Brown in the manner described in the first paragraph under "Termination by Burr-Brown" above;

     - by Texas Instruments because Burr-Brown enters into a binding agreement for a Superior Proposal; or

     - by Texas Instruments because Burr-Brown's board of directors withdraws or adversely modifies its approval or recommendation of the merger and within nine months of the termination of the merger agreement any Acquisition Proposal by a third party is entered into, agreed to or consummated by Burr-Brown;

then Burr-Brown has agreed to pay Texas Instruments a termination fee of $223,203,810 on the date of the termination, except in the case of the first and fourth bullets above, for which the termination fee will be payable on the earlier of the date an agreement is entered into in respect of an Acquisition Proposal or an Acquisition Proposal is consummated. However, notwithstanding the foregoing, Burr-Brown will not pay Texas Instruments a termination fee with respect to a termination described in the first and fourth bullets above under the following circumstances:

     - Burr-Brown or any of its subsidiaries acquires a third party pursuant to a merger, consolidation, recapitalization, share exchange or similar transaction in which Burr-Brown survives and the shareholders of that acquired third party receive shares of Burr-Brown common stock which, immediately following consummation of the acquisition, represent no more than 45% of the issued and outstanding shares of Burr-Brown common stock or securities convertible or exchangeable into, or exercisable for Burr-Brown common stock, whether upon the passage of time or otherwise; and

     - the acquired third party, or any of its affiliates, was not the subject of an Acquisition Proposal at any time after the date of the merger agreement and prior to the termination of the merger agreement.

INDEMNIFICATION OF BURR-BROWN'S DIRECTORS AND OFFICERS

     Burr-Brown and Texas Instruments have agreed to indemnify the present and former directors and officers of Burr-Brown and its subsidiaries against all losses, claims, damages, costs, expenses, liabilities or amounts that are paid in connection with any claim based on or arising out of or pertaining to the fact that such person is or was a director or officer of Burr-Brown or any of its subsidiaries, or based on or arising out of any of the transactions contemplated by the merger agreement, and to provide and maintain insurance coverage for such purposes for a period of six years commencing on the effective date of the merger.

AMENDMENT OF THE MERGER AGREEMENT

     The merger agreement may be amended at any time in writing signed by all parties to the merger agreement before or after the approval of the merger by the Burr-Brown stockholders but, after their approval, the merger agreement may not be amended without the approval of the Burr-Brown stockholders if their approval is required under any applicable law.

EXTENSION AND WAIVER

     At any time before the merger, each party to the merger agreement may extend the time for performance of any obligation or act of another party, waive any inaccuracies in the representations and warranties of another party or waive compliance by the other party with any of the agreements or conditions contained in the merger agreement.

                                VOTING AGREEMENT

     The following description of certain terms of the voting agreement is only a summary of the material provisions of the described agreement and does not purport to be complete. Stockholders should read carefully the voting agreement. The voting agreement is attached to this proxy statement/prospectus as Annex B.

     In order to induce Texas Instruments to enter into the merger agreement, certain Burr-Brown's officers and directors entered into a voting agreement with Texas Instruments on June 21, 2000. Those stockholders who signed the voting agreement have agreed to vote an aggregate of 16,787,528 shares of Burr-Brown common stock, representing approximately 29.6% of the total outstanding voting power as of the record date, in favor of approval and adoption of the merger.

     The voting agreement provides that, during the period commencing on the date of the voting agreement and continuing until the earlier of the effective time of the merger or the termination of the merger agreement in accordance with its terms, at any meeting of Burr-Brown stockholders, or at any adjournment of that meeting or pursuant to action by written consent, called to approve the merger, the stockholders party to the voting agreement will vote the shares held by such stockholder and subject to the voting agreement in favor of approval of the merger. In addition, each stockholder party to the voting agreement will not enter into any other voting agreement or grant a proxy or power of attorney with respect to Burr-Brown common stock held by such stockholder and subject to the voting agreement in a manner inconsistent with the stockholder's obligations under the voting agreement.

                             STOCK OPTION AGREEMENT

     The following description of certain terms of the option agreement is only a summary of the material provisions of the described agreement and does not purport to be complete. Stockholders should read carefully the stock option agreement. The stock option agreement is attached to this proxy statement/ prospectus as Annex C.

GENERAL

     In order to induce Texas Instruments to enter into the merger agreement, Burr-Brown and Texas Instruments entered into a stock option agreement pursuant to which Burr-Brown granted Texas Instruments an irrevocable option to purchase up to 11,236,702 shares of Burr-Brown common stock at a purchase price of $112.94 per share, subject to adjustment as set forth in the stock option agreement. The shares granted in the option represented 19.9% of the Burr-Brown common stock issued and outstanding at the time of the grant of the option. The option is intended to increase the likelihood that the merger will be completed in accordance with the terms of the merger agreement. Consequently, certain aspects of the option agreement may have the effect of discouraging persons who might now or at any time prior to the completion of the merger be interested in acquiring all or a significant interest in Burr-Brown or its assets.

EXERCISE OF THE OPTION; PROFIT LIMITATIONS

     The stock option agreement allows Texas Instruments to exercise the option with respect to any or all of the option shares at any time, or from time to time, when Texas Instruments is entitled to receive a termination fee under the merger agreement by sending prior written notice to Burr-Brown specifying the number of shares Texas Instruments wishes to purchase. The purchase price and number of shares exercisable under the option are subject to adjustment in the event of certain changes in the number of issued and outstanding shares. In lieu of exercising the option, Texas Instruments may elect to receive cash in an amount equal to the excess, if any, over the purchase price of the option of the higher of:

     - the highest price of Burr-Brown common stock paid or proposed to be paid under any other definitive acquisition agreement executed by Burr-Brown; and

     - the average closing price, for the five trading day period ending on the trading day immediately prior to the date Texas Instruments gives notice of such exercise, of Burr-Brown common stock as reported on the Nasdaq.

     The stock option agreement provides, however, that Texas Instruments' profit from:

     - the sale of Burr-Brown common stock received pursuant to exercises made under the stock option agreement;

     - the receipt of cash from cash exercises made under the stock option agreement; and

     - the receipt of cash from termination fees payable under the merger agreement may not exceed $255,090,070 in the aggregate.

TERMINATION OF THE OPTION

     The stock option agreement specifies that the agreement, and Texas Instruments' option, will terminate upon the earliest of:

     - the effective time of the merger;

     - 90 days after the occurrence of an event that unconditionally entitles Texas Instruments to receive the termination fee under the merger agreement; or

     - the termination of the merger agreement in accordance with its terms, so long as Texas Instruments has not received, or is no longer entitled to receive, a termination fee under the merger agreement, in which case the option will terminate on the later of 90 days following the time such termination fee becomes unconditionally payable or the expiration of the period in which a termination fee could become payable pursuant to the merger agreement.

     Texas Instruments is, however, still entitled to purchase the shares with respect to which it has exercised the option in accordance with the terms of the stock option agreement prior to termination of the option.

OTHER PROVISIONS

     The stock option agreement contains other provisions regarding transfer restrictions, notice requirements, registration rights and representations and warranties made by Texas Instruments and Burr-Brown.

                         BUSINESS OF TEXAS INSTRUMENTS

     Texas Instruments is a global semiconductor company and the world's leading designer and supplier of digital signal processors and analog integrated circuits, the engines driving the digitalization of electronics. These two types of semiconductor products work together in digital electronic devices such as digital cellular phones. Analog technology converts analog signals like sound, light, temperature and pressure into the digital language of zeros and ones, which can then be processed in real-time by a digital signal processor. Analog integrated circuits also translate digital signals back to analog. Digital signal processors and analog integrated circuits enable a wide range of new products and features for Texas Instruments' more than 30,000 customers in commercial, industrial and consumer markets.

     Texas Instruments is also a world leader in the design and manufacturing of other semiconductor products. Those products include standard logic, application-specific integrated circuits, reduced instruction-set computing microprocessors, microcontrollers and digital imaging devices.

     The semiconductor business comprised 84% of Texas Instruments' 1999 revenues. Texas Instruments' semiconductor products are used in a diverse range of electronic systems, including digital cell phones, computers, printers, hard disk drives, modems, networking equipment, digital cameras and video recorders, motor controls, autos and home appliances. Products are sold primarily to original-equipment manufacturers and through distributors. Texas Instruments' semiconductor patent portfolio has been established as an ongoing contributor to semiconductor revenues. Revenues generated from sales to Texas Instruments' top four semiconductor customers accounted for approximately 23% of total semiconductor revenues in 1999.

     In addition to semiconductors, Texas Instruments has two other principal segments. The largest, representing 11% of Texas Instruments' 1999 revenues, is Materials & Controls (M&C). This business sells electrical and electronic controls, electronic connectors, sensors, radio-frequency identification systems and clad metals into commercial and industrial markets. Typically the top supplier in targeted product areas, M&C faces strong multinational and regional competitors. The primary competitive factors in this business are product reliability, manufacturing costs and engineering expertise. The products of this business are sold directly to original-equipment manufacturers and through distributors. Revenues generated from sales to Texas Instruments' top four M&C customers accounted for approximately 16% of total M&C revenues in 1999.

     Educational & Productivity Solutions (E&PS) represents 5% of Texas Instruments' 1999 revenues and is a leading supplier of educational and graphing calculators. This business sells primarily through retailers and to schools through instructional dealers. Texas Instruments' principal competitors in this business are Japan- and U.S.-based companies. Technology expertise, price and infrastructure for education and market understanding are primary competitive factors in this business. Revenues generated from sales to Texas Instruments' top four E&PS customers accounted for approximately 35% of total E&PS revenues in 1999.

     Texas Instruments' restated certificate of incorporation and bylaws provide for the indemnification of directors and officers in the event they become parties to legal proceedings arising in connection with their positions with Texas Instruments. The Commission has expressed its position that the indemnification of directors, officers and controlling persons against liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

     All of the current directors and executive officers of Texas Instruments will be the directors and executive officers of Texas Instruments following the merger. For information regarding these directors and executive officers and executive compensation, see Texas Instruments' definitive annual meeting proxy statement referenced below under "Incorporation by Reference to Other Documents."

INCORPORATION BY REFERENCE TO OTHER DOCUMENTS

     As allowed by the rules of the Commission, this proxy statement/prospectus does not contain all of the information you can find in the registration statement or the exhibits to the registration statement. Specifically, the Commission allows Texas Instruments to "incorporate by reference" information into this proxy statement/prospectus, which means that Texas Instruments can disclose important information to you by referring you to another document filed separately by it with the Commission. The information incorporated in this proxy statement/prospectus by reference is deemed to be part of this proxy statement/ prospectus, except for any information superseded by information that we include in this proxy statement/ prospectus. This proxy statement/prospectus incorporates by reference the documents set forth below that have previously been filed with the Commission. These documents contain important information about Texas Instruments and its finances.

DOCUMENT FILED                                                 PERIOD OR DATE FILED
--------------                                                 --------------------
Annual Report on Form 10-K for Fiscal Year ended December
  31, 1999 (as amended on Form 10-K/A)......................  Filed on March 3, 2000
                                                              (March 23, 2000)
Quarterly Report on Form 10-Q for three months ended March    Filed on April 21,
  31, 2000..................................................  2000
Current Report on Form 8-K..................................  Filed on July 6, 2000
Annual Meeting Definitive Proxy Statement on Schedule 14A...  Filed on March 2, 2000

     Texas Instruments is also incorporating by reference any additional documents that it may file with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement/prospectus and the date of the special meeting of Burr-Brown stockholders.

WHERE YOU CAN FIND MORE INFORMATION ABOUT TEXAS INSTRUMENTS

     Texas Instruments (File No. 1-3761) files annual, quarterly and current reports, proxy statements and other information with the Commission. You may read and copy any reports, statements and other information filed by Texas Instruments at the Commission's public reference room, at 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at public reference rooms in New York, New York, and Chicago, Illinois. Please call (800) SEC-0330 for further information on the public reference rooms. Texas Instruments' filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the Commission at http://www.sec.gov.

     Texas Instruments has filed a registration statement on Form S-4 to register with the Commission the Texas Instruments common stock to be issued to stockholders of Burr-Brown in the merger. This proxy statement/prospectus is part of that registration statement and constitutes a prospectus of Texas Instruments in addition to being a proxy statement of Burr-Brown for its special meeting of stockholders.

     Texas Instruments has supplied all information contained or incorporated by reference in this proxy statement/prospectus relating to Texas Instruments or Burma Acquisition.

                             BUSINESS OF BURR-BROWN

     Burr-Brown is a global leader in the development, manufacturing and marketing of high performance analog and mixed signal integrated circuits that detect, measure and control real world properties, such as temperature, pressure, speed, flow, humidity, sound and light. Through its proprietary design expertise and specialized application knowledge, Burr-Brown delivers more than 1,400 innovative products to 25,000 customers worldwide. Burr-Brown's major customers are among the world's leading electronics manufacturers. Burr-Brown targets high growth segments of the communications, consumer, computing and industrial markets.

     Burr-Brown sells both standard linear integrated circuits (SLICs), which can be used as precision building blocks across many applications, as well as application specific standard products (ASSPs), which are targeted to the unique requirements of emerging, high volume applications. Since 1993, sales of ASSPs have grown from 5% of Burr-Brown's revenue to approximately 35% in 1999.

  Analog Integrated Circuits

     Analog signal processing integrated circuits are used to process and transmit analog data signals prior to conversion to digital signals and after conversion from digital signals. These components are used in communications equipment, automatic test equipment, analytical instruments, medical instruments and systems, industrial controls, personal computing and computer peripherals. Burr-Brown's analog circuits include operational, power, instrumentation, programmable gain and isolation amplifiers, current transmitters and other analog signal processing components.

     Operational Amplifiers. The operational amplifier is the fundamental building block in analog and digital systems design. Operational amplifiers are used to detect and amplify weak (low level) analog signals. Burr-Brown's high performance operational amplifiers are generally capable of amplifying typical analog signals in the micro-volt range up to 100,000 times. In addition, operational amplifiers can perform mathematical functions such as integration and differentiation. These high performance amplifiers are required to treat signals generated in numerous applications, including satellite and cable TV systems, audio and video systems, robotics, magnetic resonance and computer-aided tomography (CAT) body scanning systems.

     Amplifier Based Products. Burr-Brown manufactures a number of other amplifier based products, including instrumentation amplifiers, programmable gain amplifiers and isolation amplifiers. Among other uses, these components permit the measurement of weak signals in the presence of unwanted "noise" and protection of sensitive instruments from the effects of transient, high-magnitude and potentially damaging voltages caused by sources such as lightning or the switching of high voltage equipment. These amplifiers are used in many diverse applications, including temperature measurement in industrial processes, protection of sensitive medical instruments and isolation of electrical power line disturbances and faults.

     Other Analog Signal Processing Components. Burr-Brown manufactures a variety of other analog signal processing components, including mathematical function circuits, current transmitters and voltage-to-frequency converters.

     Isolation Products. Burr-Brown's isolation products include isolation amplifiers, isolated digital couplers and DC-to-DC voltage converters. These products are used in the industrial process control, communication and medical instrumentation markets, among others, to perform a variety of analog circuit functions while protecting people and equipment from potentially damaging voltages.

  Mixed Signal Products

     Burr-Brown's mixed signal products are integrated circuit devices that contain both analog and digital circuits on a single integrated circuit. In most cases, these devices convert analog signals to digital form or convert digital signals to analog form. This conversion is necessary in virtually all applications in which digital computers or processors measure and control the analog signals from a physical, "real world" process.

     Precision Data Conversion Products. The majority of Burr-Brown's mixed signal components revenue is derived from moderate speed, high resolution and high accuracy converters. These general purpose converters are used primarily in process control instrumentation, electronic test instrumentation, automatic test systems, and communications systems.

     High Speed Data Conversion Products. High speed converters are used in a variety of applications such as wireless communications systems, image processing, digital oscilloscopes, ultrasound, radar and sonar, as well as the front end of other advanced systems using digital signal processing (DSP) technology.

     Digital Audio and Video Products. Burr-Brown also offers high precision, single chip, digital-to-analog (D/A) converters, analog-to-digital (A/D) converters, codecs and video signal processing devices for the digital audio and video market. Burr-Brown's pulse-code-modulated (PCM) product line plays an essential role in digital audio systems, such as compact disc (CD) players, that use laser technology to achieve high performance audio reproduction. Burr-Brown's presence in the CD market facilitated its early entry into the DVD and multimedia markets. Burr-Brown's PCM converters have now been designed into musical instruments, computer games, automobile sound systems, CD-ROMs for multimedia applications, set top box tuners for cable and satellite TV, DVD players and PC add-in cards. Burr-Brown's high speed A/D converters are used in charge coupled device (CCD) imaging applications such as camcorders, digital cameras and scanners to convert the CCD analog signal to digital for processing in the system DSP. In addition, Burr-Brown makes complete "front-end" video ASSPs, combining A/D converters with other circuitry to handle all the signal processing between the CCD sensor and the system's digital processor.

     Burr-Brown is headquartered in Tucson, Arizona and has manufacturing or technical facilities in Tucson, Atsugi, Japan and Livingston, Scotland. In 1994, Burr-Brown established business units in these locations to bring greater focus to their respective served markets and accelerate new product development. At July 19, 2000, Burr-Brown employed 1,552 people worldwide.

INCORPORATION BY REFERENCE TO OTHER DOCUMENTS

     As allowed by the rules of the Commission, this proxy statement/prospectus does not contain all of the information you can find in the registration statement or the exhibits to the registration statement. Specifically, the Commission allows Burr-Brown to "incorporate by reference" information into this proxy statement/prospectus, which means that Burr-Brown can disclose important information to you by referring you to another document filed separately by it with the Commission. The information incorporated in this proxy statement/prospectus by reference is deemed to be part of this proxy statement/ prospectus, except for any information superseded by information that we include in this proxy statement/ prospectus. This proxy statement/prospectus incorporates by reference the documents set forth below that have previously been filed with the Commission. These documents contain important information about Burr-Brown and its finances.

DOCUMENT FILED                                                  PERIOD OR DATE FILED
--------------                                                  --------------------
Annual Report on Form 10-K for Fiscal Year ended
  December 31, 1999........................................  Filed on February 9, 2000
Quarterly Report on Form 10-Q for three months ended
  April 1, 2000............................................  Filed on May 16, 2000
Current Reports on Form 8-K................................  Filed on February 25, 2000
                                                             and June 22, 2000
Annual Meeting Definitive Proxy Statement on Schedule
  14A......................................................  Filed on March 18, 2000

     Burr-Brown is also incorporating by reference any additional documents that Burr-Brown may file with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement/prospectus and the date of the special meeting of Burr-Brown stockholders.

WHERE YOU CAN FIND MORE INFORMATION ABOUT BURR-BROWN

     Burr-Brown (File No. 0-11438) files annual, quarterly and current reports, proxy statements and other information with the Commission. You may read and copy any reports, statements and other information filed by Burr-Brown at the Commission's public reference room, at 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at public reference rooms in New York, New York, and Chicago, Illinois. Please call (800) SEC-0330 for further information on the public reference rooms. Burr-Brown's filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the Commission at http://www.sec.gov.

     Burr-Brown has supplied all information contained or incorporated by reference in this proxy statement/prospectus relating to Burr-Brown.

               DESCRIPTION OF CAPITAL STOCK OF TEXAS INSTRUMENTS

GENERAL

     The authorized capital stock of Texas Instruments consists of 2,400,000,000 shares of common stock, $1.00 par value per share, and 10,000,000 shares of preferred stock, $25.00 par value. As of July 19, 2000, there were 1,642,569,454 issued shares of common stock, of which 930,359 were treasury shares and 1,641,639,095 were outstanding, and Texas Instruments had no preferred stock issued or outstanding. The following summary of the terms of Texas Instruments' capital stock does not purport to be complete and is qualified in its entirety by reference to the applicable provisions of Delaware law and Texas Instruments' restated certificate of incorporation, as amended.

THE COMMON STOCK

     The holders of shares of Texas Instruments common stock, subject to the preferential rights of the holders of any shares of preferred stock of Texas Instruments, are entitled to dividends when and as declared by the Texas Instruments board of directors. The holders of the Texas Instruments common stock have one vote per share on all matters submitted to a vote of the stockholders, and the right to share pro rata in the net assets of Texas Instruments in liquidation after payment of any amounts due to creditors and in respect of any preferred stock of Texas Instruments. Holders of shares of Texas Instruments common stock are not entitled as a matter of right to any preemptive or subscription rights and are not entitled to cumulative voting for directors. All outstanding shares of Texas Instruments common stock are, and the shares of Texas Instruments common stock issued upon any conversion or exchange of any debt securities or preferred stock providing for such conversion or exchange will be, fully paid and nonassessable.

     The bylaws of Texas Instruments provide that the annual meeting of stockholders shall be held on the third Thursday in April each year or on such other date as may be fixed by the Texas Instruments board of directors and as stated in a written notice, which must be mailed or delivered to each stockholder at least 10 days prior to any stockholder meeting.

     Texas Instruments is authorized to issue additional shares of common stock without further stockholder approval, except as may be required by applicable law or stock exchange regulations.

     The transfer agent and registrar for Texas Instruments' common stock is Computershare Investor Services, LLC, 2 North LaSalle Street, 3rd Floor, Chicago, Illinois 60602.

THE PREFERRED STOCK

     Under its restated certificate of incorporation, Texas Instruments is authorized to issue up to 10,000,000 shares of preferred stock, in one or more series, with such designations and such relative voting, dividend, liquidation, conversion and other rights, preferences and limitations as are stated in the restated certificate of incorporation, or any certificate of designation establishing such series adopted by the Texas Instruments board of directors. The 10,000,000 authorized but unissued shares of preferred stock may be issued pursuant to resolution of the Texas Instruments board of directors without the vote of the holders of any capital stock of Texas Instruments.

THE RIGHTS PLAN

     On June 18, 1998, the Texas Instruments board of directors declared a dividend of one preferred stock purchase right for each outstanding share of Texas Instruments common stock. The dividend was paid on June 30, 1998 to holders of record of Texas Instruments common stock as of the close of business on that date. As a result of two-for-one stock splits effective in August 1999 and in May 2000, each share of Texas Instruments common stock is now associated with one-quarter of a right. The terms and conditions of the purchase rights are set forth in a Rights Agreement dated as of June 19, 1998 between Texas Instruments and Harris Trust and Savings Bank, as rights agent, as amended. The rights will expire on June 18, 2008, unless earlier exchanged or redeemed.

     Prior to the distribution date, as defined below, the rights will be evidenced by the certificates for and will be transferred with the Texas Instruments common stock, and the registered holders of the Texas Instruments common stock will be deemed to be the registered holders of the rights. After the distribution date, the rights agent will mail separate certificates evidencing the rights to each record holder of the common stock as of the close of business on the distribution date, and thereafter the rights will be transferable separately from the common stock. The "distribution date" generally means the earlier of:

     - the close of business on the 10th day after the date of the first public announcement that a person, other than Texas Instruments or any of its subsidiaries or any employee benefit plan of Texas Instruments or any such subsidiary, has acquired beneficial ownership of 20% or more of the outstanding shares of common stock, referred to in this section as the "acquiring person;" and

     - the close of business on the 10th business day, or such later day as may be designated by the Texas Instruments board of directors before any person has become an acquiring person, after the date of the commencement of a tender or exchange offer by any person which would, if consummated, result in such person becoming an acquiring person.

     Prior to the distribution date, the rights are not exercisable. After the distribution date, each right will be exercisable to purchase, for $200, referred to herein as the "purchase price," one one-thousandth of a share of Series B Participating Cumulative Preferred Stock.

     At any time after any person has become an acquiring person, but before the occurrence of any of the events described in the second succeeding sentence, each right, other than rights beneficially owned by the acquiring person and certain affiliated persons, will entitle the holder to purchase, for the purchase price, a number of shares of Texas Instruments common stock having a market value of twice the purchase price. At any time after any person has become an acquiring person, but before any person becomes the beneficial owner of 50% or more of the outstanding shares of Texas Instruments common stock or the occurrence of any of the events described in the next sentence, the Texas Instruments board of directors may exchange all or part of the purchase rights, other than rights beneficially owned by an acquiring person and certain affiliated persons, for shares of Texas Instruments common stock at an exchange ratio of one share of Texas Instruments common stock per right. If, after any person has become an acquiring person;

     - Texas Instruments is involved in a merger or other business combination in which Texas Instruments is not the surviving corporation or its common stock is exchanged for other securities or assets; or

     - Texas Instruments and/or one or more of its subsidiaries sell or otherwise transfer assets or earning power aggregating more than 50% of the assets or earning power of Texas Instruments and its subsidiaries, taken as a whole;

then each right, other than rights beneficially owned by an acquiring person and certain affiliated persons, will entitle the holder to purchase, for the purchase price, a number of shares of common stock of the other party to such business combination or sale, or in certain circumstances, an affiliate, having a market value of twice the purchase price.

     The Texas Instruments board of directors may redeem all of the rights at a price of $.01 per right at any time before any person has become an acquiring person. For so long as the rights are redeemable, the Rights Agreement may be amended in any respect. At any time when the rights are no longer redeemable, the Rights Agreement may be amended in any respect that does not adversely affect purchase rights holders, other than any acquiring person and certain affiliated persons, cause the Rights Agreement to become amendable other than as described in this sentence or cause the rights again to become redeemable.

     Rights holders have no rights as holders of Texas Instruments common stock, including the right to vote and to receive dividends.

     The Rights Agreement includes antidilution provisions designed to prevent efforts to diminish the effectiveness of the rights.

     Each outstanding share of Texas Instruments common stock on June 30, 1998 received one right. Shares of common stock issued after June 30, 1998 and prior to the distribution date have been and will be issued with a right attached so that all shares of Texas Instruments common stock outstanding prior to the distribution date will have rights attached. As a result of the two-for-one stock splits effective in August 1999 and in May 2000, each share of Texas Instruments common stock is now associated with one-quarter of a right.

     The rights may have antitakeover effects. The rights may cause substantial dilution to a person that attempts to acquire Texas Instruments without a condition to such an offer that a substantial number of the rights be acquired or that the rights be redeemed or declared invalid. The rights should not interfere with any merger or other business combination approved by the Texas Instruments board of directors since the rights may be redeemed by Texas Instruments as described above.

     This description of the Rights Agreement is qualified in its entirety by reference to the full text of the Rights Agreement and Amendment No. 1 to the Rights Agreement, which are included as exhibits to documents filed with the Commission and incorporated by reference.

                                 LEGAL MATTERS

     The validity of the shares of Texas Instruments common stock to be issued in the merger and certain United States federal income tax consequences of the merger will be passed upon by Weil, Gotshal & Manges LLP, Dallas, Texas and New York, New York.

     Certain United States federal income tax consequences of the merger will be passed upon by Snell & Wilmer L.L.P., Phoenix, Arizona.

                              INDEPENDENT AUDITORS

     The consolidated financial statements of Texas Instruments for the year ended December 31, 1999, appearing in its proxy statement for the 2000 annual meeting of stockholders and incorporated by reference in its annual report on Form 10-K for the year ended December 31, 1999, and the related financial statement schedule, as amended, included in Form 10-K/A, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon incorporated by reference and included therein and incorporated by reference in this proxy statement/prospectus. The consolidated financial statements (and related financial statement schedule) of Burr-Brown appearing in its annual report on Form 10-K for the year ended December 31, 1999 have also been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon included therein and incorporated by reference in this proxy statement/ prospectus. These financial statements are incorporated by reference in this proxy statement/prospectus in reliance upon the reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing.

                                                                         ANNEX A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                           DATED AS OF JUNE 21, 2000

                                     AMONG

                             BURR-BROWN CORPORATION

                         TEXAS INSTRUMENTS INCORPORATED

                                      AND

                            BURMA ACQUISITION CORP.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
                                   ARTICLE I
                                   THE MERGER
Section 1.1    The Merger..................................................   A-2
Section 1.2    Effective Time..............................................   A-2
Section 1.3    Closing of the Merger.......................................   A-2
Section 1.4    Effects of the Merger.......................................   A-2
Section 1.5    Certificate of Incorporation and Bylaws.....................   A-2
Section 1.6    Directors...................................................   A-2
Section 1.7    Officers....................................................   A-2

                                   ARTICLE II
                            CONVERSION OF SECURITIES

Section 2.1    Conversion of Shares........................................   A-3
Section 2.2    Stock Options and 4 1/4% Notes..............................   A-3
Section 2.3    Exchange Fund...............................................   A-4
Section 2.4    Exchange Procedures.........................................   A-4
Section 2.5    Distributions with Respect to Unsurrendered Certificates....   A-5
Section 2.6    No Further Ownership Rights in Company Common Stock.........   A-5
Section 2.7    No Fractional Shares of Parent Common Stock.................   A-5
Section 2.8    Termination of Exchange Fund................................   A-5
Section 2.9    No Liability................................................   A-6
Section 2.10   Investment of the Exchange Fund.............................   A-6
Section 2.11   Lost Certificates...........................................   A-6
Section 2.12   Withholding Rights..........................................   A-6
Section 2.13   Stock Transfer Books........................................   A-6

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.1    Organization and Qualification; Subsidiaries................   A-6
Section 3.2    Capitalization of the Company and Its Subsidiaries..........   A-7
Section 3.3    Authority Relative to This Agreement........................   A-8
Section 3.4    SEC Reports; Financial Statements...........................   A-8
Section 3.5    No Undisclosed Liabilities..................................   A-9
Section 3.6    Absence of Changes..........................................   A-9
Section 3.7    Information Supplied........................................   A-10
Section 3.8    Consents and Approvals......................................   A-11
Section 3.9    No Default..................................................   A-11
Section 3.10   Real Property...............................................   A-11
Section 3.11   Litigation..................................................   A-13
Section 3.12   Compliance with Applicable Law; Permits.....................   A-13
Section 3.13   Employee Plans..............................................   A-13
Section 3.14   Labor Matters...............................................   A-15
Section 3.15   Environmental Matters.......................................   A-16
Section 3.16   Tax Matters.................................................   A-18
Section 3.17   Absence of Questionable Payments............................   A-20
Section 3.18   Material Contracts..........................................   A-20
Section 3.19   Subsidies...................................................   A-20
Section 3.20   Intellectual Property.......................................   A-21
Section 3.21   Opinion of Financial Advisor................................   A-22
Section 3.22   Brokers.....................................................   A-22

                                                                              PAGE
                                                                              ----
Section 3.23   Accounting Matters..........................................   A-22
Section 3.24   Recalls.....................................................   A-22
Section 3.25   DGCL sec. 203...............................................   A-23
Section 3.26   Amendment to the Company Rights Agreement...................   A-23

                                    ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Section 4.1    Organization................................................   A-23
Section 4.2    Authority Relative to This Agreement........................   A-23
Section 4.3    SEC Reports; Financial Statements...........................   A-24
Section 4.4    Undisclosed Liabilities.....................................   A-24
Section 4.5    Capitalization of Parent....................................   A-24
Section 4.6    Information Supplied........................................   A-25
Section 4.7    Consents and Approvals; No Violations.......................   A-25
Section 4.8    Litigation..................................................   A-25
Section 4.9    Compliance with Applicable Law..............................   A-25
Section 4.10   No Prior Activities.........................................   A-26
Section 4.11   Brokers.....................................................   A-26
Section 4.12   Accounting Matters..........................................   A-26

                                    ARTICLE V
                     COVENANTS RELATED TO CONDUCT OF BUSINESS

Section 5.1    Conduct of Business of the Company..........................   A-26
Section 5.2    Conduct of Business of Parent...............................   A-28
Section 5.3    Access to Information.......................................   A-28

                                    ARTICLE VI
                              ADDITIONAL AGREEMENTS

Section 6.1    Preparation of S-4 and the Proxy Statement..................   A-29
Section 6.2    Letter of Accountants.......................................   A-29
Section 6.3    Meeting.....................................................   A-30
Section 6.4    Reasonable Best Efforts.....................................   A-30
Section 6.5    Acquisition Proposals.......................................   A-31
Section 6.6    Public Announcements........................................   A-32
Section 6.7    Indemnification.............................................   A-33
Section 6.8    Notification of Certain Matters.............................   A-34
               Tax-Free Reorganization Treatment; Pooling of Interest
Section 6.9    Accounting..................................................   A-34
Section 6.10   Employee Matters............................................   A-34
Section 6.11   Company Affiliate Agreements................................   A-35
Section 6.12   SEC and Other Filings.......................................   A-35
Section 6.13   Fees and Expenses...........................................   A-35
Section 6.14   Obligations of Merger Sub...................................   A-35
Section 6.15   Listing of Stock............................................   A-35
Section 6.16   Antitakeover Statutes.......................................   A-35

                                   ARTICLE VII
                     CONDITIONS TO CONSUMMATION OF THE MERGER

               Conditions to Each Party's Obligations to Effect the
Section 7.1    Merger......................................................   A-36
Section 7.2    Conditions to the Obligations of Parent and Merger Sub......   A-36
Section 7.3    Conditions to the Obligations of the Company................   A-37

                                                                              PAGE
                                                                              ----
                                   ARTICLE VIII
                          TERMINATION; AMENDMENT; WAIVER

Section 8.1    Termination by Mutual Agreement.............................   A-38
Section 8.2    Termination by Either Parent or the Company.................   A-38
Section 8.3    Termination by the Company..................................   A-38
Section 8.4    Termination by Parent.......................................   A-39
Section 8.5    Effect of Termination and Abandonment.......................   A-39
Section 8.6    Amendment...................................................   A-40
Section 8.7    Extension; Waiver...........................................   A-40

                                    ARTICLE IX
                                  MISCELLANEOUS

Section 9.1    Entire Agreement; Assignment................................   A-40
Section 9.2    Nonsurvival of Representations and Warranties...............   A-40
Section 9.3    Notices.....................................................   A-41
Section 9.4    Governing Law...............................................   A-41
Section 9.5    Descriptive Headings........................................   A-42
Section 9.6    Parties in Interest.........................................   A-42
Section 9.7    Severability................................................   A-42
Section 9.8    Specific Performance........................................   A-42
Section 9.9    Counterparts................................................   A-42
Section 9.10   Interpretation..............................................   A-42
Section 9.11   Definitions.................................................   A-43

EXHIBITS

Voting Agreement                   A
Company Affiliate Agreement        B
Option Agreement                   C
Company Certificate                D
Parent Certificate                 E

                           GLOSSARY OF DEFINED TERMS

                                                               DEFINED IN
DEFINED TERMS                                                    SECTION
-------------                                                  ----------
4 1/4% Notes................................................        3.2(a)
Acquisition Proposal........................................        6.5(a)
Antitrust Law...............................................        6.4(a)
Assumed Stock Option........................................        2.2(a)
beneficial ownership........................................       9.11(a)
beneficially own............................................       9.11(a)
Benefit Plans...............................................    3.13(a)(i)
Benefits Integration Date...................................          6.10
business day................................................       9.11(b)
CERCLA......................................................    3.15(a)(i)
Certificate of Merger.......................................           1.2
Certificates................................................           2.4
Closing.....................................................           1.3
Closing Date................................................           1.3
Code........................................................      Recitals
Company.....................................................      Preamble
Company Affiliate Agreements................................      Recitals
Company Balance Sheet.......................................           3.4
Company Balance Sheet Date..................................           3.4
Company Board...............................................        3.3(b)
Company Common Stock........................................        2.1(b)
Company Disclosure Schedule.................................   Article III
Company Employees...........................................          6.10
Company Option Plans........................................           2.2
Company Permits.............................................          3.12
Company Requisite Vote......................................        3.3(b)
Company Rights Agreement....................................          3.26
Company SEC Reports.........................................           3.4
Company Securities..........................................        3.2(a)
Company Stock Option........................................           2.2
Company Stockholder Meeting.................................           6.3
Confidentiality Agreement...................................        5.3(c)
DGCL........................................................           1.1
DOJ.........................................................        6.4(b)
Effective Time..............................................           1.2
Employee Arrangements.......................................   3.13(a)(ii)
Environmental Law...........................................    3.15(a)(i)
ERISA.......................................................    3.13(a)(i)
Exchange Act................................................           3.4
Exchange Agent..............................................           2.3
Exchange Fund...............................................           2.3
Exchange Ratio..............................................        2.1(b)
Exempt Acquired Person......................................        8.5(b)
Expenses....................................................          6.13
FI Plan.....................................................       6.10(a)
Financial Advisor...........................................          3.21
FTC.........................................................        6.4(b)
GAAP........................................................           3.4
Governmental Entity.........................................           3.8

                                                               DEFINED IN
DEFINED TERMS                                                    SECTION
-------------                                                  ----------
Hazardous Material..........................................   3.15(a)(ii)
HSR Act.....................................................           3.8
Indemnified Party(ies)......................................        6.7(a)
Intellectual Property.......................................       3.20(a)
IRS.........................................................       3.13(b)
know........................................................       9.11(c)
knowledge...................................................       9.11(c)
Law.........................................................           3.9
Leased Facilities...........................................       3.10(a)
Lien........................................................        3.2(b)
Material Adverse Effect.....................................       9.11(d)
Material Contracts..........................................       3.18(a)
Merger......................................................           1.1
Merger Consideration........................................        2.1(b)
Merger Sub..................................................      Preamble
NYSE........................................................        2.7(b)
Option Agreement............................................      Recitals
Owned Facilities............................................       3.10(a)
Parent......................................................      Preamble
Parent Balance Sheet........................................           4.3
Parent Balance Sheet Date...................................           4.3
Parent Board................................................        4.2(b)
Parent Common Stock.........................................      Recitals
Parent Disclosure Schedule..................................    Article IV
Parent Plan.................................................          6.10
Parent Rights Agreement.....................................      Recitals
Parent SEC Reports..........................................           4.3
Parent Shares...............................................           4.5
person......................................................       9.11(e)
Product.....................................................          3.24
Proxy Statement.............................................           3.7
Real Property Lease.........................................       3.10(c)
Release.....................................................   3.15(a)(iii)
Remedial Action.............................................   3.15(a)(iv)
Retirement Plan.............................................       6.10(a)
Rights......................................................    3.26(a)(i)
S-4.........................................................           3.7
SAR.........................................................        2.2(d)
SEC.........................................................        2.2(d)
Secretary...................................................           1.2
Securities Act..............................................           3.4
Share(s)....................................................        2.1(b)
subsidiary..................................................       9.11(f)
Superior Proposal...........................................        6.5(a)
Surviving Corporation.......................................           1.1
Tax(es).....................................................          3.16
Tax Return(s)...............................................          3.16
Termination Date............................................        8.2(a)
Voting Agreement............................................      Recitals
WARN........................................................       3.14(d)

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER, dated as of June 21, 2000, is among Burr-Brown Corporation, a Delaware corporation (the "COMPANY"), Texas Instruments Incorporated, a Delaware corporation ("PARENT"), and Burma Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent ("MERGER SUB"). Certain capitalized and non-capitalized terms used herein are defined in Section 9.11.

                                    RECITALS

     WHEREAS, the boards of directors of the Company, Parent and Merger Sub each have, in light of and subject to the terms and conditions set forth herein, approved this Agreement and the transactions contemplated hereby, including the Merger, and the boards of directors of the Company and Merger Sub have declared the Merger advisable and fair to, and in the best interests of, their respective stockholders;

     WHEREAS, pursuant to the Merger, among other things, and subject to the terms and conditions of this Agreement, all of the issued and outstanding shares of stock of the Company shall be converted into shares of common stock, par value $1.00 per share, of Parent (together with any associated rights to acquire shares of Cumulative Preferred Stock of Parent pursuant to the Rights Agreement dated as of June 18, 1998, as amended (the "PARENT RIGHTS AGREEMENT"), between Parent and Harris Trust and Savings Bank, as Rights Agent) (collectively, "PARENT COMMON STOCK");

     WHEREAS, as an inducement to Parent and Merger Sub to enter into this Agreement, certain stockholders of the Company have concurrently herewith entered into (i) a voting agreement in the form attached hereto as EXHIBIT A("VOTING AGREEMENT") pursuant to which, among other things, such stockholders have agreed to vote the shares of Company Common Stock (as hereinafter defined) owned by them in favor of the Merger, subject to the terms of the Voting Agreement, and (ii) Company Affiliate Agreements in the form attached hereto as EXHIBIT B ("COMPANY AFFILIATE AGREEMENTS") pursuant to which, among other things, such stockholders have agreed to refrain from selling shares of Company Common Stock or Parent Common Stock during a specified period prior to and following consummation of the Merger;

     WHEREAS, as an inducement to Parent and Merger Sub to enter into this Agreement, the Company has entered into a stock option agreement in the form attached hereto as EXHIBIT C ("OPTION AGREEMENT") pursuant to which the Company has granted to Parent an option to purchase from the Company, upon the terms and conditions described in the Option Agreement, Shares (as hereinafter defined);

     WHEREAS, for U.S. federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and that this Agreement shall be, and is hereby, adopted as a plan of reorganization for purposes of Section 368(a) of the Code;

     WHEREAS, for accounting purposes, it is intended that the Merger shall be accounted for as a "pooling of interests"; and

     WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Company, Parent and Merger Sub hereby agree as follows:

                                   ARTICLE I
                                   THE MERGER

     Section 1.1 The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), Merger Sub shall be merged with and into the Company (the "MERGER"). Following the Merger, the Company shall continue as the surviving corporation (the "SURVIVING CORPORATION") and the separate corporate existence of Merger Sub shall cease.

     Section 1.2 Effective Time. Subject to the provisions of this Agreement, Parent, Merger Sub and the Company shall cause the Merger to be consummated by filing a Certificate of Merger (the "CERTIFICATE OF MERGER") with the Secretary of State of the State of Delaware (the "SECRETARY") in such form as required by, and executed in accordance with, the relevant provisions of the DGCL, as soon as practicable on or after the Closing Date (as hereinafter defined). The Merger shall become effective upon the filing of such Certificate of Merger with the Secretary or at such later time as agreed in writing by Parent and the Company and specified in the Certificate of Merger (the "EFFECTIVE TIME").

     Section 1.3 Closing of the Merger. The closing of the Merger (the "CLOSING") will take place at a time and on a date to be specified by the parties (the "CLOSING DATE"), which shall be no later than the second business day after satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), at the offices of Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas 75201, or at such other time, date or place as agreed to in writing by the parties hereto.

     Section 1.4 Effects of the Merger. The Merger shall have the effects set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     Section 1.5 Certificate of Incorporation and Bylaws. Effective immediately following the Merger, the certificate of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with applicable Law (as hereinafter defined); provided, however, that at the Effective Time, Article I of the certificate of incorporation of the Surviving Corporation shall be amended to read: "The name of the corporation is Burr-Brown Corporation." Effective immediately following the Merger, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until amended in accordance with applicable Law.

     Section 1.6 Directors. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office from the Effective Time in accordance with the charter and bylaws of the Surviving Corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

     Section 1.7 Officers. The officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office from the Effective Time in accordance with the charter and bylaws of the Surviving Corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

                                   ARTICLE II
                            CONVERSION OF SECURITIES

     Section 2.1  Conversion of Shares.

     (a) At the Effective Time, each issued and outstanding share of the common stock, par value $.01 per share, of Merger Sub shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub or the Company, be converted into one fully paid and non-assessable share of common stock of the Surviving Corporation.

     (b) At the Effective Time, each share of common stock, par value $.01 per share, of the Company, including the associated Rights (as hereinafter defined) ("COMPANY COMMON STOCK"), issued and outstanding immediately prior to the Effective Time (individually, a "SHARE" and collectively, the "SHARES") (other than (i) Shares held by the Company and (ii) Shares held by Parent or Merger
Sub) shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or any holder thereof, be converted into the right to receive 1.3 shares of Parent Common Stock (referred to herein as the "EXCHANGE RATIO," and all such shares of Parent Common Stock issued pursuant to this Section 2.1(b), together with any cash in lieu of fractional shares of Parent Common Stock to be paid pursuant to Section 2.7, being referred to herein as the "MERGER CONSIDERATION").

     (c) At the Effective Time each Share of Company Common Stock held by the Company, Parent or Merger Sub shall be cancelled and extinguished without any consideration therefor.

     (d) The Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company Common Stock) reorganization, recapitalization, reclassification or other like change with respect to Parent Common Stock or Company Common Stock occurring on or after the date hereof and prior to the Effective Time.

     Section 2.2  Stock Options and 4 1/4% Notes.

     (a) As soon as practicable following the date of this Agreement, Parent and the Company (or, if appropriate, any committee of the Board of Directors of the Company administering the Company's stock option plans or arrangements (collectively, the "COMPANY OPTION PLANS")) shall take such action, and the Company shall obtain all such agreements and consents, if any, as may be required to effect the following provisions of this Section 2.2. The outstanding purchase rights under the Company's Employee Stock Purchase Plan shall be exercised and shares of the Company Common Stock acquired thereby shall be issued prior to the Closing Date. As of the Effective Time each outstanding option to purchase shares of Company Common Stock pursuant to the Company Option Plans (a "COMPANY STOCK OPTION") shall, at Parent's election with respect to each such option, either (i) be assumed by Parent and converted into an option to purchase shares of Parent Common Stock or (ii) be replaced by a new substitute option to purchase shares of Parent Common Stock granted under the terms of Parent's stock option plan (in each case, an "ASSUMED STOCK OPTION") as follows:

     (b) In the case of any Company Stock Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code, (x) the number of shares of Parent Common Stock subject to the Assumed Stock Option shall be the product (truncated to the nearest whole share) of the number of shares of Common Stock subject to the Company Stock Option multiplied by the Exchange Ratio, and (y) the exercise price per share of Parent Common Stock under the Assumed Stock Option shall be the quotient (rounded up to the nearest $.01) of the exercise price per share of Company Common Stock under the Company Stock Option immediately prior to the Effective Time divided by the Exchange Ratio.

     (c) In the case of any other Company Stock Option, (x) the number of shares of Parent Common Stock subject to the Assumed Stock Option shall be the product (rounded up to the nearest whole share) of the number of shares of Company Common Stock subject to the Company Stock Option multiplied by the Exchange Ratio, and (y) the exercise price per share under the Assumed Stock Option shall be the quotient (truncated to the nearest $.01) of the exercise price per share of Company Common Stock under the Company Stock Option immediately prior to the Effective Time divided by the Exchange Ratio.

     (d) Each Assumed Stock Option shall be subject to the same expiration date and vesting provisions as were applicable to the relevant Company Stock Option immediately prior to the Effective Time. Within 2 business days of the Effective Time, Parent shall prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-8 or other appropriate form with respect to shares of Parent Common Stock subject to the Assumed Stock Options and to maintain the effectiveness of such registration statement or registration statements covering such Assumed Stock Options (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such Assumed Stock Options remain outstanding. Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for delivery upon exercise of the options described above.

     (e) In accordance with the terms of the indenture and registration rights agreement relating to the Company's 4 1/4% Notes (as hereinafter defined), (i) Parent and the Surviving Corporation shall execute and deliver a supplemental indenture and such other documents as may be required by the related indenture,
(ii) Parent or the Surviving Corporation, as the case may be, shall prepare and file with the SEC a registration statement, or amendment or supplement thereto, on Form S-3 or other appropriate form to register the resale of the 4 1/4% Notes and Parent Common Stock that will become issuable upon conversion thereof, and maintain the effectiveness thereof, in accordance with the terms of the registration rights agreement relating to the 4 1/4% Notes, and (iii) Parent shall take all corporate action necessary to reserve for issuance pursuant to such indenture and 4 1/4% Notes a sufficient number of shares of Parent Common Stock for delivery upon conversion.

     Section 2.3 Exchange Fund. Prior to the Effective Time, Parent shall appoint a commercial bank or trust company reasonably acceptable to the Company to act as exchange agent hereunder for the purpose of exchanging Shares for the Merger Consideration (the "EXCHANGE AGENT"). At or prior to the Effective Time, Parent shall deposit with the Exchange Agent, in trust for the benefit of holders of Shares, certificates representing the Parent Common Stock issuable pursuant to Section 2.1 in exchange for outstanding Shares. Parent agrees to make available to the Exchange Agent from time to time as needed, sufficient cash amounts payable in lieu of fractional shares of Parent Common Stock pursuant to Section 2.7 and any dividends and other distributions payable pursuant to Section 2.5. Any cash and certificates of Parent Common Stock, together with any dividends or distributions with respect thereto, deposited with the Exchange Agent shall hereinafter be referred to as the "EXCHANGE FUND."

     Section 2.4 Exchange Procedures. Promptly after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the "CERTIFICATES") whose shares were converted pursuant to Section 2.1(b) into Parent Common Stock (i) a letter of transmittal which shall specify that delivery shall be effective, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and which letter shall be in customary form and have such other provisions as Parent and the Company may reasonably specify; and (ii) instructions for effecting the surrender of such Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (A) a certificate or certificates representing that number of shares of Parent Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 2.1 and (B) a check in the amount equal to the cash that such holder has the right to receive pursuant to the provisions of this Article II, including cash in lieu of any dividends and other distributions made in accordance with Section 2.5 and cash in lieu of fractional shares pursuant to Section 2.7, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or will accrue on any cash payable pursuant to Section 2.5 or Section 2.7. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, certificates evidencing, in the aggregate, the proper number of shares of Parent Common Stock, a check in the proper amount of cash in lieu of any fractional shares of Parent Common Stock pursuant to Section 2.7 and any dividends or other distributions to which such holder is entitled pursuant to Section 2.5, may be issued with respect to such Shares to such a transferee if the Certificate representing such Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid.

     Section 2.5 Distributions with Respect to Unsurrendered Certificates. No dividends or other distributions declared or made with respect to shares of Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock that such holder would be entitled to receive upon surrender of such Certificate, and no cash payment in lieu of fractional shares of Parent Common Stock shall be paid to any such holder pursuant to Section 2.7 until such holder shall surrender such Certificate in accordance with Section 2.4. Subject to the effect of applicable Laws, following surrender of any such Certificate, there shall be paid to such holder of shares of Parent Common Stock issuable in exchange therefor, without interest, (a) promptly after the time of such surrender, the amount of any cash payable in lieu of fractional shares of Parent Common Stock to which such holder is entitled pursuant to Section 2.7 and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock, and (b) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender, payable with respect to such shares of Parent Common Stock.

     Section 2.6 No Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock issued and cash paid upon conversion of the Shares in accordance with the terms of Article I and this Article II (including any cash paid pursuant to Sections 2.5 and 2.7) shall be deemed to have been issued or paid in full satisfaction of all rights under the DGCL pertaining to the Shares.

     Section 2.7  No Fractional Shares of Parent Common Stock.

     (a) No certificates or scrip of shares of Parent Common Stock representing fractional shares of Parent Common Stock or book-entry credit of the same shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of Parent or a holder of shares of Parent Common Stock.

     (b) Notwithstanding any other provision of this Agreement, each holder of Shares exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Parent Common Stock multiplied by (ii) the closing price on the New York Stock Exchange ("NYSE") (as reported in the New York City edition of the Wall Street Journal or, if not reported thereby, another nationally recognized source) for a share of Parent Common Stock on the date of the Effective Time. As promptly as practicable after the determination of the aggregate amount of cash to be paid to holders of fractional interests, the Exchange Agent shall notify Parent and Parent shall cause the Surviving Corporation to deposit such amount with the Exchange Agent and shall cause the Exchange Agent to forward payments to such holders of fractional interests subject to and in accordance with the terms hereof.

     Section 2.8 Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of Certificates for twelve months after the Effective Time shall be delivered to the Surviving Corporation or otherwise on the instruction of the Surviving Corporation, and any holders of the Certificates who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation and Parent for the Merger Consideration with respect to the Shares formerly represented thereby to which such holders are entitled pursuant to Section 2.1 and Section 2.4, any cash in lieu of fractional shares of Parent Common Stock to which such holders are entitled pursuant to

Section 2.7 and any dividends or distributions with respect to shares of parent Common Stock to which such holders are entitled pursuant to Section 2.5.

     Section 2.9 No Liability. None of Parent, Merger Sub, the Company, the Surviving Corporation or the Exchange Agent, or any directors, officers, employees or agents of each of the foregoing shall be liable to any person in respect of any Parent Common Stock, any dividends or distributions with respect thereto, any cash in lieu of fractional shares of Parent Common Stock or any cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

     Section 2.10 Investment of the Exchange Fund. The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Parent on a daily basis. Any interest and other income resulting from such investments promptly shall be paid to Parent.

     Section 2.11 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the Shares formerly represented thereby, any cash in lieu of fractional shares of Parent Common Stock and unpaid dividends and distributions on shares of Parent Common Stock deliverable in respect thereof, pursuant to this Agreement.

     Section 2.12 Withholding Rights. Each of the Surviving Corporation, Parent and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the rules and regulations promulgated thereunder, or any applicable Law. To the extent that amounts are so withheld by the Surviving Corporation, Parent or the Exchange Agent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect to which such deduction and withholding was made by the Surviving Corporation, Parent or the Exchange Agent, as the case may be.

     Section 2.13 Stock Transfer Books. The stock transfer books of the Company shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of Shares thereafter on the records of the Company. On or after the Effective Time, any Certificates presented to the Exchange Agent or Parent for any reason shall be converted into the Merger Consideration with respect to the Shares formerly represented thereby, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 2.7 and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 2.5 and the Certificates so presented shall be cancelled.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth in the disclosure schedule delivered by the Company to Parent prior to the execution of this Agreement (the "COMPANY DISCLOSURE SCHEDULE") or as set forth in the Company SEC Reports (as defined in Section 3.4) filed prior to the date hereof, the Company hereby represents and warrants to each of Parent and Merger Sub as follows:

     Section 3.1  Organization and Qualification; Subsidiaries.

     (a) The Company and each of its subsidiaries is, or will be as of the Effective Time, a corporation or legal entity duly organized, validly existing and in good standing under the applicable Laws of the jurisdiction of its incorporation or organization and has all requisite corporate, partnership or similar power

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

and authority to own, lease and operate its properties and to carry on its businesses as now being conducted.

     (b) Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 sets forth a list of all subsidiaries of the Company. Except as listed therein or in Section 3.1 of the Company Disclosure Schedule, the Company does not own, directly or indirectly, beneficially or of record, any shares of capital stock or other securities of any other entity or any other investment in any other entity.

     (c) The Company is, and each of its subsidiaries is or will be as of the Effective Time, duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased, or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     (d) The Company has heretofore delivered to Parent accurate and complete copies of the certificate of incorporation and bylaws, as currently in effect, of the Company. The Company will deliver to Parent accurate and complete copies of the charter or certificate of incorporation and bylaws (or other similar organizational and governing documents), as currently in effect, of each of its subsidiaries.

     Section 3.2  Capitalization of the Company and Its Subsidiaries.

     (a) The authorized stock of the Company consists of: (i) 240,000,000 shares of Company Common Stock, of which 56,465,838 shares are issued and outstanding as of the date hereof and 2,105,372 shares are held by the Company in treasury, and (ii) 2,000,000 shares of Preferred Stock, par value $.01 per share, of which 100,000 shares are designated as Series A Junior Participating Preferred Stock, no shares of which are outstanding. All of the issued and outstanding Shares have been validly issued, and are duly authorized, fully paid, non-assessable and free of preemptive rights. As of the date hereof, 7,092,273 Shares are reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of outstanding Company Stock Options issued pursuant to the Company Option Plans and 4,326,757 Shares are reserved for issuance upon conversion of the Company's 4 1/4% Convertible Subordinated Notes due 2007 (the "4 1/4% NOTES"). Except as set forth above and except for the Option Agreement, the 4 1/4% Notes and the Company Rights Agreement (as hereinafter defined), as of the date hereof, there are no outstanding (i) shares of stock or other voting securities of the Company; (ii) securities of the Company or any of its subsidiaries convertible into or exchangeable for shares of stock or voting securities of the Company; (iii) options or other rights to acquire from the Company or any of its subsidiaries, and no obligations of the Company or any of its subsidiaries to issue, any stock, voting securities, or securities convertible into or exchangeable for stock or voting securities of the Company; or (iv) equity equivalents, interests in the ownership or earnings of the Company, or other similar rights (including stock appreciation rights) (collectively, "COMPANY SECURITIES"). Except for the Option Agreement and the
4 1/4% Notes, there are no outstanding obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any Company Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party or to which it is bound relating to the voting of any shares of capital stock of the Company (other than the Voting Agreement).

     (b) All of the outstanding capital stock of the Company's subsidiaries is owned by the Company, directly or indirectly, free and clear of any Lien or any other limitation or restriction (including, any restriction on the right to vote or sell the same) except as may be provided as a matter of Law. There are no securities of the Company or its subsidiaries convertible into or exchangeable for, no options or other rights to acquire from the Company or its subsidiaries, and no other contract, understanding, arrangement, or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly of, any capital stock or other ownership interests in, or any other securities of, any subsidiary of the Company. There are no outstanding contractual obligations of the Company or its subsidiaries to repurchase, redeem, or otherwise acquire any outstanding shares of capital stock or other ownership interests in any subsidiary of the Company. None of the Company's subsidiaries owns any capital stock of the Company. For purposes of this Agreement, "LIEN" means, in respect of any asset (including any security) any mortgage, lien, pledge, charge, security interest, or encumbrance of any kind in respect of such asset.

     Section 3.3  Authority Relative to This Agreement.

     (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and the Option Agreement and to consummate the transactions contemplated hereby. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby and thereby (other than, in respect of the Merger and this Agreement, the Company Requisite Vote (as hereinafter defined)). This Agreement and the Option Agreement have been duly and validly executed and delivered by the Company and constitute valid, legal, and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (b) As of the date hereof, the Board of Directors of the Company (the "COMPANY BOARD") has, by unanimous vote of those present (who constituted 100% of the directors then in office), duly and validly authorized the execution and delivery of this Agreement and the Option Agreement and approved the consummation of the transactions contemplated hereby and thereby, taken all corporate actions required to be taken by the Company Board for the consummation of the transactions, including the Merger, contemplated hereby and has resolved
(i) this Agreement and the transactions contemplated hereby, including the Merger, taken together, to be advisable and fair to, and in the best interests of, the Company and its stockholders; and (ii) to recommend that the stockholders of the Company approve and adopt this Agreement and approve the Merger. The Company Board has directed that this Agreement be submitted to the stockholders of the Company for their approval and adoption. The affirmative approval of the holders of Shares representing a majority of the votes that may be cast by the holders of all outstanding Shares (voting as a single class) as of the record date for the Company (the "COMPANY REQUISITE VOTE") is the only vote of the holders of any class or series of stock of the Company necessary to approve and adopt this Agreement and approve the Merger. Holders of Shares do not have dissenters' or appraisal rights in connection with the Merger.

     Section 3.4 SEC Reports; Financial Statements. Since January 1, 1997, the Company has filed all forms, reports and documents with the SEC required to be filed by it under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT" and the "COMPANY SEC REPORTS", respectively), each of which complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, each as in effect on the dates such Company SEC Reports were filed. None of the Company SEC Reports contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent amended prior to the date hereof by a subsequently filed Company SEC Report. The consolidated financial statements of the Company included in the Company SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC in respect thereof and fairly presented, in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP") (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries, in each case as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject, in the case of the unaudited interim financial statements, to the absence of footnote disclosure and to normal year-end adjustments). For purposes of this Agreement, "COMPANY BALANCE SHEET" means the consolidated balance sheet of the Company as of April 1, 2000, as set forth in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended April 1, 2000, and "COMPANY BALANCE SHEET DATE" means April 1, 2000. Since the Company Balance Sheet Date, there has not been
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

any change, or any application or request for any change, by the Company or any of its subsidiaries in accounting principles, methods or policies for financial accounting or Tax purposes, other than as a result of any changes under GAAP or other relevant accounting principles or changes required by any applicable Tax rule or regulation.

     Section 3.5 No Undisclosed Liabilities. There are no material liabilities of the Company or any of its subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, which are required to be reflected in its financial statements (or in the notes thereto) in accordance with GAAP, other than: (a) liabilities disclosed, provided for or reserved against in the Company Balance Sheet or in the notes thereto; (b) liabilities arising in the ordinary course of business after the date of the Company Balance Sheet; (c) liabilities disclosed in the Company SEC Reports prior to the date hereof; and (d) liabilities arising under this Agreement and
(e) liabilities disclosed in the Company Disclosure Schedule.

     Section 3.6 Absence of Changes. Except as contemplated by this Agreement or as set forth in Section 3.6 of the Company Disclosure Schedule and except as and to the extent publicly disclosed in the Company SEC Reports prior to the date hereof, since the Company Balance Sheet Date, the Company and its subsidiaries have conducted their business in the ordinary and usual course consistent with past practice and there has not been:

          (a) any event, occurrence or development which had or is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole;

          (b) any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of capital stock of the Company or (except to the Company or other subsidiaries) any subsidiary, any split, combination or reclassification of any shares of capital stock of the Company or any subsidiary, or any repurchase, redemption or other acquisition by the Company or any of its subsidiaries of any Company or subsidiary securities;

          (c) any amendment or change to the certificate of incorporation or bylaws of the Company or any amendment of any term of any outstanding security of the Company or any of its subsidiaries that would materially increase the obligations of the Company or any such subsidiary under such security;

          (d) (i) any incurrence or assumption by the Company or any subsidiary of any indebtedness for borrowed money other than under existing credit facilities (or any renewals, replacements or extensions that do not increase the aggregate commitments thereunder) except (A) in the ordinary and usual course of business consistent with past practice or (B) in connection with any acquisition or capital expenditure permitted by Section 5.1, or (ii) any guarantee, endorsement, or other incurrence or assumption of liability (whether directly, contingently or otherwise) by the Company or any of its subsidiaries for the obligations of any other person (other than any wholly owned subsidiary of the Company), other than in the ordinary and usual course of business consistent with past practice;

          (e) any creation or assumption by the Company or any of its subsidiaries of any Lien on any material asset of the Company or any of its subsidiaries other than in the ordinary and usual course of business consistent with past practice;

          (f) any making of any loan, advance or capital contribution to or investment in any person by the Company or any of its subsidiaries other than (i) any acquisition permitted by Section 5.1, (ii) loans, advances or capital contributions to or investments in wholly owned subsidiaries of the Company, (iii) loans or advances to employees of the Company or any of its subsidiaries in the ordinary course of business consistent with past practice or (iv) extensions of credit to customers in the ordinary course of business consistent with past practice;

          (g) any contract or agreement entered into by the Company or any of its subsidiaries on or prior to the date hereof relating to any material acquisition or disposition of any assets or business, other than contracts or agreements in the ordinary and usual course of business consistent with past practice and those contemplated by this Agreement;

          (h) any modification, amendment, assignment, termination or relinquishment by the Company or any of its subsidiaries of any contract, license or other right (including any insurance policy naming it as a beneficiary or a loss payable payee) that is reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole;

          (i) any material change in any method of accounting or accounting principles or practice by the Company or any of its subsidiaries, except for any such change required by reason of a change in GAAP;

          (j) any (i) grant of any severance or termination pay to any director, officer or employee of the Company or any of its subsidiaries exceeding the amounts set forth in the Company's severance plans or agreements listed in Sections 3.13(a) or 3.18 of the Company Disclosure Schedule; (ii) entering into of any employment, deferred compensation, severance, consulting, termination or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company or any of its subsidiaries whose annual cash compensation exceeds $100,000;
     (iii) increase in benefits payable under any existing severance or termination pay policies or employment agreements; or (iv) increase in compensation, bonus or other benefits payable to directors, officers or employees of the Company or any of its subsidiaries other than, in the case of clause (iv) only, increases prior to the date hereof in compensation, bonus or other benefits payable to directors, officers or employees of the Company or any of its subsidiaries in the ordinary and usual course of business consistent with past practice or merit increases in salaries of employees at regularly scheduled times in customary amounts consistent with past practices;

          (k) any change or amendment of the contracts, salaries, wages or other compensation of any officer, director, employee, agent or other similar representative of the Company or any of its subsidiaries whose annual cash compensation exceeds $100,000 other than changes or amendments that do not and will not result in increases of more than five percent in the salary, wages or other compensation of any such person;

          (l) any adoption, entering into, amendment, alteration or termination of (partially or completely) any Benefit Plan or Employee Arrangement except as contemplated by this Agreement or to the extent required by applicable Law or GAAP;

          (m) any entering into of any contract with an officer, director, employee, agent or other similar representative of the Company or any of its subsidiaries that is not terminable, without penalty or other liability, upon not more than 60 calendar days' notice; or

          (n) any (i) making or revoking of any material election relating to Taxes, (ii) settlement or compromise of any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, or (iii) change to any material methods of reporting income or deductions for federal income tax purposes.

     Section 3.7 Information Supplied. None of the information supplied or to be supplied by the Company specifically for inclusion or incorporation by reference in (i) the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of Parent Common Stock as required by the terms of this Agreement pursuant to the Merger (the "S-4"), at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the proxy statement relating to the Company Stockholder Meeting to be held in connection with the Merger (the "PROXY STATEMENT") will, at the date mailed to stockholders and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event in respect of the Company, its officers and directors or any of its subsidiaries should occur which is required to be described in an amendment of, or a supplement to, the S-4 or the Proxy Statement, the Company shall promptly so advise Parent and such event shall be so described, and such amendment or supplement (which Parent shall have a reasonable opportunity to review) shall be promptly filed with the SEC and, as required by Law, disseminated to the stockholders of the Company. The Proxy Statement, insofar as it relates to the Company Stockholder Meeting, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation is made under this
Section 3.7 with respect to any statements made or incorporated by reference in the S-4 or the Proxy Statement based on information supplied by the Parent specifically for inclusion or incorporation by reference therein.

     Section 3.8 Consents and Approvals. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, state securities or blue sky Laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT") and any comparable requirements of foreign Governmental Entities (as defined below), the filing and acceptance for record of the Certificate of Merger as required by the DGCL, and such other filings, permits, consents and approvals which, if not obtained or made, are not reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, no filing with or notice to, and no permit, authorization, consent or approval of, any court or tribunal or administrative, governmental or regulatory body, agency or authority, whether domestic or foreign (a "GOVERNMENTAL ENTITY") is necessary for the execution and delivery by the Company of this Agreement or the Option Agreement or the consummation by the Company of the transactions contemplated hereby or thereby.

     Section 3.9 No Default. Neither the Company nor any of its subsidiaries is in violation of any term of (i) its charter, certificate or articles of incorporation or bylaws (or other similar organizational or governing documents), (ii) any agreement or instrument related to indebtedness for borrowed money or any other agreement to which it is a party or by which it is bound, or (iii) any domestic or foreign law, order, writ, injunction, decree, ordinance, award, stipulation, statute, judicial or administrative doctrine, rule or regulation entered by a Governmental Entity ("LAW") applicable to the Company, its subsidiaries or any of their respective assets or properties, the consequence of which violation is reasonably expected to (A) have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole or (B) prevent or materially delay the performance of this Agreement by the Company. The execution, delivery and performance of this Agreement and the Option Agreement and the consummation of the transactions contemplated hereby and thereby will not (A) result in any violation of or conflict with, constitute a default under (with or without due notice or lapse of time or both), require any consent, waiver or notice under any term of, or result in the reduction or loss of any benefit or the creation or acceleration of any right or obligation (including any termination rights) under, (i) the charter, certificate or articles of incorporation or bylaws (or other similar organizational or governing documents) of the Company or any of its subsidiaries, (ii) any material agreement, note, bond, mortgage, indenture, contract, lease, Company Permit or other obligation or right to which the Company or any of its subsidiaries is a party or by which any of the assets or properties of the Company or any of its subsidiaries is bound, or (iii) any applicable Law, except in the case of clause (ii) and (iii) where any of the foregoing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole, or (B) result in the creation of (or impose any obligation on the Company or any of its subsidiaries to create) any Lien upon any of the material assets or properties of the Company or any of its subsidiaries pursuant to any such term.

     Section 3.10  Real Property.

     (a) The Company will provide Parent with the address, general use of, and period of ownership or occupancy of all of the real property owned in fee by the Company and its subsidiaries (the "OWNED FACILITIES") and all of the real property the Company and its subsidiaries use or occupy or have the right to use or occupy, now or in the future, pursuant to any lease, sublease, or other occupancy agreement (the "LEASED FACILITIES"). No real property is owned, leased or used by the Company or its current subsidiaries in the course of their respective businesses other than the Owned Facilities and Leased Facilities.

     (b) With respect to each Owned Facility and except as set forth on the Company Balance Sheet or in the SEC Reports:

          (i) the Company or its subsidiary has good and marketable title to Owned Facilities free and clear of all Liens, except (x) Taxes and general and special assessments not in default and payable without penalty and interest, and (y) Liens, easements, covenants and other restrictions or imperfections of title that do not materially impair the current use, occupancy, or value in excess of any indebtedness secured by such Lien, or the marketability of title of such Owned Facilities;

          (ii) to the Company's knowledge, there are no pending or threatened condemnation proceedings, lawsuits or administrative actions relating to any Owned Facility or other matters affecting materially and adversely the current use, occupancy or value thereof;

          (iii) there are no leases, subleases, licenses, concessions or other agreements, written or oral, granting to any party or parties (other than wholly-owned subsidiaries of the Company) the right of use or occupancy of any portion of any Owned Facility that materially adversely affect the Company's use of the property;

          (iv) there are no outstanding options or rights of first refusal to purchase any Owned Facility, or any portion thereof or interest therein;

          (v) there are no parties (other than the Company or its subsidiaries) in possession of any Owned Facility, other than tenants under any leases to be provided to Parent who are in possession of space to which they are entitled; and

          (vi) all facilities located on Owned Facilities are now, and will be at the time of Closing, in good operating condition and repair, and structurally sound and free of known defects, with no material alterations or repairs required thereto (other than ordinary and routine maintenance and repairs) under applicable Laws, Company Permits or insurance company requirements. To the Company's knowledge, all such Owned Facilities have been operated and maintained in all material respects in accordance with applicable Laws and Company Permits. All such Owned Facilities are supplied with utilities and other services, including gas, electricity, water, telephone, sanitary sewer and storm sewer, all of which services are adequate for the uses to which such Owned Facility is being put and are provided via public roads or via permanent, irrevocable, appurtenant easements benefiting the parcel of real property.

     (c) With respect to each Leased Facility:

          (i) the Company will make available to Parent a true, correct, and complete copy of the lease, sublease or other occupancy agreement for such Leased Facility (and all modifications, amendments, and supplements thereto and all side letters to which Company or any of its subsidiaries is a party affecting the obligations of any party thereunder) (each such agreement is referred to herein as a "REAL PROPERTY LEASE");

          (ii) to the Company's knowledge, the Company or its subsidiary has a good and valid leasehold interest in such Leased Facility free and clear of all Liens, except (x) Taxes and general and special assessments not in default and payable without penalty and interest, and (y) easements, covenants and other restrictions that do not materially impair the current use, occupancy or value, or the marketability of the Company's or its subsidiary's interest in such real property;

          (iii) to the Company's knowledge, each Real Property Lease constitutes the valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, and is in full force and effect;

          (iv) all rent and other sums and charges payable by the Company or its subsidiary as tenant under the Real Property Lease covering the Leased Facility are current, no termination event or condition or uncured default on the part of the tenant or, to the Company's knowledge, the landlord, exists under any Real Property Lease. No party to such Real Property Lease has given written notice to the Company or its subsidiary or made a claim in writing against the Company or its subsidiary in respect of any breach or default thereunder;

          (v) neither the Company nor its subsidiary has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered its leasehold interest in the Leased Facility; and

          (vi) the Company's Leased Facilities located in Atsugi, Japan are now, and will be at the time of Closing, in good operating condition and repair, and structurally sound and free of known defects, with no material alterations or repairs required thereto (other than ordinary and routine maintenance and repairs) under applicable Laws, Company Permits or insurance company requirements. To the Company's knowledge, all such Atsugi, Japan leased facilities have been operated and maintained in all material respects in accordance with applicable Laws and Company Permits. All such facilities are supplied with utilities and other services, including gas, electricity, water, telephone, sanitary sewer, and storm sewer, all of which services are adequate for the uses to which such facilities are being put.

     Section 3.11 Litigation. Except as disclosed in Section 3.11 of the Company Disclosure Schedule, there is no other suit, claim, action, proceeding or, to the Company's knowledge, investigation, pending or, to the Company's knowledge, threatened which is reasonably expected to have, individually and in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole. Except as disclosed in Section 3.11 of the Company Disclosure Schedule, none of the Company or its subsidiaries is subject to any outstanding order, writ, injunction or decree which is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole. To the Company's knowledge, there is no action, suit, proceeding or investigation pending or threatened against any current or former officer, director, employee or agent of the Company or any of its subsidiaries (in his or her capacity as such) which is reasonably expected to give rise to a claim for contribution or indemnification against the Company or any of its subsidiaries. Notwithstanding the foregoing, any shareholder litigation or litigation by any Governmental Entity, in each case brought or threatened against the Company or any officer, director, employee or agent of the Company in any respect of this Agreement or the transactions contemplated hereby, shall not be deemed to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     Section 3.12 Compliance with Applicable Law; Permits. The Company and its subsidiaries hold all permits, licenses, variances, exemptions, orders, and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "COMPANY PERMITS"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which are not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole. The Company and its subsidiaries are in compliance with the terms of the Company Permits, except where the failure to comply is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole. The businesses and operations of the Company and its subsidiaries comply in all respects with all Laws applicable to the Company or its subsidiaries, except where the failure to so comply is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     Section 3.13  Employee Plans

     (a) Section 3.13(a) of the Company Disclosure Schedule sets forth a true, correct, and complete list of:

          (i) all material "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), under which the Company or any of its subsidiaries has any obligation or liability, contingent or otherwise, including, but not limited to, (i) all severance plans or arrangements other than any such plan or arrangement (x) under which severance benefits do not exceed two weeks' salary for each year of employment or, in the case of employees whose annual cash compensation exceeds $100,000, three months' salary, or
     (y) which is legally mandated by applicable non-U.S. law; and (ii) all supplemental or U.S. non-qualified retirement plans or arrangements which provide benefits to any employee whose annual cash compensation exceeds $100,000 or benefits in excess of $5,000 for each year of employment (the "BENEFIT PLANS"); and

          (ii) all employment, consulting, termination, severance or individual compensation agreements (other than any such agreement which is terminable within 90 days without liability or at any time without liability exceeding two weeks' salary for each year of employment or, in the case of employees whose annual cash compensation exceeds $100,000, three months' salary, or is legally mandated by applicable non-U.S. law); all stock award, stock option, stock purchase or other equity-based (including phantom stock or stock appreciation rights) plans or arrangements; all material bonus or other incentive compensation plans or agreements (including, but not limited to, any such plan or agreement covering any officer or employee whose annual cash compensation exceeds $100,000); all material salary continuation or deferred compensation plans or agreements (including, but not limited to, any such plan or agreement covering any current or former officer or employee whose annual cash compensation exceeds $100,000; in each case, as to which the Company or any of its subsidiaries has any obligation or liability (contingent or otherwise) (the "EMPLOYEE ARRANGEMENTS").

     (b) A complete and correct copy of each Employee Arrangement, including the forms of stock option grant agreements generally used to make grants under the Company Option Plans, has been provided to Parent. In respect of each Benefit Plan, a complete and correct copy of each of the following documents (if applicable) has been or will be provided to Parent: (i) the most recent plan and related trust documents, and all amendments thereto; (ii) the most recent summary plan description, and all related summaries of material modifications thereto; (iii) the most recent Form 5500 (including, schedules and attachments);
(iv) the most recent Internal Revenue Service ("IRS") determination letter; and
(v) the most recent actuarial reports (including for purposes of Financial Accounting Standards Board report nos. 87, 106 and 112).

     (c) Except as disclosed in Section 3.13(c) of the Company Disclosure Schedule, none of the Benefit Plans or Employee Arrangements is subject to Title IV of ERISA, constitutes a defined benefit retirement plan or is a multi-employer plan described in Section 3(37) of ERISA, and the Company and its subsidiaries do not have any material obligation or liability (contingent or otherwise) in respect of any such plans. The Company and its subsidiaries are not members of a group of trades or businesses (other than that consisting of the Company and its subsidiaries) under common control or treated as a single employer pursuant to Section 414 of the Code.

     (d) The Benefit Plans and their related trusts intended to qualify under Sections 401 and 501(a) of the Code, respectively, have received a favorable determination letter from the IRS and the Company has no knowledge that any event has occurred since the date of such letter that could cause the IRS to revoke such determination. Any voluntary employee benefit association which provides benefits to current or former employees of the Company and its subsidiaries, or their beneficiaries, is and has been qualified under Section 501(c)(9) of the Code.

     (e) In all material respects, all contributions or other payments required to have been made by the Company and its subsidiaries to or under any Benefit Plan or Employee Arrangement by applicable Law or the terms of such Benefit Plan or Employee Arrangement (or any agreement relating thereto) have been timely and properly made or have been accrued in the Company's financial statements.

     (f) The Benefit Plans and Employee Arrangements have been maintained and administered in accordance with their terms and applicable Laws and no individual who has performed services for the Company or any of its subsidiaries has been improperly excluded from participation in any Benefit Plan or Employee Arrangement, except where the failure to so maintain and administer such Benefit Plans or the exclusion of any such individuals is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     (g) There are no pending or, to the Company's knowledge, threatened actions, claims, or proceedings against or relating to any Benefit Plan or Employee Arrangement (other than routine benefit claims by persons claiming benefits thereunder), and, to the knowledge of the Company, there are no facts or circumstances which could form a reasonable basis for any of the foregoing, except for such actions, claims or proceedings which are not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     (h) The Company and its subsidiaries do not have any material obligation or liability (contingent or otherwise) to provide post-retirement life insurance or health benefits coverage for current or former officers, directors, or employees of the Company or any of its subsidiaries except (i) as may be required under
Part 6 of Title I of ERISA at the sole expense of the participant or the participant's beneficiary, (ii) a medical expense reimbursement account plan pursuant to Section 125 of the Code, or (iii) through the last day of the calendar month in which the participant terminates employment with the Company or any subsidiary of the Company.

     (i) Except as set forth in Section 3.13(i) of the Company Disclosure Schedule, none of the assets of any Benefit Plan is stock of the Company or any of its affiliates, or property leased to or jointly owned by the Company or any of its affiliates.

     (j) Except as disclosed in Section 3.13(j) of the Company Disclosure Schedule or in connection with equity compensation, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee (current, former, or retired) of the Company or any of its subsidiaries, (ii) increase any benefits under any Benefit Plan or Employee Arrangement (determined without regard to the "materiality" limits set forth in the definitions of such terms), or (iii) result in the acceleration of the time of payment of, vesting of, or other rights in respect of any such benefits.

     (k) Except as disclosed in Section 3.13(k) of the Company Disclosure Schedule, each of the Benefit Plans covering employees outside of the United States is funded in all material respects through adequate reserves on the financial statements of the Company or its subsidiaries, insurance contracts, annuity contracts, trust funds or similar arrangements. The benefits and compensation under the Benefit Plans and Employee Arrangements covering employees outside of the United States are no more than customary and reasonable for the country in which such employees work and the industry in which the Company and its subsidiaries conduct their business.

     (l) The aggregate number of shares of Company Common Stock purchasable under all outstanding purchase rights under the Burr-Brown Employee Stock Purchase Plan does not exceed the maximum number of shares remaining available for issuance under such plan. The aggregate amount of the current payroll deductions for a payroll period under the Burr-Brown Employee Stock Purchase Plan is set forth in Section 3.13(l) of the Company Disclosure Schedule.

     Section 3.14  Labor Matters.

     (a) The Company and its subsidiaries are not parties to any labor or collective bargaining agreement, and no employees of the Company or any of its subsidiaries are represented by any labor organization. There are no representation or certification proceedings, or petitions seeking a representation proceeding, pending or, to the Company's knowledge, threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. Within the last twelve months, to the Company's knowledge, there have been no organizing activities involving the Company or any of its subsidiaries in respect of any group of employees of the Company or any of its subsidiaries.

     (b) There are no strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances or other material labor disputes pending or threatened in writing against or involving the Company or any of its subsidiaries. There are no unfair labor practice charges, grievances or complaints pending or, to the Company's knowledge, threatened in writing by or on behalf of any employee or group of employees of the Company or any of its subsidiaries which, if individually or collectively resolved against the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     (c) There are no complaints, charges or claims against the Company or any of its subsidiaries pending or, to the Company's knowledge, threatened to be brought or filed with any Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company or any of its subsidiaries which, if individually or collectively resolved against the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, and, to the knowledge of the Company, there are no facts or circumstances which could form a reasonable basis for any of the foregoing.

     (d) There has been no "mass layoff" or "plant closing" as defined by the Worker Adjustment and Retraining Notification Act, as amended ("WARN"), in respect of the Company or any of its subsidiaries within the six months prior to the Effective Time.

     (e) All employees of the Company and its subsidiaries possess all applicable passports, visas, permits and other authorizations required by all applicable immigration or similar Laws to be employed by and to perform services for and on behalf of the Company and its subsidiaries, except where the failure to possess such passports, visas, permits or other authorizations would not, individually or in the aggregate, reasonably be expected to materially affect the conduct of business by the Company or its subsidiaries. The Company and its subsidiaries, and their employees, have complied in all material respects with all applicable immigration and similar Laws.

     Section 3.15  Environmental Matters.

     (a) For purposes of this Agreement:

          (i) "ENVIRONMENTAL LAW" means all federal, state, local or foreign Law, or other legal requirement regulating or prohibiting Releases of Hazardous Materials into the indoor or outdoor environment, or pertaining to the protection of natural resources or wildlife, the environment or public and employee health and safety or pollution or the exposure to Hazardous Materials, including the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 7401 et seq.), the Atomic Energy Act (42 U.S.C. Section 2014 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Communications Act (47 U.S.C. Section 151 et seq.), and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.) ("OSHA"), as such laws or other legal requirements have been and may be amended or supplemented through the Closing Date;

          (ii) "HAZARDOUS MATERIAL" means any substance, material or waste which is regulated pursuant to any applicable Environmental Law as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "contaminant," "toxic waste," "toxic substance," "source material," "special nuclear material," "byproduct material," "high-level radioactive waste," "low-level radioactive waste," "spent nuclear material" or "radio frequency" and includes petroleum, petroleum products and petroleum by-products and waste;

          (iii) "RELEASE" means any release, spill, emission, leaking, pumping, dumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any property currently or formerly owned, operated or leased by the applicable party or its subsidiaries; and

          (iv) "REMEDIAL ACTION" means all actions, including any capital expenditures, required by a Governmental Entity or required under or taken pursuant to any Environmental Law, or voluntarily undertaken to (A) clean up, remove, treat, remediate or address any Hazardous Materials in the indoor or outdoor environment; (B) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material so it does not endanger or threaten to endanger the public or employee health or welfare or the indoor or outdoor environment; (C) perform pre-remedial studies and investigations or post-remedial monitoring and care pertaining or relating to a Release.

     (b) Except as set forth in Section 3.15 of the Company Disclosure Schedule:

          (i) The operations of the Company and its subsidiaries are in material compliance with all Environmental Laws, and the Company is not aware of any facts, circumstances or conditions which, without significant capital expenditures, would prevent material compliance in the future;

          (ii) To the Company's knowledge, the Company and its subsidiaries have obtained all Company Permits, required under applicable Environmental Laws for the continued operations of their respective businesses; the Company and its subsidiaries have made all material filings, reports and notices required under any Environmental Law for the past and future operations of their respective businesses;

          (iii) The Company and its subsidiaries are not subject to any outstanding written orders or material contracts or agreements with any Governmental Entity or other person respecting (A) Environmental Laws, (B) any Remedial Action, (C) any Release or threatened Release of a Hazardous Material, or (D) an assumption of responsibility for environmental claims of another person or entity;

          (iv) The Company and its subsidiaries have not received any written communication alleging, in respect of any such party, the material violation of or liability (real or potential) under any Environmental Law; or requesting, with respect to any such party, information with respect to an investigation pursuant to CERCLA, or any foreign or state counterpart thereto, or any other Environmental Law;

          (v) To the Company's knowledge, neither the Company nor any of its subsidiaries has any material contingent liability in connection with any Remedial Action or the Release of any Hazardous Material (whether on-site or off-site) or employee or third party exposure to Hazardous Materials;

          (vi) To the Company's knowledge, the operations of the Company and its subsidiaries involving the generation, transportation, treatment, storage or disposal of Hazardous Materials are in material compliance with applicable Environmental Laws and, to the Company's knowledge, there has been no disposal by the Company or its subsidiaries of any Hazardous Materials on or in any site listed or formally proposed to be listed on the National Priorities List promulgated pursuant to CERCLA or any foreign or state remedial priority list promulgated or maintained pursuant to comparable foreign or state law, except where such disposal would not reasonably be expected to create a material adverse liability for the Company;

          (vii) To the Company's knowledge, there is not now nor has there been in the past, on, in or at any Owned Facility, Leased Facility, Former Facility (defined as all of the real property formerly owned, leased or used, other than those used solely for office or administrative purposes, by the Company or any of its current or former subsidiaries or corporate predecessors in interest at any time in the past), or any other facility for which the Company or its subsidiaries has assumed responsibility for environmental claims, any of the following: (A) any underground storage tanks; (B) landfills, dumps or surface impoundments; (C) any planned, ongoing or completed Remedial Action; (D) any asbestos-containing materials; or (E) any polychlorinated biphenyls;

          (viii) There is not now, nor to the Company's knowledge, has there been in the past, on, in or at any Owned Facility, Leased Facility, Former Facility, or any other facility for which the Company or its subsidiaries has assumed responsibility for environmental claims, any site on or nominated for the National Priority List promulgated pursuant to CERCLA or any foreign or state remedial priority list promulgated or published pursuant to any comparable foreign or state law; and

          (ix) No judicial or administrative proceedings are pending or, to the Company's knowledge, threatened against the Company or its subsidiaries alleging the material violation of or seeking to impose material liability pursuant to any Environmental Law and, to the Company's knowledge, there are no investigations pending or threatened against the Company or any of its subsidiaries under Environmental Laws.

     (c) The Company will make available to Parent copies of all material environmentally related assessments, audits, investigations, or similar reports (and, upon reasonable specific request, sampling reports) in its possession or control and which were prepared in the last five years (and, upon reasonable specific request, earlier information) relating to the Company or its subsidiaries or any real property currently or formerly owned, operated or leased by or for the Company or its subsidiaries, including any Owned Facility, Leased Facility, or Former Facility.

     Section 3.16  Tax Matters.

     (a) Each of the Company and its subsidiaries has timely filed (or has had timely filed) all Tax Returns required to be filed by it (or on its behalf). All such Tax Returns are complete and correct in all material respects. The Company and its subsidiaries have paid all Taxes due for the periods covered by such Tax Returns. The most recent Company SEC Reports reflect an adequate reserve for all Taxes payable by the Company and its subsidiaries for all Taxable periods and portions thereof through the date of such Company SEC Reports. The Company has previously delivered (or, in the case of foreign Tax Returns and audit reports, will deliver) to Parent copies of (i) all federal, state, local and foreign income and franchise Tax Returns filed by the Company and its subsidiaries relating to any taxable periods of the Company or any of its subsidiaries that remains subject to audit under applicable statutes of limitations; and (ii) any audit report issued within the last three years (or otherwise in respect of any audit or investigation in progress) relating to Taxes due from or in respect of the Company or its subsidiaries.

     (b) No material deficiencies for any Taxes have been proposed, asserted, or assessed against the Company or its subsidiaries that have not been fully paid or adequately provided for in the appropriate financial statements of the Company, no requests for waivers of the time to assess any Taxes are pending, and no power of attorney in respect of any Taxes has been executed or filed with any taxing authority. No material issues relating to Taxes have been raised by the relevant taxing authority during any presently pending audit or examination. All income and franchise Tax Returns filed by or on behalf of the Company and its subsidiaries for the taxable years ended on or prior to December 31, 1997 have been reviewed by the relevant taxing authority or the statute of limitations with respect to such Tax Returns has expired.

     (c) No material Liens for Taxes exist in respect of any assets or properties of the Company or its subsidiaries, except for statutory Liens for Taxes not yet due.

     (d) Neither the Company nor any of its subsidiaries is a party to or is bound by any Tax sharing agreement, Tax indemnity obligation, or similar agreement, arrangement, or practice in respect of Taxes (whether or not written) (including any advance pricing agreement, closing agreement, or other agreement relating to Taxes with any taxing authority).

     (e) Neither the Company nor any of its subsidiaries (i) has ever been a member of an affiliated group within the meaning of Section 1504(a) of the Code (or any similar or analogous group defined under a similar or analogous state, local or foreign Law) other than an affiliated group the common parent of which is the Company, or (ii) has any liability under Treasury Regulation Section 1.1502-6 (or any predecessor or successor thereof or analogous or similar provision under state, local or foreign Law), as a transferee or successor, by contract or otherwise for Taxes of any affiliated group of which the Company is not the common parent.

     (f) Neither the Company nor any of its subsidiaries has taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

     (g) Except as set forth in Section 3.16(g) of the Company Disclosure Schedule, there are no employment, severance, or termination agreements or other compensation arrangements currently in effect which provide for the payment of any amount (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement that individually or collectively (either alone or upon the occurrence of any additional or subsequent event), could give rise to a payment which is nondeductible by reason of Section 280G of the Code.

     (h) The Company and its subsidiaries have complied in all material respects with all Laws applicable to the payment and withholding of Taxes and have duly and timely withheld from employee salaries, wages and other compensation and have paid over to the appropriate taxing authority all amounts required to be so withheld and paid over for all periods under all applicable Laws.

     (i) No federal, state, local, or foreign audits or other administrative proceedings or court proceedings are presently pending in respect of any Taxes or Tax Returns of the Company or its subsidiaries and neither the Company nor its subsidiaries have received a written notice of any pending audit or proceeding.

     (j) Except as set forth in Section 3.16(i) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has agreed to or is required to make any adjustment under Section 481(a) of the Code or any similar provision of state, local or foreign Law by reason of a change in accounting method initiated by the Company or its subsidiaries or has any knowledge that a taxing authority has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company or its subsidiaries.

     (k) Except as set forth in Section 3.16(k) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries is a party to any contract, agreement, or other arrangement which could result in the payment of amounts that could be nondeductible by reason of Section 162(m) of the Code, provided that no representation or warranty is made as to performance-based or equity-based compensation.

     (l) Neither the Company nor any of its subsidiaries has received any private letter rulings from the IRS or comparable rulings from other taxing authorities.

     (m) Neither the Company nor any of its subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

     (n) Neither the Company nor any of its subsidiaries (i) engaged in any "intercompany transactions" in respect of which gain was and continues to be deferred pursuant to Treasury Regulation Section 1.1502-13 or any predecessor or successor thereof or analogous or similar provision under state, local or foreign Law; or (ii) has "excess loss accounts" in respect of the stock of any subsidiary pursuant to Treasury Regulation Section 1.1502-19, or any predecessor or successor thereof or analogous or similar provision under state, local or foreign Law.

     For purposes of this Agreement, "TAX" or "TAXES" means all federal, state, local or foreign Taxes, charges, fees, imposts, duties, levies, gaming or other assessments, including, all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property, and estimated Taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to Tax or additional amounts imposed by any taxing authority (domestic or foreign) and shall include any transferee liability in respect of Taxes, any liability in respect of Taxes imposed by contract, Tax sharing agreement, Tax indemnity agreement or any similar agreement. "TAX RETURNS" means any report, return, document, declaration, or any other information or filing required to be supplied to any taxing authority or jurisdiction (domestic or foreign) in respect of Taxes, including, information returns, any document in respect of or accompanying payments or estimated Taxes, or in respect of or accompanying requests for the extension of time in which to file any such report, return document, declaration, or other information, including amendments thereof and attachments thereto.
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

     Section 3.17 Absence of Questionable Payments. To the Company's knowledge, neither the Company nor any of its subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries, has used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any other domestic or foreign Law. To the Company's knowledge, neither the Company nor any of its subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has accepted or received any unlawful contributions, payments, gifts or expenditures.

     Section 3.18  Material Contracts.

     (a) The Company has heretofore made available to Parent true, correct and complete copies of all written contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which the Company or any of its subsidiaries is a party affecting the obligations of any party thereunder) to which the Company or any of its subsidiaries is a party or by which any of its assets or properties are bound that are material to the business, assets or properties of the Company and its subsidiaries taken as a whole, including, to the extent any of the following are, individually or in the aggregate, material to the business, assets or properties of the Company and its subsidiaries taken as a whole, all: (i) employment, severance, product design or development, personal services, consulting, non-competition or indemnification contracts (including, any contract to which the Company or any of its subsidiaries is a party involving employees of the Company), but excluding normal indemnification provisions under license or sale contracts; (ii) licensing, merchandising or distribution agreements involving the payment of more than $5,000,000 per year; (iii) contracts granting a right of first refusal or first negotiation involving in excess of $5,000,000; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material assets or properties of the Company (by merger, purchase or sale of assets or stock or otherwise) entered into since January 1, 1999; (vi) contracts or agreements with any Governmental Entity involving the payment of more than $2,000,000 per year; (vii) loan or credit agreements, mortgages, indentures or other agreements or instruments evidencing indebtedness for borrowed money by the Company or any of its subsidiaries or any such agreement pursuant to which indebtedness for borrowed money may be incurred, in each case involving in excess of $2,000,000; (viii) agreements that purport to limit, curtail or restrict the ability of the Company or any of its subsidiaries to compete in any geographic area or line of business; (ix) foundry, wafer manufacturing or fabricating agreements; (x) assembly (packaging), testing, or supply agreements, in each case, involving in excess of $3,000,000; and (xi) commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 5.1, the "MATERIAL CONTRACTS"). Section 3.18 of the Company Disclosure Schedule sets forth a list of all Material Contracts.

     (b) To the Company's knowledge, each of the Material Contracts constitutes the valid and legally binding obligation of the Company or its subsidiaries, enforceable in accordance with its terms, and is in full force and effect. There is no material default under any Material Contract either by the Company (or its subsidiaries) or, to the Company's knowledge, by any other party thereto, and no event has occurred that with the giving of notice, the lapse of time, or both would constitute a default thereunder by the Company (or its subsidiaries) or, to the Company's knowledge, any other party. As of the date hereof, no foundry has notified the Company in writing that it intends to terminate or fail to extend its contract with the Company within one year of the date of the Agreement, except for any such termination or failure as would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     (c) No party to any such Material Contract has given notice to the Company of or made a claim against the Company in respect of any material breach or default thereunder.

     Section 3.19 Subsidies. Section 3.19 of the Company Disclosure Schedule sets forth a list of all material grants, subsidies and similar arrangements directly or indirectly between or among the Company or any of its subsidiaries, on the one hand, and any domestic or foreign Governmental Entity or any other person, on the other hand. Except as set forth on Section 3.19 of the Company Disclosure Schedule,

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neither the Company nor any of its subsidiaries has requested, sought, applied for or entered into any material grant, subsidy or similar arrangement directly or indirectly from or with any domestic or foreign Governmental Entity or any other person.

     Section 3.20  Intellectual Property.

     (a) As used herein, the term "INTELLECTUAL PROPERTY" means domestic and foreign letters patent, patents, patent applications, patent licenses, know-how licenses, trademark registrations and applications, service mark registrations and applications and copyright registrations and applications, databases, software licenses, trade names, trade secrets, technical knowledge, know-how, confidential information, customer lists, proprietary processes, techniques, formulae, "semiconductor chip product" and "mask works" (as such terms are defined in 17 U.S.C. 901), and related ownership, use and other rights (including rights of renewal and rights to sue for past, present and future infringements or misappropriations thereof).

     (b) To the Company's knowledge, and except as are not reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole: (i) each item of Intellectual Property is in compliance with applicable legal requirements relating to the enforceability or maintenance of such item (including payment of filing, examination and maintenance fees and proofs of working or use, as applicable) other than any requirement that if, not satisfied, would not result in a revocation or otherwise materially affect the enforceability of the item of Intellectual Property in question, and the Company has taken reasonable steps to protect such Intellectual Property; (ii) the Company and its subsidiaries own or have the right to use, free and clear of all Liens, all Intellectual Property necessary for the operation of the businesses of the Company and its subsidiaries as presently conducted and as presently proposed to be conducted; (iii) each material item of Intellectual Property owned or used by the Company and its subsidiaries immediately prior to the Effective Time will be owned or available for use by Parent and the Surviving Corporation immediately subsequent to the Effective Time; (iv) the Company and its subsidiaries have taken all action deemed by the Company or the relevant subsidiary to be necessary or reasonable, but in no event less than all commercially reasonable action, to protect and preserve the confidentiality of all technical Intellectual Property not otherwise protected by patents, patent applications or copyrights; (v) the Company has had and continues to have a requirement that all employees of the Company and its subsidiaries must execute a non-disclosure agreement which includes an agreement to assign to the Company or its subsidiaries all rights to Intellectual Property originated or invented by such employee relating to the business of the Company and its subsidiaries; and (vi) no trade secret or confidential know-how material to the business of the Company or any of its subsidiaries as currently operated has been disclosed or authorized to be disclosed to any third party, other than pursuant to a non-disclosure agreement that protects the Company's or such subsidiary's proprietary interests in and to such trade secrets and confidential know-how.

     (c) Except as set forth in Section 3.20(c) of the Company Disclosure Schedule, to the Company's knowledge, neither the Company nor any of its subsidiaries has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of third parties, and neither the Company nor any of its subsidiaries has received any charge, complaint, claim or notice alleging any such interference, infringement, misappropriation or violation that remains unresolved and, if decided adversely to the Company, would be reasonably likely to have a Material Adverse Effect on the Company and subsidiaries taken as a whole. No third party has, to the Company's knowledge, interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of the Company or its subsidiaries, except where such actions are not reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     (d) Section 3.20(d) of the Company Disclosure Schedule identifies each material item of Intellectual Property that any third party owns and that the Company or any of its subsidiaries uses pursuant to license, sublicense, agreement or permission that either (i) if such license, sublicense, agreement or permission were denied, would reasonably be expected to have a Material Adverse Effect on the Company or its Subsidiaries taken as a whole, or (ii) includes any unsatisfied obligation to pay any royalty amount or any obligation to pay a royalty, whether fixed or determined based on usage, following the Effective

Date in excess of $250,000. To the Company's knowledge, in respect of each such item of used Intellectual Property:

          (i) the license, sublicense, agreement or permission covering the item is legal, valid, binding, enforceable and in full force and effect;

          (ii) the licenses, sublicenses, agreements or permissions will in all material respects continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Effective Time;

          (iii) no party to the license, sublicense, agreement or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration thereunder such as would have a Material Adverse Effect on the Company and its subsidiaries taken as a whole; and

          (iv) no party to the license, sublicense, agreement or permission has repudiated any provision thereof.

     (e) Except as set forth in Section 3.20(e) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has granted (i) any exclusive licenses (other than implied patent licenses in the ordinary course of business) in any patents owned by the Company or any of its subsidiaries or (ii) any exclusive licenses in any other Intellectual Property owned by the Company or any of its subsidiaries to any third party.

     (f) Except as may have been given in connection with patent licenses set forth in Section 3.20(e) of the Company Disclosure Schedule or given in the ordinary course of business within the scope of the Company's standard terms and conditions of sale, neither the Company nor any of its subsidiaries has entered into any material agreement to indemnify any other person against any charge of infringement or misappropriation of any Intellectual Property.

     (g) The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, will not (i) result in the loss or impairment of, or give rise to any right of any third party to terminate or alter, any of the Company's or any of its subsidiaries' rights to own any of its Intellectual Property except as are not reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole, nor (ii) require the consent of any Governmental Entity or third party in respect of any such Intellectual Property that, if not obtained, is reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     Section 3.21 Opinion of Financial Advisor. Broadview International LLC (the "FINANCIAL ADVISOR") has delivered to the Company Board its opinion, dated the date of this Agreement, to the effect that, as of such date, the Exchange Ratio is fair to the stockholders of the Company from a financial point of view, and such opinion has not been withdrawn or modified.

     Section 3.22 Brokers. No broker, finder, investment banker or other person (other than the Financial Advisor, a true and correct copy of whose engagement letter has been provided to Parent) is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of the Company or any of its affiliates.

     Section 3.23 Accounting Matters. Neither the Company nor, to the Company's knowledge, any of its affiliates, has taken or agreed to take any action or is aware of any fact or circumstance that would prevent the Merger from qualifying as a "pooling of interests" under APB 16 and the applicable SEC rules and regulations.

     Section 3.24 Recalls. Except as set forth on Section 3.24 of the Company Disclosure Schedule, (i) there has not been any recall made broadly to customers since December 31, 1998 of any product designed, manufactured, shipped, sold or otherwise introduced into the stream of commerce by or on behalf of the Company or any of its past or present subsidiaries ("PRODUCT"), and (ii) to the Company's knowledge, there are currently no material defects in design, manufacturing, materials or workmanship which involve any Product that accounts for a material portion of the Company's sales.

     Section 3.25 DGCL sec. 203. The Company Board has taken all action required so that the restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in DGCL sec. 203) will not apply to the execution, delivery or performance of this Agreement, the Voting Agreement or the Option Agreement or the consummation of the Merger. No other antitakeover Laws of any state are applicable to this Agreement, the Voting Agreement, the Option Agreement or the transactions contemplated hereby or thereby.

     Section 3.26 Amendment to the Company Rights Agreement. The Company Board has taken all necessary action (including, any amendment thereof) under the Amended and Restated Rights Agreement, dated as of August 9, 1999, between the Company and Harris Trust and Savings Bank, as Rights Agent (the "COMPANY RIGHTS AGREEMENT"), so that (a) none of the execution or delivery of this Agreement, the Voting Agreements or the Option Agreement, the exchange of the shares of Parent Common Stock for the Shares in accordance with Article II, or any other transaction contemplated hereby or thereby will cause (i) the rights (the "RIGHTS") issued pursuant to the Company Rights Agreement to become exercisable under the Company Rights Agreement, (ii) Parent or Merger Sub to be deemed an "Acquiring Person" (as defined in the Company Rights Agreement), or (iii) the "Shares Acquisition Date" or "Distribution Date" (as such terms are defined in the Company Rights Agreement) to occur upon any such event; and (b) the "Expiration Date" (as defined in the Company Rights Agreement) of the Rights shall occur immediately prior to the Effective Time. Copies of such amendments to the Company Rights Agreement have been previously made available to Parent.

                                   ARTICLE IV
            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     Except as set forth in the disclosure schedule delivered by Parent to the Company prior to the execution of this Agreement (the "PARENT DISCLOSURE SCHEDULE"), Parent and Merger Sub hereby represent and warrant to the Company as follows:

     Section 4.1  Organization.

     (a) Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted.

     (b) Each of Parent and Merger Sub is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its subsidiaries taken as a whole.

     (c) Parent has heretofore delivered to the Company accurate and complete copies of the certificate of incorporation and bylaws of Parent and the charter and bylaws of Merger Sub as currently in effect.

     Section 4.2  Authority Relative to This Agreement.

     (a) Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and the Option Agreement and to consummate the transactions contemplated hereby and thereby. No other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement and the Option Agreement or to consummate the transactions contemplated hereby or thereby. This Agreement and the Option Agreement have been duly and validly executed and delivered by each of Parent and Merger Sub and constitute valid, legal and binding agreements of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization,
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

moratorium and similar Laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (b) The Board of Directors of Parent (the "PARENT BOARD"), the Board of Directors of Merger Sub and Parent as the sole stockholder of Merger Sub have duly and validly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and taken all corporate actions required to be taken by such Boards of Directors and Parent as the sole stockholder of Merger Sub for the consummation of the transactions.

     Section 4.3 SEC Reports; Financial Statements. Since January 1, 1997, Parent has filed all forms, reports and documents with the SEC required to be filed by it under the Securities Act and the Exchange Act (the "PARENT SEC REPORTS"), each of which complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, each as in effect on the dates such Parent SEC Reports were filed. None of the Parent SEC Reports contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent amended prior to the date hereof by a subsequently filed Parent SEC Report. The consolidated financial statements of Parent included in the Parent SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC in respect thereof and fairly presented, in conformity with GAAP on a consistent basis (except as indicated in the notes thereto), the consolidated financial position of Parent and its consolidated subsidiaries, in each case as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited interim financial statements, to the absence of certain footnote disclosure and to normal year-end adjustments). For purposes of this Agreement "PARENT BALANCE SHEET" means the consolidated balance sheet of Parent as of March 31, 2000, and "PARENT BALANCE SHEET DATE" means March 31, 2000. Except as and to the extent disclosed in the Parent SEC Reports, since the Parent Balance Sheet Date, there has not been any event, occurrence or development which is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Parent and its subsidiaries taken as a whole.

     Section 4.4 Undisclosed Liabilities. There are no material liabilities of Parent or any of its subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, which are required to be reflected in its financial statements (or in the notes thereto) in accordance with GAAP, other than: (a) liabilities disclosed, provided for or reserved against in the Parent Balance Sheet or in the notes thereto; (b) liabilities arising in the ordinary course of business after the date of the Parent Balance Sheet; (c) liabilities disclosed in the Parent SEC Reports prior to the date hereof; and (d) liabilities under this Agreement.

     Section 4.5 Capitalization of Parent. The authorized capital stock of Parent consists of: (i) 2,400,000,000 shares of Common Stock, par value $1.00 per share (the "PARENT SHARES"), of which 1,640,911,212 shares are issued and outstanding and 807,643 shares are held by Parent in treasury as of June 16, 2000, and (ii) 10,000,000 shares of Preferred Stock, par value $25.00 per share, no shares of which are outstanding as of June 16, 2000. All of the issued and outstanding Parent Shares have been validly issued, and are duly authorized, fully paid, non-assessable and free of preemptive rights. As of June 16, 2000, 157,185,046 Parent Shares were available for issuance under Parent's option plans, of which approximately 135,293,284 were issuable upon or otherwise deliverable in connection with the exercise of options outstanding on such date. Except as set forth above and any additional Parent Shares issued between June 16, 2000 and June 21, 2000 in connection with option exercises and except for the Parent Rights Agreement, as of June 21, 2000, there are no outstanding (i) shares of capital stock or other voting securities of Parent; (ii) securities of Parent convertible into or exchangeable for shares of capital stock or voting securities of Parent; (iii) options or other rights to acquire from Parent and no obligations of Parent to issue, any capital stock, voting securities, or securities convertible into or exchangeable for capital stock or voting securities of Parent; or (iv) equity equivalents, interests in the ownership or earnings of Parent, or other similar rights (including stock appreciation rights).

     Section 4.6 Information Supplied. None of the information supplied or to be supplied by Parent or Merger Sub specifically for inclusion or incorporation by reference in (i) the S-4 will, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(ii) the Proxy Statement will, at the date mailed to stockholders of the Company and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event in respect of Parent, its officers and directors, or any of its subsidiaries should occur which is required to be described in an amendment of, or a supplement to, the S-4 or the Proxy Statement, Parent shall promptly so advise the Company and such event shall be so described, and such amendment or supplement (which the Company shall have a reasonable opportunity to review) shall be promptly filed with the SEC. The S-4 will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder. No representation is made under this Section 4.6 with respect to any statements made or incorporated by reference in the S-4 or the Proxy Statement based on information supplied by the Company specifically for inclusion or incorporation by reference therein.

     Section 4.7 Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky Laws, the HSR Act, the filing and acceptance for record of the Certificate of Merger as required by the DGCL, and such other filings, permits, authorizations, consents and approvals which, if not obtained or made, are not reasonably expected to have a Material Adverse Effect on Parent and its subsidiaries taken as a whole, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by Parent or Merger Sub of this Agreement or the Option Agreement or the consummation by Parent or Merger Sub of the transactions contemplated hereby or thereby. The execution, delivery, and performance of this Agreement and the Option Agreement by Parent or Merger Sub and the consummation by Parent or Merger Sub of the transactions contemplated hereby and thereby will not result in any violation of or conflict with, constitute a default under (with or without due notice or lapse of time or both), require any consent, waiver or notice under any term of, or result in the reduction or loss of any benefit or the creation or acceleration of any right or obligation under, (i) the respective certificate of incorporation or bylaws of Parent or Merger Sub,
(ii) any agreement, note, bond, mortgage, indenture, contract, lease, permit or other obligation or right to which Parent or Merger Sub is a party or by which any of their respective assets or properties is bound, or (iii) any Law, except in the case of (ii) or (iii) where any of the foregoing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its subsidiaries taken as a whole.

     Section 4.8 Litigation. Except as disclosed in the Parent SEC Reports, there is no other suit, claim, action, proceeding or, to Parent's knowledge, investigation, pending or, to Parent's knowledge, threatened which is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its subsidiaries taken as a whole. Except as disclosed in the Parent SEC Reports, none of Merger Sub, Parent or its subsidiaries is subject to any outstanding order, writ, injunction or decree which is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its subsidiaries taken as a whole. Notwithstanding the foregoing, any shareholder litigation or litigation by any Governmental Entity, in each case brought or threatened against Parent, Merger Sub or any officer, director, employee or agent of Parent or Merger Sub in any respect of this Agreement or the transactions contemplated hereby shall not be deemed to have a Material Adverse Effect on Parent and its subsidiaries taken as a whole.

     Section 4.9 Compliance with Applicable Law. The businesses and operations of Parent and Merger Sub comply in all respects with all Laws applicable to Parent or its subsidiaries, except where the failure to comply is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its subsidiaries taken as a whole.

     Section 4.10 No Prior Activities. Except for obligations incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby, Merger Sub has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind whatsoever or entered into any agreement or arrangement with any person.

     Section 4.11 Brokers. No broker, finder, investment banker or other person (other than Morgan Stanley & Co.) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Parent, Merger Sub or any of their affiliates.

     Section 4.12 Accounting Matters. Neither Parent nor, to Parent's knowledge, any of its affiliates, has taken or agreed to take any action or is aware of any fact or circumstance that would prevent the Merger from qualifying as a "pooling of interests" under APB 16 and the applicable SEC rules and regulations.

                                   ARTICLE V
                    COVENANTS RELATED TO CONDUCT OF BUSINESS

     Section 5.1  Conduct of Business of the Company. Except as set forth in
Section 5.1 of the Company Disclosure Schedule, as consented to by Parent or as contemplated by this Agreement, during the period from the date hereof to the Effective Time, the Company will, and will cause each of its subsidiaries to, conduct its operations in the ordinary and usual course of business consistent with past practice and use reasonable best efforts to preserve intact its current business organizations, keep available the service of its current officers and key employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or in Section 5.1 of the Company Disclosure Schedule, prior to the Effective Time, neither the Company nor any of its subsidiaries will, without the prior written consent of Parent:

          (a) amend its charter or bylaws (or other similar organizational or governing instruments) or amend, modify or terminate the Company Rights Plan;

          (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities convertible into or exchangeable for any stock or any equity equivalents (including, any stock options or stock appreciation rights), except for (x) the issuance of Shares upon the exercise of outstanding Company Stock Options, and the grant to newly hired officers, employees or agents (in the ordinary course of business consistent with past practice) of additional Company Stock Options after the date hereof to purchase up to 100,000 additional Shares and the issuance of shares on the exercise thereof and (y) the conversion of 4 1/4% Notes;

          (c) (i) split, combine or reclassify any shares of its capital stock;
     (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock (other than any dividends or distributions payable to the Company or its subsidiaries); (iii) make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to stockholders in their capacity as such (other than any distributions or payments to the Company or its subsidiaries); or (iv) redeem, repurchase or otherwise acquire any of its securities or any securities of any of its subsidiaries (including redeeming any Rights);

          (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries (other than the Merger);

          (e) alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any subsidiary of Company;

          (f) (i) incur or assume any indebtedness for borrowed money other than under existing credit facilities (or any renewals, replacements or extensions that do not increase the aggregate commitments thereunder) except (A) in the ordinary and usual course of business consistent with past practice or (B) in connection with any acquisition or capital expenditure permitted by this Section 5.1; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, except in the ordinary and usual course of business consistent with past practice, and except for obligations of the wholly owned subsidiaries of the Company;
     (iii) make any loans, advances or capital contributions to, or investments in, any other person (other than (A) any acquisition permitted by this Section 5.1, (B) loans, advances or capital contributions to or investments in wholly owned subsidiaries of the Company, (C) loans or advances to employees of the Company or any of its subsidiaries in the ordinary course of business consistent with past practice or (D) extensions of credit to customers in the ordinary course of business consistent with past practice); (iv) pledge or otherwise encumber shares of capital stock of the Company or its subsidiaries; or (v) create or assume any Lien on any material assets of the Company or any of its subsidiaries other than in the ordinary and usual course of business consistent with past practice;

          (g) (i) except as set forth in Section 5.1(g) of the Company Disclosure Schedule or as required under existing agreements, increase in any manner the compensation or fringe benefits of any director, officer or employee except in the ordinary course of business consistent with past practice or pay any benefit not required by any plan and arrangement as in effect as of the date hereof or grant any completion bonuses or change of control payments in respect of the Merger or that will be affected thereby;
     (ii) except in the ordinary course of business consistent with past practice, promote or change the classification or status in respect of or hire any employee or individual; or (iii) make any contributions or other deposits to any trust that is not qualified under Section 501(a) of the Code;

          (h) acquire, sell, lease or dispose of any material assets outside the ordinary and usual course of business consistent with past practice or any assets which in the aggregate are material to the Company and its subsidiaries taken as a whole, or grant any exclusive distribution rights other than extensions or renewals in the ordinary course of business consistent with past practice;

          (i) except as may be required as a result of a change in Law or in GAAP, make any material change in any of the accounting principles or practices used by it;

          (j) revalue in any material respect any of its assets, including, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary and usual course of business consistent with past practice or as required by GAAP;

          (k) (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) other than in the ordinary and usual course of business consistent with past practice, enter into any material contract or agreement or amend in any material respect any of the Material Contracts or the agreements referred to in Section 3.18; (iii) authorize any new capital expenditure or expenditures which are not provided for in the Company's current capital expenditure plan and which, individually, is in excess of $300,000 or, in the aggregate, are in excess of $750,000; or (iv) enter into or amend any contract, agreement, commitment or arrangement providing for the taking of any action that would be prohibited hereunder;

          (l) make or revoke any Tax election, or settle or compromise any material Tax liability, or change (or make a request to any taxing authority to change) any aspect of its method of accounting for Tax purposes;

          (m) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in
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

     the ordinary and usual course of business consistent with past practice or in accordance with their terms of liabilities reflected, or reserved against in, the consolidated financial statements of the Company and its subsidiaries or incurred since the date of such financial statements or waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar agreement to which the Company or any of its subsidiaries is a party;

          (n) settle or compromise any pending or threatened suit, action or claim relating to the transactions contemplated hereby;

          (o) take any action (including, any action otherwise permitted by this Section 5.1) that would prevent or impede the Merger from qualifying as a "pooling of interests" under APB 16 and the applicable SEC rules and regulations or as a "reorganization" under Section 368 of the Code;

          (p) enter into any agreement or arrangement that limits or otherwise restricts the Company or any of its subsidiaries or any successor thereto or that could, after the Effective Time, limit or restrict the Surviving Corporation and its affiliates (including Parent) or any successor thereto, from engaging or competing in any line of business or in any geographic area;

          (q) fail to comply in any material respect with any Law applicable to the Company, its subsidiaries, or their respective assets;

          (r) enter into any direct or indirect arrangements for financial subsidies;

          (s) adopt, enter into, amend, alter or terminate (partially or completely) any Benefit Plan or Employee Arrangement except as contemplated by this Agreement or to the extent required by applicable Law;

          (t) enter into any contract with an officer, director, employee, agent or other similar representative of the Company or any of its subsidiaries that is not terminable, without penalty or other liability, upon not more than 60 calendar days' notice; or

          (u) take, propose to take, or agree in writing or otherwise to take, any of the actions described in Sections 5.1(a) through 5.1(t) or any action which would cause the condition set forth in Section 7.2(a) not to be satisfied.

     Section 5.2 Conduct of Business of Parent. Except as consented to by the Company or as contemplated by this Agreement, during the period from the date hereof to the Effective Time, neither Parent nor any of its subsidiaries will:

     (a) amend Parent's certificate of incorporation or bylaws;

     (b) take any action that would or would reasonably be expected to prevent, impair or materially delay the ability of the Company or Parent to consummate the transactions contemplated by this Agreement;

     (c) take any action (including, any action otherwise permitted by this Section 5.2) that would prevent or impede the Merger from qualifying as a "pooling of interests" under APB 16 and the applicable SEC rules and regulations or as a "reorganization" under Section 368 of the Code; or

     (d) take, propose to take, or agree in writing or otherwise to take, any of the actions described in Section 5.2(a) through 5.2(c) or any action which would cause the condition set forth in Section 7.3(a) not to be satisfied.

     Section 5.3  Access to Information.

     (a) Between the date hereof and the Effective Time and subject to applicable Law, the Company will give Parent and Merger Sub and their authorized representatives (including counsel, financial advisors, environmental consultants and auditors) reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of the Company and its subsidiaries, will permit Parent and Merger Sub to make such inspections as Parent and Merger Sub may reasonably require, including the right to conduct sampling of surface water, groundwater, soil and outdoor air quality, and building

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

materials and will cause the Company's officers and those of its subsidiaries to furnish Parent and Merger Sub with such financial and operating data and other information in respect of the business, properties and personnel of the Company and its subsidiaries as Parent or Merger Sub may from time to time reasonably request, provided that no investigation pursuant to this Section 5.3(a) shall affect or be deemed to modify any of the representations or warranties made by the Company.

     (b) Between the date hereof and the Effective Time, the Company shall furnish to Parent and Merger Sub (i) within five business days after the delivery thereof to management, such monthly financial statements and data as are regularly prepared for distribution to Company management and (ii) at the earliest time they are available, such quarterly and annual financial statements as are prepared for the Company Board, which (in the case of this clause (ii)) shall be in accordance with the books and records of the Company.

     (c) Each of Parent and the Company will hold and will cause its authorized representatives to hold in confidence all documents and information furnished to the other in connection with the transactions contemplated by this Agreement pursuant to the terms of that certain Confidentiality Agreement entered into between the Company and Parent dated May 16, 2000 (the "CONFIDENTIALITY AGREEMENT"), which shall survive any termination of this Agreement in all respects.

                                   ARTICLE VI
                             ADDITIONAL AGREEMENTS

     Section 6.1 Preparation of S-4 and the Proxy Statement. Parent and the Company will, as promptly as practicable, jointly prepare and (i) the Company will file with the SEC the Proxy Statement in connection with the vote of the stockholders of the Company in respect of the Merger and (ii) Parent will file with the SEC the S-4 in connection with the registration under the Securities Act of the shares of Parent Common Stock issuable upon conversion of the Shares and the other transactions contemplated hereby. Parent and the Company will, and will cause their accountants and lawyers to, use their reasonable best efforts to have or cause the S-4 to be declared effective as promptly as practicable after filing with the SEC, including causing their accountants to deliver necessary or required instruments such as opinions, consents and certificates, and will take any other action required or necessary to be taken under federal or state securities Laws or otherwise in connection with the registration process (other than qualifying to do business in any jurisdiction which it is not now so qualified or filing a general consent to service of process in any jurisdiction). The Company and Parent shall, as promptly as practicable after the receipt thereof, provide to the other party copies of any written comments and advise the other party of any oral comments in respect of the Proxy Statement or the S-4 received from the staff of the SEC. The Company will provide Parent with a reasonable opportunity to review and comment on any amendment or supplement to the Proxy Statement prior to filing with the SEC and will provide Parent with a copy of all such filings with the SEC. Parent will provide the Company with a reasonable opportunity to review and comment on any amendment or supplement on the S-4 prior to filing with SEC and will provide the Company with a copy of all such filings with the SEC. Parent will advise the Company, promptly after it receives notice thereof, of the time when the Form S-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information. The Company will use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders at the earliest practicable date.

     Section 6.2  Letter of Accountants.

     (a) The Company shall use all reasonable best efforts to cause to be delivered to Parent a letter of Ernst & Young LLP, the Company's independent auditors, dated as of the date on which the S-4 shall become effective and addressed to Parent, in form and substance reasonably satisfactory to Parent and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.
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

     (b) Parent shall use all reasonable best efforts to cause to be delivered to the Company a letter of Ernst & Young LLP, the Parent's independent auditors, dated as of the date on which the S-4 shall become effective and addressed to the Company, in form and substance reasonably satisfactory to the Company and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

     Section 6.3 Meeting. The Company shall take all lawful action to (i) cause a special meeting of its stockholders (the "COMPANY STOCKHOLDER MEETING") to be duly called and held as soon as practicable after the effective date of the Form S-4 for the purpose of voting on the approval and adoption of this Agreement and approval of the Merger and related matters and (ii) subject to applicable Law, solicit proxies from its stockholders to obtain the Company Requisite Vote for the approval and adoption of this Agreement and approval of the Merger. Subject to the provisions of Section 6.5(b), the Company Board shall recommend approval and adoption of this Agreement and approval of the Merger by the Company's stockholders and the Company Board shall not withdraw, amend or modify in a manner adverse to Parent such recommendation (or announce publicly its intention to do so).

     Section 6.4  Reasonable Best Efforts.

     (a) Subject to the terms and conditions of this Agreement and applicable Law, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Merger and the other transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, each party hereto shall (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act in respect of the transactions contemplated hereby as promptly as practicable and in any event within ten business days of the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and use its reasonable best efforts to take, or cause to be taken, all other actions consistent with this Section 6.4 necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable; and (ii) make appropriate filings required under any other applicable Antitrust Law (as hereinafter defined) in respect of the transactions contemplated hereby as promptly as practicable and to supply as promptly as practicable any additional information and documentary material that may be requested by the applicable Governmental Entities administering such Laws and use its reasonable best efforts to take, or cause to be taken, all other action consistent with this Section 6.4 necessary to secure the applicable clearances or approvals under such Laws as soon as practicable. For purposes of this Agreement, "ANTITRUST LAW" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

     (b) Each of Parent and the Company shall, in connection with the efforts referenced in Section 6.4(a) to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under the HSR Act or any other Antitrust Law, use its reasonable best efforts subject to applicable Law to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other party informed in all material respects of any material communication received by such party from, or given by such party to, the Federal Trade Commission (the "FTC"), the Antitrust Division of the Department of Justice (the "DOJ") or any other Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; and (iii) permit the other party to review any material communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any such other domestic or foreign Governmental Entity or, in connection with any proceeding by a private party, with any other person, and to the extent permitted by the FTC, the DOJ or such other applicable domestic or foreign Governmental Entity or other person, give the other party the opportunity to attend and participate in such meetings and conferences.

     (c) In furtherance and not in limitation of the covenants of the parties contained in Sections 6.4(a) and (b), each of Parent and the Company shall, subject to applicable Law, use its reasonable best efforts to resolve such objections if any, as may be asserted by a Governmental Entity or other person in respect of the transactions contemplated hereby under any Antitrust Law. In connection with the foregoing, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Antitrust Law, each of Parent and the Company shall cooperate in all respects with each other and use its respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 6.4 shall (i) limit a party's right to terminate this Agreement pursuant to Section 8.2 so long as such party has up to then complied in all material respects with its obligations under this Section 6.4, (ii) require Parent to dispose or hold separate any part of its business or operations or agree not to compete in any geographic area or line of business or (iii) require Parent to dispose or hold separate any part of the Company's business or operations or agree to cause the Company not to compete in any geographic area or line of business which would in any such case impair in any material respect any of the benefits intended to be derived by Parent after the Effective Time as a result of the Merger.

     (d) The Company agrees that in connection with any litigation which may be brought against the Company or its directors relating to the transactions contemplated hereby, the Company will keep Parent, and any counsel which Parent may retain at its own expense, informed of the course of such litigation, to the extent Parent is not otherwise a party thereto. The Company agrees that it will consult with Parent prior to entering into any settlement or compromise of any such litigation, and that no such settlement or compromise will be entered into without Parent's prior written consent, which consent shall not be unreasonably withheld.

     Section 6.5  Acquisition Proposals.

     (a) The Company will not, nor will it permit any of its subsidiaries to, nor will it authorize or permit any officer, director or employee of or any investment banker, attorney, accountant or other advisor or representative of, the Company or any of its subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information in respect of, or take any other action to facilitate, any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, provided, however, that nothing contained in this Section 6.5(a) shall prohibit the Company Board from furnishing any information to, or entering into discussions or negotiations with, any person that makes an unsolicited bona fide Acquisition Proposal if, and only to the extent that (A) the Company Stockholder Meeting shall not have occurred, (B) the Company Board, after consultation with outside legal counsel, determines in good faith that the failure to take such action would be inconsistent with its fiduciary duties to the Company's stockholders under applicable Law, as such duties would exist in the absence of any limitation in this Agreement, (C) the Company Board determines in good faith that such Acquisition Proposal is reasonably likely to lead to a transaction that, if accepted, is reasonably likely to be consummated taking into account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, and believes in good faith, after consultation with its Financial Advisor and after taking into account the strategic benefits to be derived from the Merger and the long-term prospects of Parent and its subsidiaries, based on the information available to the Company Board at the time, that such Acquisition Proposal would, if consummated, result in a transaction more favorable to the Company's stockholders than the Merger (any such more favorable Acquisition Proposal being referred to herein as a "SUPERIOR PROPOSAL"), and (D) prior to taking such action, the Company (x) provides reasonable notice to Parent to the effect that it is taking such action and (y) receives from the person submitting such Acquisition Proposal an executed confidentiality/standstill agreement in reasonably customary form and in any event containing terms at

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

least as stringent as those contained in the Confidentiality Agreement between Parent and the Company. The Company shall notify Parent of any Acquisition Proposal (including, the material terms and conditions thereof and the identity of the person making it) as promptly as practicable (but in no case later than 24 hours) after its receipt thereof, and shall thereafter inform Parent on a prompt basis of the status of any discussions or negotiations with such third party, and any material changes to the terms and conditions of such Acquisition Proposal, and shall promptly give Parent a copy of any information delivered to such person which has not previously been reviewed by Parent. The Company has ceased and terminated, and has caused its subsidiaries and affiliates, and their respective officers, directors, employees, investment bankers, attorneys, accountants and other agents and representatives to cease and terminate, any existing activities, discussions or negotiations with any parties conducted heretofore in respect of any possible Acquisition Proposal. The Company shall take all necessary steps to promptly inform the individuals or entities referred to in the first sentence of this Section 6.5 of the obligations undertaken in this Section 6.5. "ACQUISITION PROPOSAL" means an inquiry, offer or proposal regarding any of the following (other than the transactions contemplated by this Agreement) involving the Company or any of its subsidiaries: (w) any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction; (x) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of related transactions; (y) any tender offer or exchange offer for 20% or more of the outstanding Shares or the filing of a registration statement under the Securities Act in connection therewith; or (z) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     (b) The Company Board will not withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent, its approval or recommendation of the Merger unless the Company Board after consultation with outside legal counsel, determines in good faith that the failure to take such action would be inconsistent with its fiduciary duties to the Company's stockholders under applicable Law; provided, however, that the Company Board may not approve or recommend an Acquisition Proposal (and in connection therewith, withdraw or modify its approval or recommendation of the Merger) unless such an Acquisition Proposal is a Superior Proposal (and the Company shall have first complied with its obligations set forth in Section 8.3(a) and the time referred to in the last sentence of Section 8.3(a) has expired) and unless it shall have first consulted with outside legal counsel, and have determined that the failure to take such action would be inconsistent with its fiduciary duties to the Company's stockholders. Nothing contained in this Section 6.5(b) shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's stockholders which, in the good faith reasonable judgment of the Company Board, after consultation with outside legal counsel, is required under applicable Law; provided, however, that except as otherwise permitted in this Section 6.5(b), the Company does not withdraw or modify, or propose to withdraw or modify, its position in respect of the Merger or approve or recommend, or propose to approve or recommend, an Acquisition Proposal. Notwithstanding anything contained in this Agreement to the contrary, any action by the Company Board permitted by, and taken in accordance with, this Section 6.5(b) shall not constitute a breach of this Agreement by the Company. Nothing in this Section 6.5(b) shall (i) permit the Company to terminate this Agreement (except as provided in Article VIII hereof) or (ii) affect any other obligations of the Company under this Agreement.

     Section 6.6 Public Announcements. Each of Parent, Merger Sub and the Company will consult with one another before issuing any press release or otherwise making any public statements in respect of the transactions contemplated by this Agreement, including, the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law or by obligations pursuant to any listing agreement with the NYSE or the Nasdaq National Market, as determined by Parent, Merger Sub or the Company, as the case may be.

     Section 6.7  Indemnification.

     (a) From and after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to the fullest extent permitted by applicable Law to, indemnify, defend, and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director or officer of the Company or any subsidiary thereof, and each such individual who served at the request of the Company or any of its subsidiaries as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or other enterprise (each an "INDEMNIFIED PARTY" and, collectively, the "INDEMNIFIED PARTIES") against all losses, expenses (including, reasonable attorneys' fees and expenses), claims, damages, costs or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement, in connection with any claim, action, suit, proceeding or investigation, whether civil, administrative or investigative, arising out of actions or omissions occurring at or prior to the Effective Time and whether asserted, instituted or claimed prior to, at or after the Effective Time that are in whole or in part (i) based on, or arising out of the fact that such person is or was a director or officer or acting in such other capacity on behalf of such party, subsidiary, plan or other enterprise or (ii) based on, arising out of or pertaining to the transactions contemplated by this Agreement. Without limiting the foregoing, in the event of any such loss, expense, claim, damage, cost or liability (whether or not arising before the Effective Time),
(A) the Surviving Corporation shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to the Surviving Corporation, promptly after statements therefor are received and otherwise advance to such Indemnified Party, upon request for reimbursement, documented expenses reasonably incurred, in either case to the extent not prohibited by the DGCL and upon receipt of any affirmation and undertaking required by the DGCL, (B) the Surviving Corporation will cooperate in the vigorous defense of any such matter and (C) any determination required to be made in respect of whether an Indemnified Party's conduct complies with the standards set forth under the DGCL and the Surviving Corporation's charter or bylaws shall be made as provided by applicable Law, subject to the rights of the Indemnified Party to have such determination made in a court proceeding; provided, however, that the Surviving Corporation shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm in respect of each related matter except to the extent there is, in the opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, a conflict on any significant issue between positions of any two or more Indemnified Parties.

     (b) For a period of six years after the Effective Time, the Surviving Corporation shall cause to be maintained in effect the policies of directors' and officers' liability insurance maintained by the Company for the benefit of those persons who are covered by such policies at the Effective Time (or the Surviving Corporation may substitute therefor policies of at least the same coverage and amounts containing terms that are in all material respects not less advantageous to the insured parties in respect of matters occurring prior to the Effective Time), to the extent that such liability insurance can be maintained annually at a cost to the Surviving Corporation not greater than 200% of the premium for the current Company directors' and officers' liability insurance; provided, however, that if such insurance cannot be so maintained or obtained at such costs, the Surviving Corporation shall maintain or obtain as much of such insurance as can be so maintained or obtained at a cost equal to 200% of the current annual premiums of the Company for such insurance.

     (c) In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity or such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, or otherwise dissolves or liquidates, then and in either such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation (or Parent, in the case of a dissolution or liquidation) shall assume the obligations set for in this Section 6.7.

     (d) To the fullest extent permitted by Law, from and after the Effective Time, all rights to liability limitation, exculpation or indemnification now existing in favor of the employees, agents, directors or officers of the Company and its subsidiaries in respect of their activities or omissions as such prior to the Effective Time, as provided in the Company's charter or bylaws or in any applicable agreement, in effect on the date thereof or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect thereafter.

     (e) The provisions of this Section 6.7 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs, and his or her representatives.

     Section 6.8 Notification of Certain Matters. The Company shall give prompt notice to Parent and Merger Sub, and Parent and Merger Sub shall give prompt notice to the Company, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate at or prior to the Effective Time so as to cause the conditions set forth in Article VII hereof to fail to be satisfied, or (ii) any material failure of the Company, Parent or Merger Sub, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder so as to cause the conditions set forth in Article VII hereof to fail to be satisfied; provided, however, that the delivery of any notice pursuant to this Section 6.8 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     Section 6.9 Tax-Free Reorganization Treatment; Pooling of Interest Accounting. The parties hereto intend that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Each of the parties hereto shall, and shall cause its respective subsidiaries to, use its reasonable best efforts to cause the Merger to so qualify. The parties will use their reasonable best efforts to cause the opinions of counsel contemplated by Sections 7.2(e) and 7.3(d) to be timely delivered, including providing all supporting representations reasonably requested by such counsel and customary in scope and substance. The parties further intend that the Merger will be accounted for as a "pooling of interests" under APB 16 and the applicable SEC rules and regulations. The parties will use their reasonable best efforts to establish the availability of such accounting treatment and to cause the letters of accountants contemplated by Section 7.2(d) to be timely delivered, including providing all supporting representations reasonably requested by such accountants and customary in scope and substance.

     Section 6.10  Employee Matters.

     (a) The Company shall (i) discontinue the Burr-Brown Corporation Employee Stock Purchase Plan as of the last business day prior to the Closing Date, and no additional purchase rights shall be granted under such plan from and after the date hereof, but all currently outstanding purchase rights shall remain in effect subject to the terms of such plan, (ii) at Parent's request, terminate the Burr-Brown Corporation Future Investment Plan ("FI PLAN") prior to the Closing Date, and (iii) at Parent's request, issue a written notice pursuant to section 204(h) of the Employee Retirement Income Security Act of 1974, as amended, to cease further benefit accruals under the Burr-Brown Corporation Employee Retirement Income Plan ("RETIREMENT PLAN") effective as of a date designated by Parent which is on or after the Closing Date. The Company shall provide to Parent for its prior review and comments a copy of all materials to be provided to participants in the FI Plan regarding their right to direct the voting or tendering of Company Common Stock allocated to their accounts under the FI Plan. The FI Plan shall be amended, if necessary, to permit Parent Common Stock as an investment option under such plan subject to participant directions.

     (b) Except as contemplated by this Agreement, Parent will and will cause the Surviving Corporation to honor the obligations of the Company or any of its subsidiaries under the provisions of each Benefit Plan and Employee Arrangement; provided that the Company shall have the right at any time to amend or terminate any such Benefit Plan or Employee Arrangement in accordance with its terms. The employees of the Company will be eligible to participate in Parent's applicable employee benefit plans, as such plans may be in effect from time to time, as soon as administratively convenient (as determined at Parent's sole discretion) after the Effective Time and, at Parent's sole discretion, will become employees of Parent or any of its subsidiaries. Until such time as employees of the Company (the "COMPANY EMPLOYEES") become eligible to participate in Parent's applicable employee benefit plans (the "BENEFITS INTEGRATION

DATE"), Parent shall cause such employee benefits to be maintained for such Company Employees that are, in the aggregate, no less favorable than those provided to such Company Employees immediately prior to the Effective Time. Following the Benefits Integration Date, with respect to each plan maintained by Parent in which any Company Employee participates (each, a "PARENT PLAN") that is an "employee benefit plan" as defined in Section 3(3) of ERISA, for purposes of eligibility to participate, vesting and, solely with respect to severance and vacation, level of benefit entitlement (but in no event for purposes of benefits accrual), service with the Company and its affiliates (or predecessor employers to the extent the Company and its affiliates provided past service credit) shall be treated as service with Parent to the same extent such service was counted under the corresponding Benefit Plan, if any; provided, however, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits. Such service also shall apply for purposes of satisfying any waiting periods, evidence of insurability requirements, or the application of any preexisting condition limitations. Each Parent Plan shall waive preexisting condition limitations to the same extent waived under the corresponding Benefit Plan. Company Employees shall be given credit under the applicable Parent Plan for amounts paid under a corresponding Benefit Plan during the same period as though such amounts had been paid in accordance with the terms and conditions of the Parent Plan.

     Section 6.11 Company Affiliate Agreements. Section 6.11 of the Company Disclosure Schedule sets forth a list of all persons who are, and all persons who to the Company's knowledge will be at the Closing Date, "affiliates" of the Company for purposes of Rule 145 under the Securities Act. The Company will cause such list to be updated promptly through the Closing Date. Not later than 45 days prior to the date of the Company Stockholder Meeting, the Company shall cause its "affiliates" to deliver to Parent a Company Affiliate Agreement substantially in the form attached as EXHIBIT B.

     Section 6.12 SEC and Other Filings. Each of Parent and the Company shall promptly provide the other party (or its counsel) with copies of all filings made by the other party or any of its subsidiaries with the SEC or any other state, federal or foreign Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

     Section 6.13 Fees and Expenses. Whether or not the Merger is consummated, all Expenses incurred in connection with this Agreement, the Option Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such Expenses, except (a) Expenses incurred in connection with the filing, printing and mailing of the Proxy Statement and the S-4, which shall be shared equally by the Company and Parent, (b) the filing fees required under the HSR Act, which shall be shared equally by the Company and Parent and (c) if applicable, as provided in Section 8.5. As used in this Agreement, "EXPENSES" includes all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with, or related to, the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the preparation, filing, printing and mailing of the Proxy Statement and the S-4 and the solicitation of stockholder approvals and all other matters related to the transactions contemplated hereby.

     Section 6.14 Obligations of Merger Sub. Parent will take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

     Section 6.15 Listing of Stock. Parent shall cause the shares of Parent Common Stock to be issued in connection with the Merger to be approved for listing on the NYSE on or prior to the Closing Date, subject to official notice of issuance.

     Section 6.16 Antitakeover Statutes. If any Takeover Statute is or may become applicable to the Merger or the Option Agreement, each of Parent and the Company shall use their reasonable best efforts to permit the transactions contemplated by this Agreement or the Option Agreement, as applicable, to be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any Takeover Statute on the Merger or the Option Agreement.

                                  ARTICLE VII
                    CONDITIONS TO CONSUMMATION OF THE MERGER

     Section 7.1  Conditions to Each Party's Obligations to Effect the
Merger. The respective obligations of each party to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by the party being benefited thereby, to the extent permitted by applicable Law:

          (a) The Merger shall have been approved and adopted by the Company Requisite Vote.

          (b) Any waiting periods applicable to the Merger under the HSR Act shall have expired or early termination thereof shall have been granted and any waiting periods or consents under any comparable foreign antitrust Laws shall have expired or been obtained.

          (c) There shall not be in effect any Law of any Governmental Entity of competent jurisdiction restraining, enjoining or otherwise preventing consummation of the transactions contemplated by this Agreement and no Governmental Entity shall have instituted any proceeding which continues to be pending seeking any such Law.

          (d) The S-4 shall have been declared effective by the SEC and shall be effective at the Effective Time, and no stop order suspending effectiveness shall have been issued and no action, suit, proceeding or investigation by the SEC to suspend the effectiveness thereof shall have been initiated and be continuing.

          (e) The Parent Common Stock required to be issued hereunder shall have been approved for listing on the NYSE, subject only to official notice of issuance.

     Section 7.2 Conditions to the Obligations of Parent and Merger Sub. The respective obligations of Parent and Merger Sub to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following additional conditions, any or all of which may be waived in whole or part by Parent and Merger Sub, as the case may be, to the extent permitted by applicable Law:

     (a) The representations and warranties of the Company contained herein shall have been true in all respects when made and on and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall speak only as of the specified date), except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     (b) The Company shall have performed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Closing.

     (c) The Company shall have delivered to Parent a certificate, dated the date of the Closing, signed by the President or any Vice President of the Company (but without personal liability thereto), certifying as to the fulfillment of the conditions specified in Sections 7.2(a) and 7.2(b).

     (d) The Company shall have received and delivered to Parent a letter from Ernst & Young LLP, auditors for the Company, dated as of the Closing Date, stating that the Company qualifies as a combining company in accordance with the provisions of APB 16 and the applicable SEC rules and regulations. Parent shall have received a letter from Ernst & Young LLP, auditors for Parent, dated as of the Closing Date, stating that accounting of the Merger as a "pooling of interests" under APB 16 and the applicable SEC rules and regulations is appropriate if the Merger is consummated as contemplated by this Agreement. Notwithstanding the foregoing, the satisfaction of this Section 7.2(d) shall not be a condition to the obligations of a party to effect the Merger if the failure to satisfy this condition results from any action taken or agreed to be taken by or on behalf of Parent.

     (e) Parent shall have received an opinion of its tax counsel, Weil, Gotshal & Manges LLP, dated the Effective Time, to the effect that (i) the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; and (ii) each of Parent, Merger Sub and the Company will be a party to the reorganization within the meaning of Section 368(b) of the Code. The issuance of such opinion shall be conditioned on the receipt by such tax counsel of representation letters from each of the Parent, Merger Sub and the Company, substantially in the forms attached hereto as EXHIBITS D and E. Each such representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect.

     (f) All authorizations, consents or approvals of a Governmental Entity (other than those specified in Section 7.1(b)) required in connection with the execution and delivery of this Agreement and the performance of the obligations hereunder shall have been made or obtained, without any limitation, restriction or condition that is reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole (or an effect on Parent and its subsidiaries that, were such effect applied to the Company and its subsidiaries, is reasonably expected to have a Material Adverse Effect on the Company), except for such authorizations, consents or approvals, the failure of which to have been made or obtained is not reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole (or an effect on Parent and its subsidiaries that, were such effect applied to the Company and its subsidiaries, is reasonably expected to have a Material Adverse Effect on the Company).

     (g) Not later than 45 days prior to the date of the Company Stockholder Meeting, Parent shall have received from the Company's "affiliates" a Company Affiliate Agreement substantially in the form attached as EXHIBIT B.

     Section 7.3 Conditions to the Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by the Company to the extent permitted by applicable Law:

     (a) The representations and warranties of Parent and Merger Sub contained herein shall be true in all respects when made and on and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall speak only as of the specified date), except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have a Material Adverse Effect on Parent and its subsidiaries taken as a whole.

     (b) Parent shall have performed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Closing.

     (c) Parent shall have delivered to the Company a certificate, dated the date of the Closing, signed by the President or any Vice President of Parent (but without personal liability thereto), certifying as to the fulfillment of the conditions specified in Sections 7.3(a) and 7.3(b).

     (d) (i) The Company shall have received an opinion of its tax counsel, Snell & Wilmer L.L.P., dated the Effective Time, to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; and (ii) each of Parent, Merger Sub and the Company will be a party to the reorganization within the meaning of Section 368(b) of the Code. The issuance of such opinion shall be conditioned on the receipt by such tax counsel of representation letters from each of the Parent, Merger Sub and the Company, in each case, in form and substance reasonably satisfactory to Snell & Wilmer L.L.P. Each such representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect.

                                  ARTICLE VIII
                         TERMINATION; AMENDMENT; WAIVER

     Section 8.1 Termination by Mutual Agreement. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by the Company Requisite Vote referred to in Section 7.1(a), by mutual written consent of the Company and Parent by action of their respective boards of directors.

     Section 8.2 Termination by Either Parent or the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the board of directors of either Parent or the Company if:

          (a) the Merger shall not have been consummated by December 31, 2000, whether such date is before or after the date of approval of the Merger by the Company Requisite Vote (the "TERMINATION DATE"); provided, however, that if either Parent or the Company reasonably determines in good faith that additional time is necessary in connection with obtaining any consent, registration, approval, permit or authorization required to be obtained from any Governmental Entity, the Termination Date may be extended by Parent or the Company from time to time by written notice to the other party to a date not beyond February 28, 2001;

          (b) the Company Requisite Vote shall not have been obtained at the Company Stockholder Meeting or at any adjournment or postponement thereof;

          (c) any Law permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the approval of the Merger by the Company Requisite Vote); or

          (d) any Governmental Entity shall have failed to issue an order, decree or ruling or to take any other action which is necessary to fulfill the conditions set forth in Sections 7.1(b), 7.1(d) and 7.2(f), as applicable, and such denial of a request to issue such order, decree or ruling or take such other action shall have been final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated.

     Section 8.3 Termination by the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Company Board:

          (a) if (i) the Company is not in breach of Section 6.5, (ii) the Merger shall not have been approved by the Company Requisite Vote, (iii) the Company Board authorizes the Company, subject to complying with the terms of this Agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal and the Company notifies Parent in writing that it intends to enter into such an agreement, attaching the most current version of such agreement to such notice, and (iv) during the three business day period after the Company's notice, (A) the Company shall have negotiated with, and shall have caused its respective financial and legal advisors to negotiate with, Parent to attempt to make such commercially reasonable adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the transactions contemplated hereby and (B) the Company Board shall have concluded, after considering the results of such negotiations, that any Superior Proposal giving rise to the Company's notice continues to be a Superior Proposal. The Company may not effect such termination unless contemporaneously therewith the Company pays to Parent in immediately available funds the fees required to be paid pursuant to Section 8.5. The Company agrees (x) that it will not enter into a binding agreement referred to in clause (iii) above until at least the day following the third business day after it has provided the notice to Parent required thereby and (y) to notify Parent promptly if its intention to enter into a written agreement referred to in its notification shall change at any time after giving such notification; or

          (b) if there is a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement contained in this Agreement that cannot be cured and would cause a condition set forth in Section 7.3(a) or 7.3(b) to be incapable of being satisfied as of the Termination Date.

     Section 8.4 Termination by Parent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent, if:

          (a) either (i) the Company enters into a binding agreement for a Superior Proposal, or (ii) the Company Board shall have withdrawn or adversely modified its approval or recommendation of the Merger; or

          (b) there is a breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement that cannot be cured and would cause a condition set forth in Section 7.2(a) or 7.2(b) to be incapable of being satisfied as of the Termination Date.

     Section 8.5  Effect of Termination and Abandonment.

     (a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VIII, this Agreement (other than this Section 8.5, Sections 5.3(c) and 6.13, and Article IX) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors, or other representatives); provided, however, that except as otherwise provided herein, no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of this Agreement.

     (b) In the event that (i) a bona fide Acquisition Proposal shall have been made or any person shall have publicly announced an intention (whether or not conditional) to make a bona fide Acquisition Proposal in respect of the Company or any of its subsidiaries and thereafter this Agreement is terminated by either Parent or the Company pursuant to Section 8.2(b) or by the Parent pursuant to
Section 8.4(b) as a result of a material breach by the Company of any of the covenants set forth in Section 6.5 hereof (provided that within 9 months of the termination of this Agreement any Acquisition Proposal by a third party is entered into, agreed to, or consummated by the Company) or (ii) this Agreement is terminated by the Company pursuant to Section 8.3(a), or (iii) this Agreement is terminated by Parent pursuant to Section 8.4(a)(i), or (iv) this Agreement is terminated by Parent pursuant to Section 8.4(a)(ii) and, within 9 months of such termination, any Acquisition Proposal by any third party is entered into, agreed to or consummated by the Company, then the Company shall pay Parent a termination fee of $223,203,810 in same-day funds, on the date of such termination, in the case of clause (ii) or (iii), or on the earlier of the date an agreement is entered into in respect of an Acquisition Proposal or an Acquisition Proposal is consummated in the case of clause (i) or (iv), provided, however, that notwithstanding the foregoing, Parent will not be entitled to a termination fee pursuant to clause (i) or (iv) above in the event the Acquisition Proposal entered into, agreed to or consummated after such termination is an Acquisition Proposal whereby (A) the Company or any of its subsidiaries acquires a third party (the "EXEMPT ACQUIRED PERSON") pursuant to a merger, consolidation, recapitalization, share exchange or similar transaction in which the Company survives and the shareholders of the Exempt Acquired Person receive shares of Company Common Stock which, immediately following consummation of such merger, consolidation, recapitalization, share exchange or similar transaction, will represent no more than 45% of the issued and outstanding shares of Company Common Stock (or securities convertible or exchangeable into, or exercisable for Company Common Stock, whether upon the passage of time or otherwise) and (B) such Exempt Acquired Person, or any affiliate or affiliates thereof, was or were not the subject of an Acquisition Proposal at any time after the date hereof and prior to the termination of this Agreement.

     (c) The Company acknowledges that the agreements contained in Section 8.5(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent and Merger Sub would not have entered into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to Section 8.5(b), and, in order to obtain such payment, Parent commences a suit which results in a judgment against the Company for the fee set forth in this Section 8.5, the Company shall pay to Parent its costs and expenses (including, attorneys' fees) in connection with such suit, together with interest from the date of termination of this Agreement on the amounts owed at the prime rate of Bank of America, N.A., in effect from time to time during such period.

     Section 8.6 Amendment. This Agreement may be amended by action taken by the Company, Parent and Merger Sub at any time before or after approval of the Merger by the Company Requisite Vote but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable Law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

     Section 8.7 Extension; Waiver. At any time prior to the Effective Time, each party hereto (for these purposes, Parent and Merger Sub shall together be deemed one party and the Company shall be deemed the other party) may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered pursuant hereto, or (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of either party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

                                   ARTICLE IX
                                 MISCELLANEOUS

     Section 9.1  Entire Agreement; Assignment.

     (a) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement between the parties hereto in respect of the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties in respect of the subject matter hereof, other than the Confidentiality Agreement (which shall remain in effect).

     (b) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of Law (including by merger or consolidation) or otherwise without the prior written consent of the other parties. Any assignment in violation of the preceding sentence shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns.

     Section 9.2  Nonsurvival of Representations and Warranties.

     The representations and warranties made herein by the parties hereto shall not survive the Effective Time. This Section 9.2 shall not limit any covenant or agreement of the parties hereto which by its terms contemplates performance after the Effective Time or after termination of this Agreement.

     Section 9.3 Notices. All notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given (i) five business days following sending by registered or certified mail, postage prepaid, (ii) when sent if sent by facsimile; provided, however, that the facsimile is promptly confirmed by telephone confirmation thereof,
(iii) when delivered, if delivered personally to the intended recipient, and
(iv) one business day following sending by overnight delivery via a national courier service, and in each case, addressed to a party at the following address for such party:

if to Merger Sub or to
Parent, to:                            Texas Instruments Incorporated
                                       7839 Churchill Way, M/S 3995
                                       Dallas, Texas 75251
                                       - or  -
                                       P.O. Box 650311, M/S 3995
                                       Dallas, Texas 75265
                                       Attention: Charles D. Tobin
                                       Facsimile No.: (972) 917-3804
with copies to:                        Texas Instruments Incorporated
                                       12500 TI Boulevard, M/S 8658
                                       Dallas, Texas 75243
                                       - or  -
                                       P.O. Box 660199, M/S 8658
                                       Dallas, Texas 75266
                                       Attention: Joseph F. Hubach
                                       Facsimile No.: (972) 480-5061
                                       and
                                       Weil, Gotshal & Manges LLP
                                       100 Crescent Court, Suite 1300
                                       Dallas, Texas 75201-6950
                                       Attention: R. Scott Cohen, Esq.
                                       Facsimile: (214) 981-8338
if to the Company, to:                 Burr-Brown Corporation
                                       6730 South Tucson Boulevard
                                       Tucson, Arizona 85706
                                       Attention: Syrus P. Madavi
                                       Facsimile: (520) 746-7279
with a copy to:                        Snell & Wilmer, L.L.P.
                                       One Arizona Center
                                       Phoenix, Arizona 85004-2202
                                       Attention: Steven D. Pidgeon, Esq.
                                       Facsimile: (602) 382-6070

        or to such other address or facsimile number as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

     Section 9.4 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the choice of Law principles thereof.

     Section 9.5 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 9.6 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and, except as provided in Section 6.7, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 9.7 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 9.8 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at Law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of Delaware.

     Section 9.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     Section 9.10  Interpretation.

     (a) The words "hereof," "herein," "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit, and schedule references are to the articles, sections, paragraphs, exhibits, and schedules of this Agreement unless otherwise specified. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation," the word "or" shall mean "and/or." All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

     (b) The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to June 21, 2000. The phrase "made available" in

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

this Agreement shall mean that the information referred to has been actually delivered to the party to whom such information is to be made available.

     (c) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     Section 9.11  Definitions. As used herein,

     (a) "BENEFICIAL OWNERSHIP" or "BENEFICIALLY OWN" has the meaning provided in Section 13(d) of the Exchange Act and the rules and regulations thereunder.

     (b) "BUSINESS DAY" shall mean any day other than Saturday, Sunday or any day on which banks in New York City, New York are required or authorized by Law to be closed for business.

     (c) "KNOW" or "KNOWLEDGE" means, in respect of any party, the actual knowledge of the officers and employees of such party actively participating in the negotiation of this agreement and related due diligence activities, without any requirement to undertake an independent investigation, provided that, in the case of the Company, such officers and employees shall be limited to those persons named in Section 9.11(c) of the Company Disclosure Schedule.

     (d) "MATERIAL ADVERSE EFFECT" means in respect of any entity, any material adverse effect on (i) the assets, properties, financial condition or results of operations of such entity and its subsidiaries taken as a whole, other than any change, circumstance, effect or development (A) relating to the economy in general in any country in which such entity operates or owns assets, (B) relating to the semiconductor industry (it being understood that this clause (B) shall not exclude, in the case of any Material Adverse Effect with respect to either party, any change, circumstance, effect or development relating to the semiconductor industry that materially disproportionately impacts such party),
(C) arising out of or resulting from actions contemplated by the parties in connection with, or which is attributable to, the announcement of this Agreement and the transactions contemplated hereby (including loss of customers, suppliers or employees or the delay or cancellation of orders for products), or (D) any shareholder litigation or litigation by any Governmental Entity, in each case brought or threatened against such entity or any member of its board of directors in respect of this Agreement or the transactions contemplated hereby; provided that neither (x) any change in the market price or trading volume of the Company Common Stock or Parent Common Stock nor (y) a failure by the Company or Parent to meet the revenue or earnings predictions of equity analysts reflected in the First Call consensus estimate, or any other revenue or earnings predictions or expectations, for any period ending on or after the date of this Agreement shall, in and of itself, constitute a Material Adverse Effect (it being understood that this proviso, as it relates to (y), shall not exclude any underlying change, circumstance, effect or development which resulted in such failure to meet such estimates, predictions or expectations), or (ii) the ability of such party to consummate the transactions contemplated by this Agreement.

     (e) "PERSON" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

     (f) "SUBSIDIARY" means, in respect of any party, any corporation, partnership or other entity or organization, whether incorporated or unincorporated, of which (i) such other party or any other subsidiary of such party is a general partner (excluding such partnerships where such party or any subsidiary of such party does not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions in respect of such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

                [THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the date first above written.

                                            BURR-BROWN CORPORATION

                                            By:     /s/ SYRUS P. MADAVI
                                              ----------------------------------
                                            Name:  Syrus P. Madavi
                                            Title: Chairman, President and CEO

                                            TEXAS INSTRUMENTS INCORPORATED

                                            By:     /s/ M. SAMUEL SELF
                                              ----------------------------------
                                            Name:  M. Samuel Self
                                            Title: Senior Vice President and
                                                   Controller

                                            BURMA ACQUISITION CORP.

                                            By:     /s/ M. SAMUEL SELF
                                              ----------------------------------
                                            Name:  M. Samuel Self
                                            Title: Treasurer

                                                                         ANNEX B

                                VOTING AGREEMENT

     In consideration of Texas Instruments Incorporated, a Delaware corporation ("Parent"), Burma Acquisition Corp., a Delaware corporation ("Subsidiary"), and Burr-Brown Corporation, a Delaware corporation (the "Company"), entering into on the date hereof a Merger Agreement, dated as of the date hereof (the "Merger Agreement"), pursuant to which Merger Sub, upon the terms and subject to the conditions thereof, will merge with and into the Company (the "Merger"), and each outstanding share of Company Common Stock will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement) in accordance with the terms of the Merger Agreement, each of the undersigned holders (each, a "Stockholder") of shares of Company Common Stock agrees with each of Parent, Merger Sub and the Company as follows:

     1. During the period (the "Agreement Period") beginning on the date hereof and ending on the earlier of (i) the Effective Time (as defined in the Merger Agreement), and (ii) the date of termination of the Merger Agreement in accordance with its terms, each Stockholder hereby agrees to vote the shares of Company Common Stock set forth opposite its name in SCHEDULE A hereto (the "Schedule A Securities") to approve and adopt the Merger Agreement and the Merger (provided that the Stockholder shall not be required to vote in favor of the Merger Agreement or the Merger if the Merger Agreement has, without the consent of the Stockholder, been amended in any manner that is material and adverse to such Stockholder) and any actions directly and reasonably related thereto at any meeting or meetings of the stockholders of the Company, and at any adjournment thereof or pursuant to action by written consent, at or by which such Merger Agreement, or such other actions, are submitted for the consideration and vote of the stockholders of the Company so long as such meeting is held (including any adjournment thereof) or written consent adopted prior to the termination of the Agreement Period.

     2. During the Agreement Period, each Stockholder hereby agrees that such Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Schedule A Securities in any manner inconsistent with the obligations of such Stockholder under this Agreement.

     3. Each Stockholder hereby represents and warrants to Parent and Merger Sub that as of the date hereof:

          (a) Such Stockholder (i) owns beneficially all of the shares of Company Common Stock set forth opposite the Stockholder's name in SCHEDULE A hereto, (ii) has the full and unrestricted legal power, authority and right to enter into, execute and deliver this Voting Agreement without the consent or approval of any other person, and (iii) has not entered into any voting agreement or other similar agreement with or granted any person any proxy (revocable or irrevocable) in respect of such shares (other than this Voting Agreement).

          (b) This Voting Agreement is the valid and binding agreement of such Stockholder.

          (c) No investment banker, broker or finder is entitled to a commission or fee from such Stockholder or the Company in respect of this Voting Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder.

     4. If any provision of this Voting Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Voting Agreement.

     5. This Voting Agreement may be executed in two or more counterparts each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.

     6. The parties hereto agree that if, for any reason, any party hereto shall have failed to perform its obligations under this Voting Agreement, then the party seeking to enforce this Voting Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive relief. This provision is without prejudice to any other rights or remedies, whether at law or in equity, that any party hereto may have against any other party hereto for any failure to perform its obligations under this Voting Agreement.

     7. This Voting Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     8. Each Stockholder will, upon request, execute and deliver any additional documents deemed by Parent to be reasonably necessary or desirable to complete and effectuate the covenants contained herein.

     9. This Agreement shall terminate upon the termination of the Agreement Period.

     10. No Stockholder shall sell, assign, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding in respect of the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Schedule A Securities during the term of this Agreement unless such Stockholder first provides written notice thereof to Parent and obtains a written agreement of the proposed transferee to be bound by the terms of this Agreement.

     11. Parent, Merger Sub and the Company understand and agree that this Agreement pertains only to each Stockholder and not to any of its affiliates, if any, or advisers.

     12. Parent, Merger Sub and the Company severally, but not jointly, represent and warrant to each Stockholder that there is no agreement, understanding or commitment, written or oral, to pay any consideration directly or indirectly in connection with the Merger or otherwise to or for the benefit of any holder of Company Common Stock or options thereon other than as set forth in the Merger Agreement (except, in the case of directors, employees, agents, customers, suppliers or contractors of the Company who are also holders, such consideration as is payable by the Company in the ordinary course of business, and except for amounts payable to officers, directors or employees in connection with or pursuant to any options or option, stock purchase, stock ownership or other employee benefit plans or agreements).

     13. Neither Parent, Merger Sub nor the Company will enter into any agreement with any other stockholder of the Company having a purpose or effect substantially similar to that of this Voting Agreement on financial terms (in respect of such other stockholder) more favorable than the terms of this Voting Agreement.

     14. Any Stockholder who is also a director or officer of the Company will not, by execution of this Agreement, be precluded from exercising his fiduciary duties under applicable Law in his capacity as a director or officer with respect to the Company and nothing herein will limit or affect, or give rise to any liability to a Stockholder by virtue of any actions taken by such Stockholder in his or her capacity as a director or officer of the Company.

     15. Nothing contained in this Voting Agreement shall be deemed to vest in Parent, Merger Sub or the Company any direct or indirect ownership or incidence of ownership of or with respect to any Schedule A Securities. All rights, ownership and economic benefits of and relating to the Schedule A Securities shall remain and belong to the applicable Stockholder and neither Parent, Merger Sub nor the Company shall have any power or authority to direct any Stockholder in the voting of any Schedule A Securities or the performance by any Stockholder of its duties or responsibilities as a stockholder of the Company, except as otherwise provided herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of June 21, 2000.

                                            TEXAS INSTRUMENTS INCORPORATED

                                            By:     /s/ M. SAMUEL SELF
                                              ----------------------------------
                                                Name: M. Samuel Self
                                                Title: Senior Vice President and
                                                Controller

                                            BURMA ACQUISITION CORP.

                                            By:     /s/ M. SAMUEL SELF
                                              ----------------------------------
                                                Name: M. Samuel Self
                                                Title: Treasurer

                                            BURR-BROWN CORPORATION

                                            By:     /s/ SYRUS P. MADAVI
                                              ----------------------------------
                                                Name: Syrus P. Madavi
                                                Title: Chairman, President and
                                                CEO

                                            STOCKHOLDERS:

                                            /s/ THOMAS R. BROWN, JR.
                                            ------------------------------------
                                            Thomas R. Brown, Jr.*

                                            /s/ SYRUS P. MADAVI
                                            ------------------------------------
                                            Syrus P. Madavi

                                            /s/ FRANCIS J. AGUILAR
                                            ------------------------------------
                                            Francis J. Aguilar

                                            /s/ JOHN S. ANDEREGG, JR.
                                            ------------------------------------
                                            John S. Anderegg, Jr.

                                            /s/ MARCELO A. GUMUCIO
                                            ------------------------------------
                                            Marcelo A. Gumucio

                                            /s/ KENNETH G. WOLF
                                            ------------------------------------
                                            Kenneth G. Wolf

                                            /s/ J. SCOTT BLOUIN
                                            ------------------------------------
                                            J. Scott Blouin

     * Individually and (i) as trustee of Trust Agreement dated October 3, 1998, under the last will and testament of Helen M. Brown for the benefit of Mary B. Brown, (ii) as trustee of Trust Agreement dated October 3, 1998, under the last will and testament of Helen M. Brown for the benefit of Sarah M. Brown Smallhouse and (iii) as general partner of Brown Investment Management Limited Partnership.

                                   SCHEDULE A
                                       TO
                                VOTING AGREEMENT

STOCKHOLDER                                                   CLASS    NUMBER OF SHARES
-----------                                                   -----    ----------------
Thomas R. Brown, Jr.*.......................................  Common      16,527,631
John S. Anderegg, Jr. ......................................  Common         167,397
Francis J. Aguilar..........................................  Common          50,625
Syrus P. Madavi.............................................  Common          40,000
Kenneth G. Wolf.............................................  Common           1,875
Marcelo A. Gumucio..........................................  Common               0
J. Scott Blouin.............................................  Common               0

     * Individually and (i) as trustee of Trust Agreement dated October 3, 1998, under the last will and testament of Helen M. Brown for the benefit of Mary B. Brown, (ii) as trustee of Trust Agreement dated October 3, 1998, under the last will and testament of Helen M. Brown for the benefit of Sarah M. Brown Smallhouse and (iii) as general partner of Brown Investment Management Limited Partnership.

                                                                         ANNEX C

                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated as of June 21, 2000 (the "STOCK OPTION AGREEMENT"), between Texas Instruments Incorporated, a Delaware corporation ("PARENT"), and Burr-Brown Corporation, a Delaware corporation (the "COMPANY").

     WHEREAS, Parent, Burma Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"), and the Company are parties to that certain Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), which provides, among other things, that Merger Sub, on the terms and subject to the conditions thereof, will merge with and into the Company with the Company surviving as a wholly owned subsidiary of Parent;

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Company grant to Parent an option to purchase up to 11,236,702 shares of common stock, par value $0.01 per share ("COMMON STOCK") of the Company, upon the terms and subject to the conditions hereof; and

     WHEREAS, in order to induce Parent to enter into the Merger Agreement, the Company is willing to grant Parent the requested option.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1. The Option; Exercise; Adjustments.

     (a) Subject to the other terms and conditions set forth herein, the Company hereby grants to Parent an irrevocable option (the "OPTION") to purchase up to 11,236,702 shares of Common Stock (the "SHARES"). The purchase price per Share (the "PURCHASE PRICE") shall be $112.94. The Purchase Price and the number of Shares shall be subject to adjustment as provided in Section 1(c) hereof.

     (b) Parent may exercise the Option with respect to any or all of the Option Shares at any one time or from time to time, subject to the provisions of
Section 1(c) hereof, upon the occurrence of an Exercise Event (as defined below). Subject to the last sentence of this Section 1(b), the Option will terminate and be of no further force and effect upon the earliest to occur of
(i) the Effective Time (as defined in the Merger Agreement), (ii) 90 days after the first occurrence of an Exercise Event, and (iii) the termination of the Merger Agreement in accordance with its terms so long as, in the case of this clause (iii), no Exercise Event has occurred or could still occur under Section 8.5(b) of the Merger Agreement, in which case the Option will terminate on the later of (x) 90 days following the time such termination fee becomes unconditionally payable and (y) the expiration of the period in which an Exercise Event could occur pursuant to Section 8.5(b) of the Merger Agreement. "Exercise Event" means any event as a result of which Parent is unconditionally entitled to receive a termination fee pursuant to Section 8.5(b) of the Merger Agreement. Notwithstanding the termination of the Option, Parent shall be entitled to purchase the Shares with respect to which it has exercised the Option in accordance with the terms hereof prior to the termination of the Option.

     (c) (i) In the event Parent is entitled to and wishes to exercise the Option, Parent shall send a written notice to the Company (the "STOCK EXERCISE NOTICE") specifying a date (subject to the HSR Act (as defined below)) not later than 20 business days and not earlier than three business days following the date such notice is given for the closing of such purchase and specifying the number of Shares Parent wishes to purchase.

     (ii) In the event of any change in the number of issued and outstanding shares of Common Stock by reason of any stock dividend, stock split, split-up, recapitalization, merger (other than the Merger) or other change in the corporate or capital structure of the Company, the number of Shares subject to this Option and the purchase price per Share shall be appropriately adjusted to restore the Parent to its rights hereunder, including its right to purchase Shares representing approximately 19.9% of the common stock of the Company that is issued and outstanding on the date hereof (after giving effect to the foregoing adjustments) at an aggregate purchase price equal to the Purchase Price multiplied by 11,236,702.

     (iii) In the event that Company shall enter into an agreement to: (A) consolidate with or merge into any person, other than Parent or one of its subsidiaries, and Company shall not be the continuing or surviving corporation of such consolidation or merger; (B) permit any person, other than Parent or one of its subsidiaries, to merge into Company and Company shall be the continuing or surviving corporation, but, in connection with such merger, the then-outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of Company or any other person or cash or any other property, or the outstanding shares of Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company; or (C) sell or otherwise transfer all or substantially all of its assets to any person, other than Parent or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that upon the consummation of any such transaction, and upon the terms and conditions set forth herein, Parent shall receive for each Share of Common Stock with respect to which the Option has not been exercised in an amount of consideration in the form of and equal to the per share amount of consideration that would be received by the holder of one share of Common Stock less the Purchase Price to the extent the Option is then exercisable in accordance with the terms and conditions hereof (and, in the event of an election or similar arrangement with respect to the type of consideration to be received by the holders of Common Stock, subject to the foregoing, proper provision shall be made so that the holder of the Option would have the same election or similar rights as would the holder of the number of shares of Common Stock for which the Option is then exercisable).

     (d) At any time the Option is exercisable pursuant to the terms of Section 1(b) hereof, Parent may elect, in lieu of exercising the Option to purchase Shares provided in Section 1(a) hereof, to send a written notice to the Company (the "CASH EXERCISE NOTICE") specifying a date not later than 20 business days and not earlier than 10 business days following the date such notice is given on which date the Company shall pay to Parent an amount in cash equal to the Spread (as hereinafter defined) multiplied by all or such portion of the Shares subject to the Option as Parent shall specify in such Cash Exercise Notice. As used herein "SPREAD" shall mean the excess, if any, over the Purchase Price of the higher of (i) if applicable, the highest price per share of Common Stock paid or proposed to be paid by any person pursuant to a definitive agreement executed by the Company with respect to an Acquisition Proposal (the "ALTERNATIVE PURCHASE PRICE") or (ii) the average closing price, for the five trading days ending on the trading day immediately preceding the date of the Cash Exercise Notice, per share of Common Stock as reported on the Nasdaq National Market (the "CLOSING PRICE"). If the Alternative Purchase Price includes any property other than cash, the Alternative Purchase Price shall be the sum of (i) the fixed cash amount, if any, included in the Alternative Purchase Price plus (ii) the fair market value of such other property. If such other property consists of securities with an existing public trading market, the average of the closing prices (or the average of the closing bid and asked prices if closing prices are unavailable) for such securities in their principal public trading market on the five trading days ending on the trading day immediately preceding the date of the Cash Exercise Notice shall be deemed to equal the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and, as of the payment date for the Spread, agreement on the value of such other property has not been reached between the parties hereto, the Alternative Purchase Price shall be deemed to equal the Closing Price. Upon exercise of its right to receive cash pursuant to the exercise of the Option, the obligations of the Company to deliver Shares pursuant to Section 3 shall be terminated with respect to such number of Shares for which Parent shall have elected to be paid the Spread.

     2. Conditions to Delivery of Shares. The Company's obligation to deliver Shares upon exercise of the Option is subject only to the fulfillment of the following conditions:

          (i) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States prohibiting the delivery of the Shares shall be in effect; and

          (ii) Any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT") shall have expired or been terminated; and

          (iii) All consents, approvals, orders, notifications, filings or authorizations, the failure of which to make or obtain would have the effect of making the issuance of Shares to Parent illegal ("OTHER REQUISITE CONSENTS"), shall have been made or obtained.

     3. The Closing.

     (a) Any closing hereunder shall take place on the date specified by Parent in its Stock Exercise Notice or Cash Exercise Notice, as the case may be, at such reasonable time and place as may be indicated in the Stock Exercise Notice or the Cash Exercise Notice, as applicable, or at the election of the Company at 10:00 A.M., local time, at the offices of Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas, or, if the conditions set forth in
Section 2(i), 2(ii) or 2(iii) have not then been satisfied, on the second business day following the satisfaction of such conditions, or at such other time and place as the parties hereto may agree (the "CLOSING DATE"). On the Closing Date, (i) in the event of a closing pursuant to Section 1(c) hereof, the Company will deliver to Parent a certificate or certificates, duly endorsed (or accompanied by duly executed stock powers), representing the Shares in the denominations designated by Parent in its Stock Exercise Notice and Parent will purchase such Shares from the Company at a cash price per Share equal to the Purchase Price or (ii) in the event of a closing pursuant to Section 1(d) hereof, the Company will deliver to Parent cash in an amount determined pursuant to Section 1(d) hereof. Any payment of cash made by Parent to the Company, or by the Company to Parent, pursuant to this Stock Option Agreement shall be made by wire transfer of immediately available funds to a bank designated by the party receiving such funds.

     (b) The certificates representing the Shares may bear an appropriate legend relating to the fact that such Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     4. Representations and Warranties of the Company. The Company represents and warrants to Parent that, except as contemplated by the Merger Agreement, (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform this Stock Option Agreement; (b) the execution and delivery of this Stock Option Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and this Stock Option Agreement has been duly and validly executed and delivered by a duly authorized officer of the Company and will constitute a valid and binding obligation of the Company subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Company has taken all necessary corporate action to authorize and reserve the Shares issuable upon exercise of the Option and the Shares, when issued and delivered by the Company upon exercise of the Option, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights; (d) except as otherwise required by the HSR Act or for the Other Requisite Consents, the execution and delivery of this Stock Option Agreement by the Company and the consummation by it of the transactions contemplated hereby do not require the consent, waiver, approval or authorization of or any filing with any person or public authority and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of any charter or bylaw, indenture, mortgage, lien, lease, agreement, contract, instrument, order, law, rule, regulation, judgment, ordinance, or decree, or restriction by which the Company or any of its subsidiaries or any of their respective properties or assets is bound, except where the failure to obtain such consent, waiver, approval or authorization or make such filing, or where such breach, acceleration or default, is not reasonably expected to have a Material Adverse Effect (as defined in the Merger Agreement) on the Company and its subsidiaries taken as a whole or on the ability of the Company to consummate the transactions contemplated hereby; and (e) the board of directors of the Company has taken all action required so that the restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in DGCL sec.203) will not apply to the execution, delivery, or performance of this Agreement or the consummation of the transactions contemplated by hereby.

     5. Representations and Warranties of the Parent. Parent represents and warrants to the Company that (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform this Stock Option Agreement; (b) the execution and delivery of this Stock Option Agreement by Parent and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and this Stock Option Agreement has been duly and validly executed and delivered by a duly authorized officer of Parent and will constitute a valid and binding obligation of Parent enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (c) Parent is acquiring the Option and, if and when it exercises the Option, will be acquiring the Shares issuable upon the exercise thereof for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act.

     6. Listing of Shares; HSR Act Filings; Governmental Consents. Subject to applicable law and the rules and regulations of the Nasdaq National Market (or any other national securities exchange or quotation system on which the Common Stock is then listed) (as applicable, the "STOCK EXCHANGE"), when the Option becomes exercisable hereunder, the Company will promptly file an application to list the Shares on the Stock Exchange and will use all reasonable efforts to effect all necessary filings by the Company under the HSR Act. Each of the parties hereto will use all reasonable efforts to obtain consents of all third parties and governmental authorities (including any Other Requisite Consents), if any, necessary to the consummation of the transactions contemplated hereby.

     7. Registration Rights.

     (a) In the event that Parent shall desire to sell any of the Shares within two years after the purchase of such Shares pursuant hereto, and such sale requires, in the reasonable opinion of counsel to Parent, registration of such Shares under the Securities Act, the Company will cooperate with Parent and any underwriters in registering such Shares for resale, including, without limitation, promptly filing a registration statement which complies with the requirements of applicable federal and state securities laws, entering into an underwriting agreement with such underwriters upon such terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions; provided that the Company shall not be required to have declared effective more than two registration statements hereunder and shall be entitled to delay the filing or effectiveness of any registration statement for up to 120 days if the offering would, in the good faith judgment of the Board of Directors of the Company, require premature disclosure of any material corporate development or otherwise interfere with or adversely affect any pending or proposed offering of securities of the Company or any other material transaction involving the Company. Parent shall use its reasonable efforts to cause, and to cause any underwriters of any sale or disposition to cause, any sale or disposition pursuant to such registration statement to be effected on a widely disseminated basis so that upon consummation thereof no purchaser or transferee will own beneficially more than 2.0% of the then outstanding voting power of the Company.

     (b) If the Common Stock is registered pursuant to the provisions of this
Section 7, the Company agrees (i) to furnish copies of the registration statement and the prospectus relating to the Shares covered thereby in such numbers as Parent may from time to time reasonably request and (ii) if any event shall occur as a result of which it becomes necessary to amend or supplement any registration statement or prospectus, to prepare and file under the applicable securities laws such amendments and supplements as may be necessary to keep available for at least 90 days a prospectus covering the Common Stock meeting the requirements of such securities laws, and to furnish Parent such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested. Parent will provide information reasonably requested by the Company for inclusion in any registration statement to be filed pursuant to this Section 7. The Company shall bear all costs of the registration, including, but not limited to, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for the Company, except that Parent shall pay the fees and disbursements of its counsel, and the underwriting fees and selling commissions applicable to the Shares sold by Parent. In connection with any registration pursuant to this Section 7, Parent and the Company shall provide each other and each underwriter of the offering with customary representations, warranties and covenants, including indemnification and contribution. If a requested registration pursuant to this Section 7 involves an underwritten offering, the underwriter or underwriters thereof shall be a nationally recognized firm or firms selected by the Company, which firm or firms shall be reasonably satisfactory to Parent.

     8. Expenses. Each party hereto shall pay its own expenses incurred in connection with this Stock Option Agreement.

     9. Specific Performance. The Company acknowledges that if the Company fails to perform any of its obligations under this Stock Option Agreement immediate and irreparable harm or injury would be caused to Parent for which money damages would not be an adequate remedy. In such event, the Company agrees that Parent shall have the right, in addition to any other rights it may have, to specific performance of this Stock Option Agreement. Accordingly, if Parent should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Company hereby waives the claim or defense that Parent has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Company further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

     10. Profit Limitation.

     (a) Notwithstanding any other provision of this Stock Option Agreement, in no event shall Parent's Total Profit (as hereinafter defined) exceed $255,090,070 and, if it otherwise would exceed such amount, Parent, at its sole election, shall either (a) deliver to the Company for cancellation Shares previously purchased by Parent, (b) pay cash to the Company or (c) undertake any combination thereof, so that Parent's Total Profit shall not exceed $255,090,070 after taking into account the foregoing actions.

     (b) Notwithstanding any other provision of this Stock Option Agreement, this Option may not be exercised for a number of Shares as would, as of the date of the Stock Exercise Notice, result in a Notional Total Profit (as defined below) of more than $255,090,070 and, if exercise of the Option otherwise would exceed such amount, Parent, at its discretion, may increase the Purchase Price for that number of Shares set forth in the Stock Exercise Notice so that the Notional Total Profit shall not exceed $255,090,070; provided, however, that nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date at the Purchase Price set forth in Section 1(a) hereof.

     (c) As used herein, the term "TOTAL PROFIT" shall mean the aggregate amount (before taxes) of the following: (i) the amount of cash received by Parent pursuant to Section 1(d), (ii) (x) the cash amounts or the fair market value of any property received by Parent pursuant to the sale of Shares (or any other securities into which such Shares are converted or exchanged), less (y) Parent's Purchase Price for such Shares, and (iii) any fees received pursuant to Section 8.5(b) of the Merger Agreement.

     (d) As used herein, the term "NOTIONAL TOTAL PROFIT" with respect to any number of Shares as to which Parent may propose to exercise this Option shall be the Total Profit determined as of the date of the Stock Exercise Notice assuming that this Option were exercised on such date for such number of Shares and assuming that such Shares, together with all other Shares held by Parent and its affiliates as of such date, were sold for cash at the closing market price for the Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

     11. Transfers. The Shares may not be sold, assigned, transferred, or otherwise disposed of except (i) in an underwritten public offering as provided in Section 7 hereof or (ii) to any purchaser or transferee who, to Parent's knowledge, would immediately following such sale, assignment, transfer or disposal, beneficially own more than 2.0% of the then outstanding voting power of the Company; provided, however, that Parent shall be permitted to sell any Shares if such sale is made pursuant to a tender or exchange offer.

     12. Notice. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been fully given if
(i) delivered personally; (ii) sent by certified or registered mail, return receipt requested; (iii) sent by overnight courier for delivery on the next business day; or (iv) sent by confirmed facsimile, provided that a hard copy of all such materials is thereafter sent within 24 hours in the manner described in clauses (i), (ii) or (iii), to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

     If to Parent:

        Texas Instruments Incorporated
        7839 Churchill Way, M/S 3995
        Dallas, Texas 75251

               - or -

        P.O. Box 650311, M/S 3995
        Dallas, Texas 75265
        Attention: Charles D. Tobin
        Facsimile No.: (972) 917-3804

     With copies to:

        Texas Instruments Incorporated
        12500 TI Boulevard, M/S 8658
        Dallas, Texas 75243

               - or -

        P.O. Box 660199, M/S 8658
        Dallas, Texas 75266
        Attention: Joseph F. Hubach, Esq.
        Facsimile No.: (972) 480-5061

               and

        Weil, Gotshal & Manges LLP
        100 Crescent Court, Suite 1300
        Dallas, Texas 75201
        Attention: R. Scott Cohen
        Facsimile No.: (214) 746-7777

     If to the Company:

        Burr-Brown Corporation
        6730 South Tucson Boulevard
        Tucson, Arizona 85706
        Attention: Syrus P. Madavi
        Facsimile No.: (520) 746-7279

     With a copy to:

        Snell & Wilmer, L.L.P.
        One Arizona Center
        Phoenix, Arizona 85004-2202
        Attention: Steven D. Pidgeon, Esq.
        Facsimile No.: (602) 382-6070

     Notices provided in accordance with this Section 12 shall be deemed delivered (i) on the date of personal delivery, (ii) four business days after deposit in the mail, (ii) one business day after delivery to an overnight courier, or (iv) on the date of confirmation of the facsimile transmission, as the case may be.

     13. Parties in Interest. This Stock Option Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and permitted assigns; provided, however, that such successor in interest or permitted assigns shall agree to be bound by the provisions of this Stock Option Agreement. Nothing in this Stock Option Agreement, express or implied, is intended to confer upon any person other than the Company or Parent, or their successors or assigns, any rights or remedies under or by reason of this Stock Option Agreement.

     14. Entire Agreement; Amendments. This Stock Option Agreement, together with the Merger Agreement and the other documents referred to therein, contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions. This Stock Option Agreement may not be changed, amended or modified orally, but may be changed only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

     15. Assignment. No party to this Stock Option Agreement may assign any of its rights or obligations under this Stock Option Agreement without the prior written consent of the other party hereto.

     16. Headings. The section headings herein are for convenience only and shall not affect the construction of this Stock Option Agreement.

     17. Counterparts. This Stock Option Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

     18. Governing Law. This Stock Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

     19. Severability. If any term, provision, covenant or restriction of this Stock Option Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Stock Option Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Parent and the Company have caused this Stock Option Agreement to be duly executed and delivered on the day and year first above written.

                                            TEXAS INSTRUMENTS INCORPORATED

                                            By:     /s/ M. SAMUEL SELF
                                              ----------------------------------
                                                Name:  M. Samuel Self
                                                Title: Senior Vice President
                                                and Controller

                                            BURR-BROWN CORPORATION

                                            By:     /s/ SYRUS P. MADAVI
                                              ----------------------------------
                                                Name:  Syrus P. Madavi
                                                Title: Chairman, President and
                                                CEO

                                                                         ANNEX D

[SECONDARY HEAD]

                                                                    CONFIDENTIAL

Board of Directors
Burr-Brown Corporation
6730 South Tucson Boulevard
Tucson, Arizona 85706

Dear Members of the Board:

     We understand that Burr-Brown Corporation ("Burr-Brown" or "Company"), Texas Instruments Incorporated ("TI" or "Parent") and Burma Acquisition Corp., a wholly-owned subsidiary of Parent

[BROADVIEW SIDE LETTERHEAD]
         June 21, 2000
("Merger Sub"), propose to enter into an Agreement and Plan of Merger (the "Agreement") pursuant to which, through the Merger of Merger Sub with and into the Company (the "Merger"), each outstanding share of Burr-Brown common stock including the associated rights ("Company Common Stock") will be converted into the right to receive 1.3 shares (the "Exchange Ratio") of the common stock of Parent ("TI Common Stock"). The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests pursuant to Opinion No. 16 of the Accounting Principles Board. The terms and conditions of the above described Merger are more fully detailed in the Agreement.

     You have requested our opinion as to whether the Exchange Ratio is fair, from a financial point of view, to Burr-Brown stockholders.

     Broadview International LLC ("Broadview") focuses on providing merger and acquisition advisory services to information technology ("IT"), communications and media companies. In this capacity, we are continually engaged in valuing such businesses, and we maintain an extensive database of IT, communications and media mergers and acquisitions for comparative purposes. We are currently acting as financial advisor to Burr-Brown's Board of Directors and will receive a fee from Burr-Brown upon the successful conclusion of the Merger.

     In rendering our opinion, we have, among other things:

      1.) reviewed the terms of the Agreement in the form of the draft furnished to us by Parent's legal counsel on June 20, 2000 (which, for the purposes of this opinion, we have assumed, with your permission, to be identical in all material respects to the agreement to be executed as of the date of this opinion);

      2.) reviewed Burr-Brown's annual report on Form 10-K for the fiscal year ended December 31, 1999, including the audited financial statements included therein, and Burr-Brown's quarterly report on Form 10-Q for the period ended April 1, 2000, including the unaudited financial statements included therein;

      3.) reviewed certain internal financial and operating information, including quarterly projections through December 31, 2000, relating to Burr-Brown, prepared and furnished to us by Burr-Brown management;

[BROADVIEW FOOTING]

[SECONDARY HEAD]

      4.) participated in discussions with Burr-Brown management concerning the operations, business strategy, current financial performance and prospects for Burr-Brown;

      5.) discussed with Burr-Brown management its view of the strategic rationale for the Merger;

      6.) reviewed the recent reported closing prices and trading activity for Company Common Stock;

      7.) compared certain aspects of the financial performance of Burr-Brown with public companies we deemed comparable;

      8.) analyzed available information, both public and private, concerning other mergers and acquisitions we believe to be comparable in whole or in part to the Merger;

      9.) reviewed recent equity research analyst reports covering Burr-Brown;

     10.) reviewed Texas Instruments' annual report on Form 10-K for the fiscal year ended December 31, 1999, including the audited financial statements included therein, and Texas Instruments' quarterly report on Form 10-Q for the period ended March 31, 2000;

     11.) participated in discussions with Texas Instruments management concerning the operations, business strategy, financial performance and prospects for Texas Instruments;

     12.) reviewed the recent reported closing prices and trading activity for Texas Instruments Common Stock;

     13.) discussed with Texas Instruments management its view of the strategic rationale for the Merger;

     14.) compared certain aspects of the financial performance of Texas
          Instruments with public companies we deemed comparable;

     15.) considered the total number of shares of Texas Instruments Common
          Stock outstanding and the average weekly trading volume of Texas Instruments Common Stock;

     16.) reviewed recent equity analyst reports covering Texas Instruments;

     17.) analyzed the anticipated effect of the Merger on the future financial performance of the consolidated entity;

     18.) assisted in negotiations and discussions related to the Merger among Burr-Brown, Texas Instruments and their respective financial and legal advisors; and

     19.) conducted other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

     In rendering our opinion, we have relied, without independent verification, on the accuracy and completeness of all the financial and other information (including without limitation the representations and warranties contained in the Agreement) that was publicly available or furnished to us by Burr-Brown, Texas Instruments or Texas Instruments' advisors. With respect to the financial projections examined by us, we have assumed that they were reasonably prepared and reflected the best available estimates and good faith judgments of the management of Burr-Brown as to the future performance of Burr-Brown. We have neither made nor obtained an independent appraisal or valuation of any of Burr-Brown's assets.

     Based upon and subject to the foregoing, we are of the opinion that the Exchange Ratio is fair, from a financial point of view, to Burr-Brown stockholders.

[SECONDARY HEAD]

     For purposes of this opinion, we have assumed that neither Burr-Brown nor Texas Instruments is currently involved in any material transaction other than the Merger, other publicly announced transactions and those activities undertaken in the ordinary course of conducting their respective businesses. Our opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of this opinion, and any change in such conditions would require a reevaluation of this opinion. We express no opinion as to the price at which Texas Instruments Common Stock will trade at any time.

     This opinion speaks only as of the date hereof. It is understood that this opinion is for the information of the Board of Directors of Burr-Brown in connection with its consideration of the Merger and does not constitute a recommendation to any Burr-Brown stockholder as to how such stockholder should vote on the Merger. This opinion may not be published or referred to, in whole or part, without our prior written permission, which shall not be unreasonably withheld. Broadview hereby consents to references to and the inclusion of this opinion in its entirety in the Prospectus and Proxy Statement to be distributed to Burr-Brown stockholders in connection with the Merger.

                                            Sincerely,

                                               [Broadview International LLC]

                                            Broadview International LLC

PROXY                                                                      PROXY

                             BURR-BROWN CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                               ON AUGUST 24, 2000

The undersigned stockholder of Burr-Brown Corporation, a Delaware Corporation (the "Company"), hereby appoints Syrus P. Madavi, J. Scott Blouin and Bradley
S. Paulson, or any of them, as proxies for the undersigned with full power of substitution and resubstitution in each of them, to attend the Special Meeting of the Stockholders of the Company to be held on August 24, 2000, at 9:00 a.m., local time, and any postponement or adjournment thereof, at the offices of the Company at 6730 S. Tucson Boulevard, Tucson, Arizona 85706, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all the powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the proposal as described in the Proxy Statement/Prospectus and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                 SIDE
                  Continued and to be signed on reverse side.

                             BURR-BROWN CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

[                                                                                                                                 ]

1. Approve and adopt the Agreement and Plan of Merger, dated as of June
   21, 2000, by and among Texas Instruments Incorporated, a Delaware
   corporation ("Texas Instruments"), Burma Acquisition Corp., a Delaware      For  Against Abstain  2. To vote and otherwise
   corporation and a wholly owned subsidiary of Texas Instruments ("Burma      [ ]   [ ]      [ ]       represent the undersigned
   Acquisition"), and Burr-Brown Corporation, a Delaware corporation ("Burr-                            on any other matter that may
   Brown"), and approve the related merger pursuant to which, among other                               properly come before the
   things, (i) Burma Acquisition will be merged with and into Burr-Brown, with                          Special Meeting of the
   Burr-Brown surviving the merger, and (ii) each share of Burr-Brown common                            Stockholders or any
   stock, $.01 par value per share, issued and outstanding immediately prior                            adjournment or postponement
   to the effective time of the merger will be converted into the right to                              thereof.
   receive 1.3 shares of common stock, $1.00 par value per share, of Texas
   Instruments, other than fractional shares which will be paid in cash.                       MARK HERE FOR ADDRESS
                                                                                               CHANGE AND NOTE AT LEFT  [ ]


                                                                                                   --------------------------------
                                                                                                   Signature                  Date


                                                                                                   --------------------------------
                                                                                                   Signature                  Date

                                                                                                   Please sign exactly as your name
                                                                                                   or names appear hereon. If shares
                                                                                                   are held jointly, each holder
                                                                                                   should sign. When signing in a
                                                                                                   fiduciary or representative
                                                                                                   capacity, please give full title.
                                                                                                   If the proxy is authorized by
                                                                                                   a corporation, it should be
                                                                                                   executed in the full corporate
                                                                                                   name by a duly authorized
                                                                                                   officer. If a partnership,
                                                                                                   please sign in the partnership
                                                                                                   name by an authorized person.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THIS                       PLEASE COMPLETE, DATE AND SIGN
PROXY WILL BE VOTED FOR THE PROPOSAL STATED ABOVE. THE BOARD OF DIRECTORS                          THIS PROXY AND RETURN IT
RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL STATED ABOVE.                                            PROMPTLY IN THE ENCLOSED
                                                                                                   ENVELOPE WHETHER OR NOT YOU PLAN
                                                                                                   TO ATTEND THE SPECIAL MEETING
                                                                                                   ON AUGUST 24, 2000. IF YOU
                                                                                                   ATTEND THE SPECIAL MEETING,
                                                                                                   YOU MAY VOTE IN PERSON IF YOU
                                                                                                   WISH, EVEN IF YOU HAVE PREVIOUSLY
                                                                                                   RETURNED YOUR PROXY.



-------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o


                            YOUR VOTE IS IMPORTANT.


          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.



5370--BURR-BROWN CORPORATION